                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21038
                                                      ---------

                          MLIG Variable Insurance Trust
                          -----------------------------
               (Exact name of registrant as specified in charter)

                 1300 Merrill Lynch Drive, Pennington, NJ 08534
                 ----------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Edward W. Diffin, Jr.
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                              --------------------
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: 609-274-5395
                                                    ------------

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003 to December 31, 2003

Item 1. Reports To Stockholders.
        -----------------------

The following is a copy of the report transmitted to shareholders pursuant to
Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG Variable Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Levin Large Cap Value Portfolio
Roszel/MLIM Relative Value Portfolio
Roszel/Sound Large Cap Core Portfolio
Roszel/INVESCO-NAM Large Cap Core Portfolio
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Seneca Large Cap Growth Portfolio
Roszel/Valenzuela Mid Cap Value Portfolio
Roszel/Seneca Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Delaware Small-Mid Cap Growth Portfolio
Roszel/Lazard International Portfolio
Roszel/Credit Suisse International Portfolio
Roszel/Lord Abbett Government Securities Portfolio
Roszel/MLIM Fixed-Income Portfolio

Annual Report
December 31, 2003

To Our Shareholders:

After three consecutive down years for stocks, 2003 reversed the trend in a dramatic way. The opportunity to repair some of damage done to the value of investment portfolios was a welcome relief to investors. Though absolute returns were satisfying, good relative performance – beating market benchmarks – was more of a problem for equity portfolios.

The S&P 500 advanced 28.7% in 2003. That number alone does not accurately reflect what happened in the stock market, because the larger companies in the S&P 500 dominate the performance of the index. By contrast, the average stock in the U.S. market advanced 54.9% (measured by the equally weighted version of the Russell 3000 Index, representing the 3000 largest companies in the U.S. market). This kind of market breadth would normally favor investors – making it easier for investment managers to beat the market – but 2003 was different. Lower quality, riskier stocks with lower yields and expensive valuations led the 2003 advance and thoroughly dominated the performance of U.S. equity indexes.

•	The ratio of a stock's price to the company's earnings per share (P/E ratio) is a common measure of "value" – a lower P/E means you pay less for a company's shares per dollar of earnings. Investing in lower P/E stocks is generally viewed as a more conservative approach to equity investment. High P/E companies must grow earnings at a faster rate to justify their premium pricing, and the difficulty of predicting future earnings adds to uncertainty. The 20% of stocks in the S&P 500 with the highest P/E ratios dramatically outperformed the rest of the index in 2003 – by an average of 21.2%. The remaining 80% of the stocks underperformed the index.
•	Beta is a measure of a stock's volatility. A high beta stock is more volatile than the market; as the market moves up and down a high beta stock exhibits even greater swings in price. A low beta stock is more stable in the face of market fluctuations and is therefore considered less risky. In 2003, high beta stocks (those more volatile than the S&P 500) – outperformed the index as a group. The less risky, more stable stocks with betas lower than the index, underperformed.
•	S&P common stock ratings assess earnings stability and financial stability for a universe of approximately 1500 companies. In 2003, lower quality stocks (ratings of B or lower) rose 52.7%. This significantly outpaced the 30.8% average gain for the stocks of higher quality (B+ or higher) companies.
•	Investors typically value higher yielding stocks, but in 2003 the stocks in the S&P 500 that did not pay dividends outperformed the index by 22.9%.

None of these indicators of valuation (P/E), volatility (beta), quality (S&P rating) or yield would be as significant in isolation, but together they describe a very unusual year. Most of us would reject the notion that equity investors should focus on expensive, risky, low quality stocks that pay no dividends, but that would have been the ideal approach for 2003. Risk was highly rewarded in 2003, which created problems for investment managers of diversified portfolios with limits on portfolio risk. Everyone enjoyed strong equity returns, but many lagged their benchmarks.

There are a few additional points we should make regarding the performance of U.S. equities in 2003.

•	There was little performance difference between growth and value stocks, with the Russell 3000 Value Index returning 31.1% versus 31.0% for the Russell 3000 Growth Index.
•	Smaller company stocks outperformed larger – reinforcing our "risky did better" theme. The Russell Top 200 Index (consisting of the 200 largest U.S. companies) returned 26.7%, appreciably trailing the Russell 2000 Index (the smallest 2000), which gained 47.3%.
•	Again reinforcing our theme, the top performing economic sector was Technology. Tech stocks in the S&P 500 outperformed the S&P 500 Index by 20.2%. The worst performing sector was Telecommunication Services, which might seem to run counter to our thesis until one looks more closely. Diversified Telecommunication Services, which encompasses the larger, more stable regional phone companies, trailed the S&P 500 by 30.7%, while the more volatile Wireless Telecommunication Services outperformed the index by 51.3%.

Examining the 2003 performance of other asset classes, we find that:

•	International equity markets advanced even more strongly than the U.S. markets. The MSCI EAFE Index, an equity index covering developed markets, returned 39.2%. The riskier markets, as measured by the MSCI Emerging Markets Index, were up 56.3%.
•	Despite a modest increase in interest rates during 2003 (yields on 10-year U.S. Treasuries rose from 3.8% to 4.2%), fixed income markets generated positive returns. As one would expect in a period when higher risk holdings were rewarded, high yield bonds were the strongest performers among fixed income securities, with the Merrill Lynch High Yield Master Bond Index II returning 28.2% as the Merrill Lynch Government Master Bond Index was only up 2.4%.

Given the requirements dictated by different asset classes, styles and investment processes, each of our sub-advisors will have its own observations on the past year. Please review the reports that follow for more detailed explanations of the factors that have influenced the individual Portfolios.

If improved performance of financial assets was the good news in 2003, the bad news was a widening scandal within the mutual fund industry, which undermined investors' confidence in the professionals to whom their assets were entrusted. Central to this scandal were charges of "market timing" and "late trading". Market timing entails frequent trading in fund shares to exploit out-of-date prices, as in the case of foreign stock funds when news becomes available after overseas markets have closed but before funds stop trading for the day in the U.S. Late trading involves permitting favored investors to trade fund shares after the formal close of trading for the day – allowing them to improperly exploit information or analysis that becomes available after the close. Both practices diminish the returns of other investors in the funds.

Currently, the only investors in the MLIG Variable Insurance Trust are separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY monitor contractholders' activities to enforce their policies against abusive trading practices. Roszel Advisors, in monitoring each subadviser, takes into consideration any legal and compliance issues that could impact that subadviser's ability to properly manage its Portfolio.

Part of Roszel Advisors' responsibility as investment advisor for the MLIG Variable Insurance Trust is oversight of the sub-advisors. From time to time, Roszel Advisors may replace a specific subadvisor. On March 3, Neuberger Berman was replaced as manager of the Roszel/Neuberger Berman Small Cap Growth Portfolio because of the complete turnover of the investment team that managed the Portfolio. They were replaced with Delaware Management Company and the Portfolio's name was changed to Roszel/Delaware Small-Mid Cap Growth Portfolio.

We wish that every year could be like 2003 – generating sizable returns without having to worry much about risk. We know that our wish cannot come true but we believe that the Portfolios of the MLIG Variable Insurance Trust are well positioned to face the vagaries of the markets with an intelligent approach to balancing opportunity and risk.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta President and Chief Investment Officer	Michael P. Cogswell President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's investment manager and are not necessarily the opinions of Roszel Advisors, LLC or the investment manager of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2003 and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include foward-looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations on the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The investment manager of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedule of Investments:
Notes to Performance Information	4
Roszel/Lord Abbett Large Cap Value Portfolio	5
Roszel/Levin Large Cap Value Portfolio	9
Roszel/MLIM Relative Value Portfolio	13
Roszel/Sound Large Cap Core Portfolio	16
Roszel/INVESCO-NAM Large Cap Core Portfolio	20
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	25
Roszel/Rittenhouse Large Cap Growth Portfolio	29
Roszel/Seneca Large Cap Growth Portfolio	32
Roszel/Valenzuela Mid Cap Value Portfolio	35
Roszel/Seneca Mid Cap Growth Portfolio	39
Roszel/NWQ Small Cap Value Portfolio	42
Roszel/Delaware Small-Mid Cap Growth Portfolio	45
Roszel/Lazard International Portfolio	49
Roszel/Credit Suisse International Portfolio	52
Roszel/Lord Abbett Government Securities Portfolio	55
Roszel/MLIM Fixed-Income Portfolio	58
Statements of Assets and Liabilities	61
Statements of Operations	65
Statements of Changes in Net Assets	69
Statement of Cash Flows	77
Financial Highlights	78
Notes to Financial Statements	83
Independent Auditors' Report	91
Trust Management	92
Federal Tax Information	96

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Return Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total return includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total return does not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. ("MSCI") EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russel 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a broad market index which represents approximately 98% of the U.S. equity market.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index measures the performance the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the Coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, gross domestic product (GDP) numbers showed that the U.S. economy expanded by an 8.2% annual rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, subsequent employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Factors Affecting the Portfolio's Performance

Stock selection within the information technology sector aided performance relative to the Russell 1000 Value Index. In particular, several technology holdings have benefited from stronger-than-anticipated quarterly earnings announcements and reported new product developments. Materials sector holdings also contributed positively to performance for the year. Several basic materials holdings benefited from strong third quarter earnings announcements. In addition, the Portfolio's overweight in the materials sector, relative to the Russell 1000 Value Index, further added to its performance.

Stock selection in the health care sector detracted from the Portfolio's relative performance during the twelve months ended December 31, 2003. Certain pharmaceutical company holdings, in particular, have been hurt by falling expectations and increased competition for drugs. Also, stock selection in the energy sector hurt the Portfolio's relative performance during 2003. Certain stocks within the sector were hurt by earnings announcements that fell short of analysts' expectations. Additionally, the Portfolio's underweight in the financials sector, relative to the Russell 1000 Value Index, detracted from its relative performance.

During the twelve months ended December 31, 2003, we added selectively to the Portfolio's position in the consumer discretionary sector. We also added selectively to some undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the Portfolio, focusing on consumer cyclical, basic material and technology stocks, which we expect should benefit from continued strengthening in the U.S. economy. Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	30.00%	18.78%
Russell 1000 Value Index	30.03%	9.99%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.3%
Deere & Co.	3.5
Alcoa, Inc.	3.1
Apple Computer, Inc.	3.1
Wachovia Corp.	3.0
Walt Disney Co.	3.0
Citigroup, Inc.	2.8
Xerox Corp.	2.7
American International Group, Inc.	2.4
International Paper Co.	2.4
Total	31.3%

Top Ten Industries**	Percentage of Net Assets
Banks	11.5%
Media	9.7
Machinery	8.0
Pharmaceuticals	6.8
Chemicals	6.1
Integrated Oil & Gas	5.3
Metals & Mining	4.5
Food Products	3.9
Apparel Retail	3.4
Diversified Telecommunication Services	3.3
Total	62.5%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—99.4%
Airlines—0.6%
AMR Corp. *	4,795	$62,095

Apparel Retail—3.4%
Gap, Inc.	8,746	202,995
Limited Brands, Inc.	9,618	173,412
		376,407
Banks—11.5%
Bank of New York Co., Inc.	3,994	132,281
Bank One Corp.	4,759	216,963
FleetBoston Financial Corp.	3,828	167,092
Mellon Financial Corp.	7,575	243,233
Wachovia Corp.	7,035	327,761
Wells Fargo & Co.	3,009	177,200
		1,264,530
Beverages—1.5%
PepsiCo, Inc.	3,665	170,862

Chemicals—6.1%
Du Pont (E.I.) de Nemours & Co.	3,553	163,047
Potash Corp. of Saskatchewan, Inc.	2,011	173,911
Praxair, Inc.	5,438	207,732
Rohm & Haas Co.	3,005	128,344
		673,034
Commercial Services & Supplies—1.1%
Waste Management, Inc.	3,956	117,098

Computer Hardware—3.1%
Apple Computer, Inc. *	15,871	339,163

Computer Storage & Peripherals—2.1%
EMC Corp. *	17,972	232,198

Diversified Financials—2.8%
Citigroup, Inc.	6,387	310,025

Diversified Telecommunication Services—3.3%
SBC Communications, Inc.	4,772	124,406
Verizon Communications, Inc.	6,742	236,509
		360,915
Electric Utilities—0.9%
Progress Energy, Inc.	2,299	104,053

Electrical Equipment—1.0%
Emerson Electric Co.	1,722	111,500

Food Products—3.9%
Archer-Daniels-Midland Co.	4,759	72,432
General Mills, Inc.	2,157	97,712
Kraft Foods, Inc. (Class A)	5,170	166,578
Monsanto Co.	3,136	90,254
		426,976
General Merchandise Stores—1.5%
Target Corp.	4,395	$168,768

Industrial Conglomerates—1.9%
Tyco International, Ltd.	7,791	206,462
Insurance—2.4%
American International Group, Inc.	4,053	268,633

Integrated Oil & Gas—5.3%
Exxon Mobil Corp.	14,107	578,387

Machinery—8.0%
Deere & Co.	5,951	387,113
Eaton Corp.	1,425	153,871
Illinois Tool Works, Inc.	2,322	194,839
Parker Hannifin Corp.	2,488	148,036
		883,859
Media—9.7%
Clear Channel Communications, Inc.	2,838	132,903
Comcast Corp. *	5,374	168,099
Tribune Co.	3,971	204,904
Viacom, Inc. (Class B)	5,309	235,613
Walt Disney Co.	13,960	325,687
		1,067,206
Metals & Mining—4.5%
Alcoa, Inc.	9,074	344,812
Newmont Mining Corp.	3,068	149,135
		493,947
Office Electronics—2.7%
Xerox Corp. *	21,605	298,149

Oil & Gas Equipment & Services—3.2%
Baker Hughes, Inc.	6,944	223,319
Schlumberger, Ltd.	2,302	125,965
		349,284
Paper & Forest Products—2.9%
Bowater, Inc.	1,197	55,433
International Paper Co.	6,207	267,584
		323,017
Personal Products—0.8%
Gillette Co.	2,385	87,601
Pharmaceuticals—6.8%
Abbott Laboratories	1,766	82,296
Merck & Co., Inc.	2,855	131,901
Novartis AG, ADR	2,705	124,133
Schering-Plough Corp.	10,229	177,882
Wyeth	5,387	228,678
		744,890
Railroads—2.0%
CSX Corp.	4,435	159,394
Union Pacific Corp.	849	58,988
		218,382

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Large Cap Value Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Semiconductor Equipment—0.9%
Teradyne, Inc. *	3,884	$98,848

Specialty Stores—0.5%
Staples, Inc. *	1,994	54,436
Telecommunications Equipment—2.0%
Motorola, Inc.	15,876	223,375

Textiles & Apparel—3.0%
Nike, Inc. (Class B)	3,110	212,911
VF Corp.	2,608	112,770
		325,681
Total Common Stocks
(Cost—$8,795,400)		10,939,781

	Principal Amount	Value
Short-Term Securities—2.6%
Repurchase Agreement **—2.6%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $280,612 (Cost—$280,602)	$280,602	$280,602
Total Investments—102.0% (Cost—$9,076,002)		11,220,383
Other Liabilities in Excess of Assets—(2.0)%		(217,474)
Net Assets—100.0%		$11,002,909

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Levin Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

A cautious mood prevailed as 2003 began. Optimism was tempered by the challenging experiences of the extended bear market of the prior three years, concerns about an elusive and uneven economic recovery, and anxiety over myriad geopolitical uncertainties, including the war in Iraq. As the year progressed, however, each new announcement of another positive economic indicator helped investors to gradually gain conviction that the economy was indeed advancing. Historically low interest rates, tax cuts and the economic stimulus provided by a weakening dollar, all helped fuel the positive momentum. As investor sentiment improved, expectations were heightened and became the driving force behind the stock market's advance, which began in earnest in the second quarter. A modest advance in the third quarter was followed by another period of strong returns across all industry sectors in the fourth quarter. This performance capped a year of significant recovery in the equity markets that surpassed the expectations of investors, many of whom had initially predicted modest single digit returns for the year.

The recovery in the equity markets occurred against a backdrop of political dominance by the Republican Party, which controls the executive and legislative branches of government. The Bush administration took an increasingly assertive role in the world, reflecting its fundamental view of the U.S. as the dominant world power. The government took unilateral actions to influence world events, manifested most clearly by the invasion of Iraq, and the subsequent assumption of responsibility for bearing much of the expense of rebuilding that country. Together with domestic spending programs, the cost of this initiative is likely to result in important budget deficits in the near term.

Given the many economic and political crosscurrents, it would have been reasonable to assume that market participants would have emphasized quality over speculation during the past year, especially given the experience of the three prior years. However, for most of the year, investor preference was the reverse of what one might have expected. Many investors tended to gravitate towards speculation and momentum, with relative indifference to high valuation.

Factors Affecting the Portfolio's Performance

For the fiscal year ended December 31, 2003, the Roszel/Levin Large Cap Value Portfolio returned 29.26%, in line with the 29.89% return for the Russell 1000 Index. During the year, we took advantage of a value compression that reduced much of the risk premium between high and lower quality securities. We invested in many large cap, market leaders and reduced the overall risk profile of the portfolio, focusing on specific situations where we identified attractive opportunities relative to risk. We were particularly alert to opportunities in names that lagged the market advance, in accordance with our contra-price discipline. Although the market was led by smaller, often lower quality, higher multiple companies, our repositioned portfolio performed creditably, both absolutely and on a relative basis.

Although we employ a bottom-up approach to portfolio construction, from a sector perspective, major contributors to performance for the year included stocks in the Financial Services sector, including Citigroup, FleetBoston Financial, Bank of New York, U.S. Bancorp and AON Corporation, as low interest rates continued and M&A activity in the sector increased. In addition, our overweighting in the Technology sector benefited the portfolio with strong performers such as Koninklijke Philips Electronics N.V. and Accenture. Strong stock selection in the Consumer Discretionary sector, including Home Depot and McDonald's, also made significant contributions to absolute and relative performance. Some names that had been problems in 2002, including Williams Companies and Tyco International, performed well in 2003. These stocks recovered as investors gained increased confidence that problems related to liquidity, leverage and corporate governance, among others, had been resolved, and they refocused on improving business fundamentals.

Only one security, UnumProvident, had a significant negative impact on the overall portfolio performance early in the year, as it came under pressure due to negative publicity about its claims practices, lowered credit ratings, and disappointing guidance for 2003. In addition, several of the Portfolio's positions in the Producer Durables sector underperformed, specifically defense names Raytheon, Northrop Grumman and Lockheed Martin. These companies' stock performances continue to be affected by concerns over underfunded pension liabilities. Despite the quality of our holdings in the Healthcare sector, such as Eli Lilly, Johnson & Johnson and Pfizer, our stocks in this sector languished because of uncertainties surrounding Medicare legislation and continued concerns about patent expirations and competitive pressures throughout the industry.

We believe the portfolio is well positioned for the coming period, as we expect investors will once again focus on high quality equities selling at reasonable absolute and relative values, as compared to a market with many issues that we believe are extended and vulnerable.

The preceding commentary was prepared by the Portfolio's investment manager, John A. Levin & Co., Inc.

MLIG Variable Insurance Trust—
Roszel/Levin Large Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Levin Large Cap Value Portfolio	29.26%	6.55%
Russell 1000 Index	29.89%	10.86%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Pfizer, Inc.	3.4%
Bank of New York Co., Inc.	3.0
Citigroup, Inc.	2.8
Bank of America Corp.	2.8
General Electric Co.	2.6
Lockheed Martin Corp.	2.4
Exxon Mobil Corp.	2.3
News Corp., Ltd., ADR	2.3
Verizon Communications, Inc.	2.2
Accenture, Ltd. (Class A)	2.2
Total	26.0%

Top Ten Industries**	Percentage of Net Assets
Banks	12.1%
Media	7.6
Industrial Conglomerates	6.2
Insurance	5.6
Aerospace & Defense	5.4
Integrated Oil & Gas	5.3
Pharmaceuticals	5.2
Diversified Financials	4.6
Diversified Telecommunication Services	4.4
Electric Utilities	3.9
Total	60.3%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Levin Large Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—99.6%
Aerospace & Defense—5.4%
Honeywell International, Inc.	949	$31,725
Lockheed Martin Corp.	1,510	77,614
Northrop Grumman Corp.	690	65,964
		175,303
Apparel Retail—1.3%
Limited Brands, Inc.	2,330	42,010

Auto Components—0.8%
Delphi Corp.	2,660	27,159

Banks—12.1%
Bank of America Corp.	1,130	90,886
Bank of New York Co., Inc.	2,986	98,896
FleetBoston Financial Corp.	1,096	47,841
PNC Financial Services Group, Inc.	825	45,152
U.S. Bancorp	2,174	64,742
Wells Fargo & Co.	770	45,345
		392,862
Beverages—2.7%
Anheuser-Busch Cos., Inc.	314	16,541
Diageo plc, ADR	560	29,602
PepsiCo, Inc.	910	42,424
		88,567
Chemicals—2.0%
Dow Chemical Co.	710	29,515
Du Pont (E.I.) de Nemours & Co.	768	35,243
		64,758
Commercial Services & Supplies—1.5%
Automatic Data Processing, Inc.	810	32,084
First Data Corp.	425	17,463
		49,547
Computer Hardware—2.4%
Hewlett-Packard Co.	1,004	23,062
International Business Machines Corp.	609	56,442
		79,504
Diversified Financials—4.6%
Citigroup, Inc.	1,901	92,275
Federal Home Loan Mortgage Corp.	340	19,829
Morgan Stanley Co.	650	37,615
		149,719
Diversified Telecommunication Services—4.4%
SBC Communications, Inc.	2,700	70,389
Verizon Communications, Inc.	2,032	71,282
		141,671
Electric Utilities—3.9%
DTE Energy Co.	380	14,972
Entergy Corp.	800	45,704
FirstEnergy Corp.	760	26,752
FPL Group, Inc.	600	39,252
		126,680
Electrical Equipment—1.1%
Cooper Industries Ltd. (Class A)	620	$35,917

Electronic Equipment & Instruments—3.0%
Koninklijke Philips Electronics NV (N.Y. Shares)	2,162	62,892
Thermo Electron Corp. *	1,353	34,096
		96,988
Food Products—2.0%
Sara Lee Corp.	2,926	63,523

General Merchandise Stores—0.8%
Target Corp.	680	26,112

Health Care Equipment & Services—3.5%
Cardinal Health, Inc.	840	51,374
Cigna Corp.	381	21,908
HCA, Inc.	980	42,101
		115,383
Home Improvement Retail—1.9%
Home Depot, Inc.	1,740	61,753

Household Durables—0.7%
Newell Rubbermaid, Inc.	1,040	23,681

Household Products—1.9%
Procter & Gamble Co.	620	61,926

Industrial Conglomerates—6.2%
General Electric Co.	2,699	83,615
Textron, Inc.	884	50,441
Tyco International, Ltd.	2,522	66,833
		200,889
Insurance—5.6%
American International Group, Inc.	1,020	67,606
Aon Corp.	1,222	29,255
John Hancock Financial Services, Inc.	915	34,312
XL Capital Ltd. (Class A)	681	52,811
		183,984
Integrated Oil & Gas—5.3%
BP plc, ADR	1,360	67,116
ChevronTexaco Corp.	340	29,372
Exxon Mobil Corp.	1,828	74,948
		171,436
IT Consulting & Services—2.2%
Accenture, Ltd. (Class A) *	2,687	70,722

Leisure Products—0.4%
Mattel, Inc.	680	13,104

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Levin Large Cap Value Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Machinery—0.5%
Ingersoll-Rand Co. (Class A)	260	$17,649

Media—7.6%
Hughes Electronics Corp. *	1,550	25,652
Liberty Media Corp. (Class A) *	2,780	33,054
News Corp., Ltd., ADR	2,462	74,484
Time Warner, Inc. *	2,720	48,933
Tribune Co.	1,295	66,822
		248,945
Metals & Mining—1.3%
Alcan, Inc.	898	42,161

Multi-Utilities—0.7%
Williams Cos., Inc.	2,179	21,398

Oil & Gas Exploration & Production—1.5%
Unocal Corp.	1,363	50,199

Pharmaceuticals—5.2%
Johnson & Johnson	1,160	59,926
Pfizer, Inc.	3,100	109,523
		169,449
Photographic Products—0.9%
Eastman Kodak Co.	1,100	28,237

Railroads—1.7%
CSX Corp.	1,520	54,629
Restaurants—1.0%
McDonald's Corp.	1,268	$31,484

Systems Software—3.5%
Microsoft Corp.	2,490	68,575
Oracle Corp. *	3,495	46,134
		114,709
Total Common Stocks
(Cost—$2,708,385)		3,242,058
	Principal Amount
Short-Term Securities—4.5%
Repurchase Agreement **—4.5%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $147,468
(Cost—$147,463)	$147,463	147,463
Total Investments—104.1%
(Cost—$2,855,848)		3,389,521
Other Liabilities in Excess of Assets—(4.1)%		(133,027)
Net Assets—100.0%		$3,256,494

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/MLIM Relative Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

For the Year 2003, the NASDAQ Composite had the highest return of any of the major equity indices, rising 50%. In general, smaller cap stocks outperformed their larger cap brethren, but the picture was less clear in terms of style returns. Among small and mid cap stocks, determining whether growth outperformed value or vise versa was solely dependent on the index provider. In the major large cap indices, value had an edge for the year. Among large caps, companies that paid dividends had lower returns, on balance, than those that did not. Likewise, lower-quality, higher-volatility equities (i.e., those companies with higher debt to capital ratios and higher Betas) moved higher, on average, than their counterparts during the year. Our strategy underperformed the Russell 1000 Value Index in 2003, coming in a few percentage points below the 30.0% posted by the benchmark. In the current market environment, this underperformance is consistent with our focus on owning quality companies with attractive valuation characteristics.

The strengthening U.S. economy is encouraging, although signs of sustainable employment growth are still somewhat elusive. Broadly, the economy's momentum will likely be supportive of improved consumer and investor sentiment. Nonetheless, we are mindful of the disruptive effect that the weakening dollar and potentially higher inflation/interest rates may have on the market. We continue to believe that we are in the late stages of a cyclical bull market amid a broader secular bear market, which makes us doubtful about the prospects for a long-term up-trend in stock prices. As has been our stance since the stock market bubble took shape, we are concerned about high stock market valuations. The market has yet to retreat to its long-term, historical valuation mean and is now trading at approximately the same price to earnings multiple as it did at the end of 2002. So, despite impressive earnings gains in 2003, stock prices have essentially moved in tandem with these rising earnings, and we continue to be hard-pressed to find valuations attractive enough to support new purchase ideas.

Factors Affecting the Portfolio's Performance

We made one major sale during 2003, removing our entire position in AT&T in early January. With the sale of AT&T's cable television assets to Comcast, we became less comfortable with AT&T as a pure-play long-distance carrier, given the increasing competition and decreasing margins in the long-distance business. We were fortunate in the timing of our sale, avoiding nearly all of AT&T's decline during the first ten months of 2003. The proceeds from the sale of our position in AT&T were used to round up our holdings in Weyerhaeuser and ConocoPhillips to target weightings of 3% each. In making these purchase decisions, while consideration was given to several valuation factors, the Team was particularly attracted to P/E ratios and dividend yields of these holdings. During the third quarter, we sold our small position in Medco, shares of which we received when the company was spun off by Merck, one of our portfolio holdings. Additionally, we trimmed our position in Beckman Coulter, which at that time had risen significantly and used the proceeds to bring our holding in Merck back to its target weight.

For the full year 2003, our investments in the Financials and Industrials sectors provided the largest contributions to relative performance. FleetBoston Financial and Ingersoll-Rand were our top performers in these sectors, respectively. In late October, Fleet agreed to be acquired by Bank of America for more than $45 billion, a transaction value that placed a 40% premium on Fleet's shares. Ingersoll-Rand's shares have benefited from the expanding U.S. economy, and the company's acquisition of Hussman is starting to pay off as the division proves to be a good fit with IR's other industrial products businesses. The largest drag on performance relative to the Russell 1000 Value Index came from our investments in the Healthcare sector, led by negative returns in both Merck and Wyeth. The Healthcare sector's performance lagged that of the broader market all year, and the pharmaceutical industry underperformed, as well, due to concerns about new drug pipelines and drug patent expirations.

With a few key exceptions, the portfolio remains relatively neutral to the S&P 500's sector weights. We continue to target a maximum underweight allocation to Information Technology. Likewise, we remain overweight in the Energy, Telecommunications and Utilities sectors. We expect to maintain our protective stance in the portfolio, focusing on high-quality companies with solid balance sheet attributes, and harvesting gains when appropriate. As always, the keys to successful equity selection will be finding compelling valuations and taking a disciplined, rigorous approach to fundamental research.

The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P.

MLIG Variable Insurance Trust—
Roszel/MLIM Relative Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/MLIM Relative Value Portfolio	26.41%	12.49%
Russell 1000 Value Index	30.03%	9.99%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Beckman Coulter, Inc.	3.1%
J.C. Penney Co., Inc.	3.1
Merck & Co., Inc.	3.1
Exxon Mobil Corp.	3.1
Xerox Corp.	3.0
Hewlett-Packard Co.	3.0
Wyeth	3.0
ChevronTexaco Corp.	3.0
Kimberly-Clark Corp.	3.0
ConocoPhillips, Inc.	3.0
Total	30.4%

Top Ten Industries**	Percentage of Net Assets
Banks	14.9%
Integrated Oil & Gas	9.1
Pharmaceuticals	9.1
Diversified Telecommunication Services	6.0
Insurance	6.0
Health Care Equipment & Services	6.0
Railroads	5.9
Computer Hardware	5.9
Food Products	5.9
Department Stores	3.1
Total	71.9%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/MLIM Relative Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—98.9%
Aerospace & Defense—3.0%
Boeing Co.	11,176	$470,957

Apparel Retail—3.0%
Limited Brands, Inc.	26,017	469,086

Banks—14.9%
FleetBoston Financial Corp.	10,910	476,221
Huntington Bancshares, Inc.	20,977	471,982
Marshall & Ilsley Corp.	12,355	472,579
Wachovia Corp.	10,161	473,401
Washington Mutual, Inc.	11,930	478,632
		2,372,815
Computer Hardware—5.9%
Hewlett-Packard Co.	21,006	482,508
International Business Machines Corp.	4,975	461,083
		943,591
Department Stores—3.1%
J.C. Penney Co., Inc.	18,614	489,176

Diversified Telecommunication Services—6.0%
SBC Communications, Inc.	18,340	478,124
Verizon Communications, Inc.	13,634	478,281
		956,405
Electric Utilities—3.0%
FPL Group, Inc.	7,188	470,239

Food Products—5.9%
Archer-Daniels-Midland Co.	30,818	469,050
ConAgra Foods, Inc.	17,845	470,929
		939,979
Health Care Equipment & Services—6.0%
Baxter International, Inc.	15,100	460,852
Beckman Coulter, Inc.	9,649	490,459
		951,311
Household Products—3.0%
Kimberly-Clark Corp.	8,125	480,106

Insurance—6.0%
Allstate Corp. (The)	10,999	473,177
Hartford Financial Services Group, Inc.	8,102	478,261
		951,438
Integrated Oil & Gas—9.1%
ChevronTexaco Corp.	5,571	481,279
ConocoPhillips, Inc.	7,322	480,103
Exxon Mobil Corp.	11,873	486,793
		1,448,175
Leisure Products—3.0%
Mattel, Inc.	24,381	$469,822

Machinery—3.0%
Ingersoll-Rand Co. (Class A)	6,994	474,753

Multi-Utilities—3.0%
Energy East Corp.	20,917	468,541

Office Electronics—3.0%
Xerox Corp. *	35,030	483,414

Paper & Forest Products—3.0%
Weyerhaeuser Co.	7,400	473,600

Pharmaceuticals—9.1%
Abbott Laboratories	10,076	469,542
Merck & Co., Inc.	10,562	487,964
Wyeth	11,360	482,232
		1,439,738
Railroads—5.9%
Burlington Northern Santa Fe Corp.	14,509	469,366
Union Pacific Corp.	6,829	474,479
		943,845
Total Common Stocks
(Cost—$12,975,518)		15,696,991
	Principal Amount

Short-Term Securities—3.6%
Repurchase Agreement **—3.6%
Nomura Securities International,
Inc., 0.64%, dated 12/31/03,
due 01/02/04, total to be received $573,667
(Cost—$573,647)	$573,647	573,647
Total Investments—102.5%
(Cost—$13,549,165)		16,270,638
Other Liabilities in Excess of Assets—(2.5)%		(397,573)
Net Assets—100.0%		$15,873,065

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Sound Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Since the recession of 2001, weakness in industrial output and capital spending, coupled with reductions in inventories, has hindered economic growth of the U.S. economy. Only generational lows in interest rates enabled two years of anemic growth, largely due to a boom in housing and auto sales. Beginning in the third quarter of 2003, the economy dramatically emerged from this stagnation with both acceleration and a broadening of economic activity fueled by tax cuts, low interest rates and some easing of corporate purse strings. We believe the third quarter marks the beginning of higher economic growth that should prove to be self-sustaining. Capital spending and inventory accumulation by businesses and a resumption of growth in employment should drive economic growth. As such, we anticipate a 4% to 5% real economic growth for the foreseeable future, punctuated with occasionally higher quarterly growth due to inventory replenishment. Inflation and interest rates are expected to be on a moderately rising path.

Low interest rates and, importantly, earnings, which exceeded expectations, drove the S&P 500's impressive advance in 2003. Revenue growth has accelerated due to economic recovery and currency gains, while extraordinary productivity growth is boosting margins leading to impressive earnings gains.

Factors Affecting the Portfolio's Performance

Sound's calculations show that the biggest percentage stock gains for the year came from smaller capitalization companies with low or no earnings. This pattern is typical at the onset of economic and stock market recoveries. However, we believe that the low interest rate environment, which enabled companies with weak balance sheets to remain solvent, exacerbated this pattern. High yield bond spreads relative to ten year Treasuries are back to more normal levels of approximately 350 basis points suggesting the market's "risk trade" has largely run its course. The gains in lower-quality, small cap stocks has been a drag on relative performance for the Portfolio given Sound's focus on large-cap stocks with solid secular growth outlooks. During the year, we moved the portfolio further into companies with larger market caps and better balance sheets that are paying solid dividends or have prospects that dividends will be raised.

Early in the year, stock market and sector performance was erratic. As the Iraq conflict unfolded, however, stocks headed higher with strong leadership from sectors that benefit from an industrial-led economic expansion – namely, technology, basic materials and capital goods. While all sectors in the S&P 500 advanced this year, the strongest sectors were technology, basic materials, capital goods, consumer cyclicals and finance. Energy, transportation, consumer staples, communications services & utilities and health care underperformed the S&P 500's advance.

As the year unfolded, we gradually increased the Portfolio's exposure to the industrial side of the economy with shifts into capital goods, technology and basic materials. Consumer staples, communications services & utilities and health care were underweight for most of the year, while the exposure to finance has been declining.

The sectors in the Portfolio that produced the strongest relative performance for the year were healthcare, capital goods and finance. Within these sectors, Caremark, Caterpillar, Inc. and CIT Group were among the biggest gainers. The sectors with the weakest relative performance were consumer staples and energy.

As of year-end, capital goods, technology, basic materials and finance were overweighted. We expect strong earnings gains from these sectors in 2004 driven by higher commodity prices, margin improvement following years of cost cutting and improved capital markets/M&A activity. Consumer staples and healthcare are underweighted sectors in the Portfolio. Relative earnings growth should be higher in other areas of the stock market. In keeping with our discipline, the Portfolio is populated with companies that we believe had good growth prospects selling at reasonable valuations.

The preceding commentary was prepared by the Portfolio's investment manager, Sound Capital Partners.

MLIG Variable Insurance Trust—
Roszel/Sound Large Cap Core Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Sound Large Cap Core Portfolio	27.00%	9.63%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.6%
General Electric Co.	3.8
Citigroup, Inc.	3.7
Intel Corp.	3.0
Viacom, Inc. (Class B)	2.7
Pfizer, Inc.	2.7
Exxon Mobil Corp.	2.7
Alcoa, Inc.	2.6
American Express Co.	2.3
CIT Group, Inc.	2.2
Total	30.3%

Top Ten Industries**	Percentage of Net Assets
Diversified Financials	12.5%
Media	6.7
Pharmaceuticals	6.4
Semiconductors	6.4
Industrial Conglomerates	5.8
Integrated Oil & Gas	5.4
Banks	4.6
Systems Software	4.6
Computer Hardware	3.8
Health Care Equipment & Services	3.2
Total	59.4%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Sound Large Cap Core Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—89.9%
Aerospace & Defense—2.0%
United Technologies Corp.	223	$21,134
Banks—4.6%
Bank of New York Co., Inc.	507	16,792
Washington Mutual, Inc.	397	15,928
Wells Fargo & Co.	287	16,901
		49,621
Beverages—1.8%
PepsiCo, Inc.	423	19,720
Biotechnology—0.9%
Serono SA	554	9,723
Chemicals—1.8%
Praxair, Inc.	498	19,024
Commercial Services & Supplies—1.9%
Cendant Corp. *	892	19,865
Computer Hardware—3.8%
Dell, Inc. *	634	21,531
International Business Machines Corp.	209	19,370
		40,901
Computer Storage & Peripherals—1.0%
EMC Corp. *	809	10,452

Department Stores—1.1%
Kohl's Corp. *	273	12,269
Diversified Financials—12.5%
American Express Co.	503	24,260
CIT Group, Inc.	656	23,583
Citigroup, Inc.	816	39,608
Federal National Mortgage Assn.	197	14,787
Goldman Sachs Group, Inc.	138	13,625
Lehman Brothers Holdings, Inc.	235	18,147
		134,010
Electric Utilities—1.7%
Dominion Resources, Inc.	290	18,511
General Merchandise Stores—1.5%
Target Corp.	430	16,512
Health Care Equipment & Services—3.2%
Caremark Rx, Inc. *	468	11,854
Stryker Corp.	92	7,821
UnitedHealth Group, Inc.	260	15,127
		34,802
Household Products—3.2%
Colgate-Palmolive Co.	296	14,815
Procter & Gamble Co.	199	19,876
		34,691
Industrial Conglomerates—5.8%
General Electric Co.	1,301	40,305
Tyco International, Ltd.	819	21,703
		62,008
Insurance—2.0%
Marsh & McLennan Cos., Inc.	453	$21,694

Integrated Oil & Gas—5.4%
Exxon Mobil Corp.	703	28,823
Occidental Petroleum Corp.	353	14,911
Repsol SA	731	14,291
		58,025
Internet Retail—1.5%
InterActiveCorp *	468	15,879
Machinery—3.1%
Caterpillar, Inc.	208	17,268
Eaton Corp.	152	16,413
		33,681
Media—6.7%
Comcast Corp. *	709	22,178
Viacom, Inc. (Class B)	665	29,513
Walt Disney Co.	889	20,740
		72,431
Metals & Mining—2.6%
Alcoa, Inc.	741	28,158
Networking Equipment—2.1%
Cisco Systems, Inc. *	948	23,027
Pharmaceuticals—6.4%
Barr Laboratories, Inc. *	239	18,391
Pfizer, Inc.	827	29,218
Wyeth	496	21,055
		68,664
Railroads—0.7%
Canadian National Railway Co.	118	7,467
Semiconductors—6.4%
Altera Corp. *	652	14,800
Intel Corp.	1,003	32,297
Texas Instruments, Inc.	724	21,271
		68,368
Systems Software—4.6%
Microsoft Corp.	1,775	48,883
Telecommunications Equipment—1.6%
Motorola, Inc.	1,186	16,687
Total Common Stocks
(Cost—$826,831)		966,207

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Sound Large Cap Core Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—7.8%
Repurchase Agreement **—7.8%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $83,523 (Cost—$83,520)	$83,520	$83,520
Total Investments—97.7%
(Cost—$910,351)		1,049,727
Other Assets Less Liabilities—2.3%		24,477
Net Assets—100.0%		$1,074,204

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/INVESCO-NAM Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The equity market was weak in the first quarter of 2003. Uncertainty leading up to the war with Iraq coupled with mixed messages from the economy led investors to move money out of stocks and into bonds and cash. Volatility was high as the market seemed to react to the news of the day, and trading volumes were low, exaggerating any moves up or down.

The equity market picked up steam in the second quarter as all three major indexes posted solid returns. The overall success in the Iraqi War, the lowest interest rates in 45 years and the tax cut package seemed to fuel investors' appetites for stocks.

During the third quarter, all three major indexes posted decent returns. Unfortunately, the string of six consecutive months of positive returns for the market ended in September as the S&P fell into negative territory. Questions about the sustainability of the economic recovery amid a weak employment environment and faltering consumer confidence took their toll on equity returns.

During the fourth quarter, equity markets moved substantially higher as economic strength and corporate profits exceeded expectations. GDP growth was strong in the second and third quarters with expectations for a strong fourth quarter as well. This is due, in part, to stimulative fiscal and monetary policies.

Factors Affecting the Portfolio's Performance

During the first quarter, the Portfolio declined. The major culprits were poor results in financials, industrials and one specific healthcare name.

The financial sector was affected by an anemic IPO market, a weak stock market and rising interest rates. The threat of war and war-related terrorism, along with the outbreak of SARS, dealt the slumping travel industry another blow.

The portfolio enjoyed good results in consumer staples, basic materials and technology. The materials sector benefited from rising commodity prices, which tend to be a leading indicator for GDP growth. Technology showed positive relative results. Business expenditures for technology should rebound as businesses spend to increase productivity.

During the second quarter, the portfolio posted strong returns but trailed the benchmark. Even though the market was up, it was not driven by prospects for an improving economy. Thus, our orientation toward cyclical stocks did not help performance.

Overall, lower quality issues led the rally during the first half of the year. Two sectors where we have been consistently underweighted — telecommunications and utilities — performed well in the quarter. The fundamentals of these sectors are weak, but they rallied nonetheless.

Stock selection for the quarter was a mixed bag. Selection within health care, financials and consumer discretionaries hurt performance as well as several holdings in consumer staples. This is not unusual, as these more defensive types of names typically will not lead in a strong market.

On the bright side, we had positive selection in industrials. We continue to expect the industrials to rally, and they typically do well when economic recovery is near.

During the third quarter, the portfolio outpaced the S&P 500. The rise seemed to be driven by prospects for an improving economy. Indeed, the cyclical leadership in the market and the strong rise in commodity prices seemed to suggest that the economy was on the mend.

Our stock selection was good as our orientation toward cyclical stocks helped performance. Technology, arguably the most cyclical, outperformed all other sectors. Signs that business spending on IT products began to improve boosted returns.

Our best performers were in the financial sector, particularly the mortgage insurers. Mortgage insurers tend to act as a natural hedge against rising interest rates. An additional performance driver was our zero weighting in telecommunications, the quarter's worst performing sector. We believe the fundamentals of the telecom sector are weak and continue to avoid them until conditions change.

During the fourth quarter, several economically sensitive sectors, namely industrials and materials, continued to outperform the broad market as revenues and earnings for these companies moved higher. The Portfolio benefited from our overweight position in each.

Selection within the health care and consumer areas hurt performance. An emphasis on higher quality names within these sectors negatively impacted returns as lower quality stocks outperformed.

For the full year, the equity market provided investors with strong absolute returns. The Portfolio's performance showed significant progress in the second half of the year as the cyclical areas of the market began to outperform. Looking forward, we believe that many of these stocks can continue to produce solid returns in 2004 as economic growth improves.

The preceding commentary was prepared by the Portfolio's investment manager, INVESCO-National Asset Management Group.

MLIG Variable Insurance Trust—
Roszel/INVESCO-NAM Large Cap Core Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/INVESCO-NAM Large Cap Core Portfolio	24.92%	7.15%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Pfizer, Inc.	3.9%
Microsoft Corp.	3.6
General Electric Co.	3.4
Cisco Systems, Inc.	3.4
Citigroup, Inc.	3.3
Federal National Mortgage Assn.	3.2
Intel Corp.	2.8
Wal-Mart Stores, Inc.	2.8
Exxon Mobil Corp.	2.8
Johnson & Johnson	2.7
Total	31.9%

Top Ten Industries**	Percentage of Net Assets
Diversified Financials	14.5%
Pharmaceuticals	8.3
Insurance	7.0
Chemicals	6.9
Machinery	4.9
Semiconductors	4.8
Systems Software	4.7
General Merchandise Stores	4.5
Banks	3.5
Industrial Conglomerates	3.4
Total	62.5%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/INVESCO-NAM Large Cap Core Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—95.0%
Aerospace & Defense—2.7%
Honeywell International, Inc.	1,108	$37,041
United Technologies Corp.	290	27,483
		64,524
Banks—3.5%
Bank of America Corp.	615	49,465
Bank of New York Co., Inc.	1,045	34,610
		84,075
Beverages—2.0%
PepsiCo, Inc.	1,023	47,692

Building Products—1.5%
Masco Corp.	1,322	36,236

Chemicals—6.9%
Air Products & Chemicals, Inc.	649	34,287
Du Pont (E.I.) de Nemours & Co.	675	30,976
Eastman Chemical Co.	645	25,497
PPG Industries, Inc.	402	25,736
Praxair, Inc.	1,286	49,125
		165,621
Computer Hardware—1.9%
Dell, Inc. *	1,347	45,744

Computer Storage & Peripherals—0.5%
EMC Corp. *	966	12,481

Diversified Financials—14.5%
Citigroup, Inc.	1,628	79,023
Federal Home Loan Mortgage Corp.	545	31,785
Federal National Mortgage Assn.	1,019	76,486
Goldman Sachs Group, Inc.	530	52,327
MBNA Corp.	1,400	34,790
Morgan Stanley Co.	716	41,435
State Street Corp.	676	35,206
		351,052
Drug Retail—2.2%
Walgreen Co.	1,475	53,660

Electrical Equipment—1.0%
Emerson Electric Co.	361	23,375

Electronic Equipment & Instruments—1.6%
Jabil Circuit, Inc. *	1,346	38,092

General Merchandise Stores—4.5%
Target Corp.	1,064	40,858
Wal-Mart Stores, Inc.	1,267	67,214
		108,072
Health Care Equipment & Services—1.8%
Medtronic, Inc.	918	44,624

Home Improvement Retail—1.2%
Home Depot, Inc.	854	$30,308

Household Products—1.4%
Procter & Gamble Co.	350	34,958

Industrial Conglomerates—3.4%
General Electric Co.	2,636	81,663

Insurance—7.0%
Allstate Corp. (The)	545	23,446
American International Group, Inc.	766	50,770
MGIC Investment Corp.	202	11,502
PMI Group, Inc.	966	35,964
Radian Group, Inc.	952	46,410
		168,092
Integrated Oil & Gas—2.8%
Exxon Mobil Corp.	1,625	66,625

Internet Retail—1.1%
eBay, Inc. *	400	25,836

Machinery—4.9%
Deere & Co.	420	27,321
Eaton Corp.	300	32,394
Ingersoll-Rand Co. (Class A)	864	58,648
		118,363
Media—0.8%
Viacom, Inc. (Class B)	425	18,862

Metals & Mining—1.6%
Phelps Dodge Corp. *	499	37,969

Networking Equipment—3.3%
Cisco Systems, Inc. *	3,331	80,910

Paper & Forest Products—2.8%
International Paper Co.	910	39,230
Weyerhaeuser Co.	462	29,568
		68,798
Pharmaceuticals—8.3%
Johnson & Johnson	1,264	65,298
Pfizer, Inc.	2,688	94,967
Wyeth	970	41,177
		201,442
Semiconductors—4.8%
Altera Corp. *	1,216	27,603
Intel Corp.	2,126	68,457
Maxim Integrated Products, Inc.	423	21,066
		117,126
Specialty Stores—0.7%
Bed Bath & Beyond, Inc. *	365	15,823

Systems Software—4.7%
Microsoft Corp.	3,135	86,338
Oracle Corp. *	2,141	28,261
		114,599

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/INVESCO-NAM Large Cap Core Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Telecommunications Equipment—1.6%
Qualcomm, Inc.	708	$38,182
Total Common Stocks
(Cost—$1,885,355)		2,294,804

	Principal Amount	Value
Short-Term Securities—9.6%
Repurchase Agreement **—9.6%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $231,887
(Cost—$231,879)	$231,879	$231,879
Total Investments—104.6%
(Cost—$2,117,234)		2,526,683
Other Liabilities in Excess of Assets—(4.6)%		(112,158)
Net Assets—100.0%		$2,414,525

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Prices of U.S. equities climbed substantially higher from January 1 through December 31, 2003. This period's impressive advance, resulted in the stock market completing its first positive year since 1999.

Investors bid equity prices up during the second half of 2003 amid signs that the economy had turned decisively stronger. GDP grew at a robust 8.2% annual rate in the third quarter – a level unseen since early 1984 – as tax cuts and low interest rates fueled consumer and business spending. Favorable economic reports later in the period, including a surge in manufacturing activity and an upturn in leading indicators, reinforced investors' hopes that the recovery would be sustainable.

Better-than-expected corporate profits also contributed to the stock market's rise. Third quarter operating results for companies in the S&P 500 Index were 5.5% ahead of estimates, marking the third consecutive quarter of above-consensus earnings. In addition, analysts continued to raise their profit expectations for the remainder of 2003 and the first half of 2004. Weakness in the US currency boosted earnings of many large, multinational corporations whose sales from outside the United States were worth more when translated back into dollars.

The equity market's strength was broadly based, with stocks in nearly every economic sector posting gains. Companies in cyclical groups, such as basic materials and technology, led the advance since they tend to be early beneficiaries of a rebound in GDP growth. In contrast, companies in less economically sensitive areas underperformed the broad market.

Factors Affecting the Portfolio's Performance

The Roszel/Nicholas-Applegate Large Cap Growth Portfolio participated in the rally, returning 25.42% (based on net asset value) in the twelve months ended December 31, 2003. During the same period, the Russell 1000 Growth Index registered a 29.75% increase.

In absolute terms, the Portfolio's performance was notably strong among energy, commercial/industrial, and technology companies, where the portfolio had significant gains.

Some of the best-performing positions were XTO Energy, Omnicom Group, and Intel. Investors rewarded XTO Energy, an independent oil and gas producer, for its substantial inventory of relatively low-risk drilling opportunities. Omnicom Group, a global advertising firm, benefited from a pickup in ad spending among some US-based businesses and stabilization in weaker geographic areas such as Continental Europe. Shares of semiconductor manufacturer Intel advanced on the prospect of rising corporate expenditures on information technology and increased global manufacturing capacity utilization.

On a relative basis, an overweight in the technology sector helped performance versus the Russell 1000 Growth Index. This was more than offset, however, by unfavorable stock selection among technology companies. In addition, December was a challenging four weeks for our stock selection model. During the month, the market witnessed a dramatic rotation into stable-growth areas, such as consumer staples and pharmaceuticals, where the Portfolio was underweighted. On the plus side, issue selection in the energy and retail sectors positively impacted relative performance this twelve-month period.

The preceding commentary was prepared by the Portfolio's investment manager, Nicholas-Applegate Capital Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	25.42%	7.68%
Russell 1000 Growth Index	29.75%	11.74%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
General Electric Co.	5.9%
Microsoft Corp.	5.4
Intel Corp.	4.6
Pfizer, Inc.	3.2
Cisco Systems, Inc.	3.2
Dell, Inc.	2.8
PepsiCo, Inc.	2.7
Procter & Gamble Co.	2.5
McDonald's Corp.	2.5
Citigroup, Inc.	2.4
Total	35.2%

Top Ten Industries**	Percentage of Net Assets
Pharmaceuticals	10.3%
Semiconductors	7.0
Systems Software	7.0
Diversified Financials	5.9
Industrial Conglomerates	5.9
Health Care Equipment & Services	4.8
Media	4.2
Biotechnology	4.0
Specialty Stores	3.7
Wireless Telecommunication Services	3.4
Total	56.2%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Nicholas-Applegate Large Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—97.8%
Aerospace & Defense—1.2%
United Technologies Corp.	196	$18,575

Apparel Retail—3.0%
Coach, Inc. *	591	22,310
Gap, Inc.	1,000	23,210
		45,520
Application Software—1.8%
PeopleSoft, Inc. *	1,195	27,246

Automobiles—1.6%
Ford Motor Co.	1,461	23,376

Beverages—2.7%
PepsiCo, Inc.	861	40,140

Biotechnology—4.0%
Amgen, Inc. *	428	26,451
Genentech, Inc. *	369	34,527
		60,978
Commercial Services & Supplies—1.8%
Apollo Group, Inc. (Class A) *	390	26,520

Computer & Electronics Retail—1.5%
Best Buy Co., Inc.	440	22,986

Computer Hardware—2.8%
Dell, Inc. *	1,262	42,857

Computer Storage & Peripherals—1.8%
EMC Corp. *	2,056	26,564

Diversified Financials—5.9%
American Express Co.	465	22,427
Citigroup, Inc.	747	36,259
Countrywide Financial Corp.	399	30,264
		88,950
Electronic Equipment & Instruments—2.9%
Agilent Technologies, Inc. *	764	22,340
Flextronics International Ltd. *	1,454	21,577
		43,917
Health Care Equipment & Services—4.8%
Boston Scientific Corp. *	983	36,135
UnitedHealth Group, Inc.	618	35,955
		72,090
Home Improvement Retail—2.3%
Lowe's Cos., Inc.	628	34,785

Household Products—2.5%
Procter & Gamble Co.	379	37,854

Industrial Conglomerates—5.9%
General Electric Co.	2,878	89,160
Internet Retail—1.7%
eBay, Inc. *	386	$24,932

Leisure Facilities—1.7%
International Game Technology	736	26,275

Media—4.2%
Clear Channel Communications, Inc.	689	32,266
Omnicom Group, Inc.	351	30,653
		62,919
Networking Equipment—3.2%
Cisco Systems, Inc. *	1,995	48,459

Oil & Gas Exploration & Production—1.7%
XTO Energy, Inc.	912	25,810

Personal Products—1.5%
Gillette Co.	612	22,479

Pharmaceuticals—10.3%
Barr Laboratories, Inc. *	386	29,703
Eli Lilly & Co.	315	22,154
Forest Laboratories, Inc. *	547	33,805
Pfizer, Inc.	1,383	48,861
Pharmaceutical Resources, Inc. *	310	20,196
		154,719
Restaurants—2.5%
McDonald's Corp.	1,498	37,195

Semiconductor Equipment—2.0%
Applied Materials, Inc. *	1,334	29,948

Semiconductors—7.0%
Intel Corp.	2,156	69,423
Texas Instruments, Inc.	1,209	35,521
		104,944
Specialty Stores—3.7%
Bed Bath & Beyond, Inc. *	730	31,645
Michaels Stores, Inc.	549	24,266
		55,911
Systems Software—7.0%
Microsoft Corp.	2,947	81,161
Veritas Software Corp. *	676	25,120
		106,281
Telecommunications Equipment—1.4%
Nokia Oyj, ADR	1,282	21,794

Wireless Telecommunication Services—3.4%
Crown Castle International Corp. *	2,337	25,777
Nextel Communications, Inc. (Class A) *	935	26,236
		52,013
Total Common Stocks
(Cost—$1,290,874)		1,475,197

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Nicholas-Applegate Large Cap Growth Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—8.7%
Repurchase Agreement **—8.7%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $131,222 (Cost—$131,217)	$131,217	$131,217
Total Investments—106.5%
(Cost—$1,422,091)		1,606,414
Other Liabilities in Excess of Assets—(6.5)%		(98,496)
Net Assets—100.0%		$1,507,918

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The year started inauspiciously with the prospect of war with Iraq, an outbreak of corporate scandal and the gloom of a down market. These issues formed the backdrop of an early-stage recovery marked by disappointing employment trends and the threat of deflation leading to a double-dip recession. However, gradual economic improvement – especially in the second half of 2003 – brightened investors' outlook for 2004. The year-end returns of the major indexes were uniformly positive; the S&P 500 Index gained 28.7%; the Russell 1000 Growth Index gained 29.8% and the Russell 1000 Value Index gained 30%.

To maintain this momentum, it is essential that policymakers remain committed to their pro-growth policies, that consumers sustain confidence and that business spending continues to improve. The Federal Reserve played a key role in the economy's turnaround; the Fed is expected to keep short-term interest rates close to 1% into the middle of 2004. In addition, the $350 billion economic stimulus package – comprised of tax breaks on income, capital gains and dividends – will give consumers and businesses more discretionary income. We expect to see meaningful improvement in employment by mid-year: this is important since the tax and mortgage refinancing stimuli will not continue indefinitely. The American consumer, whose spending accounts for two-thirds of GDP, did most of they heavy lifting in 2003 by purchasing new cars, homes and other durable goods. However, this burden may be getting harder to shoulder for several reasons. Household debt and debt service levels have reached near-record highs. High energy prices could negatively impact spending, especially if significant portions of the nation experience a severe winter. Finally, rising interest rates pose the greatest threat to the housing sector, one of the brightest parts of the economy. Nonetheless, healthier corporate profits should lead to increased hiring and rising wages. We are encouraged that the business spending outlook has improved considerably due to a number of factors working in concert; improved confidence, increased productivity, tax-incentives and less focus on reducing inventories.

Factors Affecting the Portfolio's Performance

The Roszel/Rittenhouse Large Cap Growth Portfolio posted solid double-digit returns for the year but trailed its benchmark, the S&P 500 Index. Our emphasis on large, high quality companies that deliver consistent earnings growth generally performed well but could not keep pace with the results of smaller, lower quality and more cyclically sensitive companies. From a sector perspective, technology led, followed by consumer discretionary, industrials and financials. The stocks that provided the greatest contribution to performance for the year were Cisco, GE, Citigroup, Intel and Texas Instruments. The largest detractors from performance were Kohl's, Automatic Data Processing, Johnson & Johnson, Cardinal Health and Colgate. (Automatic Data Processing and Cardinal Health were sold out of the portfolio throughout the year.)

The preceding commentary was prepared by the Portfolio's investment manager, Rittenhouse Asset Management, Inc.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio	19.51%	5.83%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Citigroup, Inc.	4.2%
General Electric Co.	4.1
Pfizer, Inc.	4.0
American International Group, Inc.	3.7
Sysco Corp.	3.5
Microsoft Corp.	3.5
Cisco Systems, Inc.	3.4
Medtronic, Inc.	3.3
International Business Machines Corp.	3.1
Intel Corp.	3.1
Total	35.9%

Top Ten Industries**	Percentage of Net Assets
Diversified Financials	13.8%
Health Care Equipment & Services	7.2
Industrial Conglomerates	7.2
Insurance	6.7
Pharmaceuticals	6.6
Computer Hardware	5.5
Beverages	5.0
Semiconductors	5.0
Systems Software	4.9
Household Products	4.6
Total	66.5%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Rittenhouse Large Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—96.4%
Air Freight & Couriers—2.7%
United Parcel Service, Inc. (Class B)	4,200	$313,110
Beverages—5.0%
Anheuser-Busch Cos., Inc.	3,200	168,576
Coca-Cola Co.	2,600	131,950
PepsiCo, Inc.	6,100	284,382
		584,908
Biotechnology—2.9%
Amgen, Inc. *	5,400	333,720
Commercial Services & Supplies—2.3%
First Data Corp.	6,400	262,976
Computer Hardware—5.5%
Dell, Inc. *	8,200	278,472
International Business Machines Corp.	3,900	361,452
		639,924
Department Stores—2.0%
Kohl's Corp. *	5,100	229,194
Diversified Financials—13.8%
Citigroup, Inc.	10,100	490,254
Goldman Sachs Group, Inc.	3,100	306,063
MBNA Corp.	12,000	298,200
Morgan Stanley Co.	3,100	179,397
SLM Corp.	2,900	109,272
State Street Corp.	4,100	213,528
		1,596,714
Drug Retail—2.4%
Walgreen Co.	7,500	272,850
Food Distributors—3.5%
Sysco Corp.	11,000	409,530
General Merchandise Stores—4.3%
Target Corp.	6,000	230,400
Wal-Mart Stores, Inc.	5,100	270,555
		500,955
Health Care Equipment & Services—7.2%
Medtronic, Inc.	7,900	384,019
Stryker Corp.	2,200	187,022
UnitedHealth Group, Inc.	4,500	261,810
		832,851
Home Improvement Retail—1.5%
Lowe's Cos., Inc.	3,100	171,709
Household Products—4.6%
Colgate-Palmolive Co.	4,900	245,245
Procter & Gamble Co.	2,900	289,652
		534,897
Industrial Conglomerates—7.2%
3M Co.	4,200	357,126
General Electric Co.	15,500	480,190
		837,316
Insurance—6.7%
Aflac, Inc.	4,000	$144,720
American International Group, Inc.	6,500	430,820
Marsh & McLennan Cos., Inc.	4,100	196,349
		771,889
Media—2.5%
Gannett Co., Inc.	3,300	294,228
Networking Equipment—3.4%
Cisco Systems, Inc. *	16,300	395,927
Pharmaceuticals—6.6%
Johnson & Johnson	5,800	299,628
Pfizer, Inc.	13,100	462,823
		762,451
Semiconductors—5.0%
Intel Corp.	11,200	360,640
Texas Instruments, Inc.	7,600	223,288
		583,928
Specialty Stores—1.3%
Bed Bath & Beyond, Inc. *	3,500	151,725
Systems Software—4.9%
Microsoft Corp.	14,700	404,838
Oracle Corp. *	12,500	165,000
		569,838
Telecommunications Equipment—1.1%
Nokia Oyj, ADR	7,400	125,800
Total Common Stocks
(Cost—$9,672,706)		11,176,440

	Principal Amount
Short-Term Securities—2.7%
Repurchase Agreement **—2.7%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $312,262 (Cost—$312,251)	$312,251	312,251
Total Investments—99.1%
(Cost—$9,984,957)		11,488,691
Other Assets Less Liabilities—0.9%		109,505
Net Assets—100.0%		$11,598,196

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Seneca Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Hardly a day in the market now passes without hyperbole: another event or statistic hailed as the "worst/best in a generation", another "40-year low/high", etc. The litany of "abnormalities" ranges from the dot.com excesses to massive corporate scandals and unprecedented geopolitical events. Together, these aberrations have severed the strongest and most reliable correlation in finance: that of stock prices to corporate earnings. Since the bubble burst in 2000, individual stock price movements have not been correlated to company earnings.

Such a profound decoupling of earnings and stock prices is even more anomalous than the impacts of war or business cycles. Greed and fear, rather than fundamentals, have dominated the market on frequent occasions. It is virtually unprecedented, however, for such a crucial relationship as that of earnings and prices to be disrupted for so long. As fundamentally oriented, earnings focused investors, we long for a "normal" market, where the historical relationship between earnings and stock prices is restored.

For three long years, earnings have mattered less than emotions. 2003's ebullient market action was not unusual in that speculative fervor often typifies rebounds from bear markets. This year's stock market rally was led by companies with no current earnings (e.g., Imclone) and those with the worst quality balance sheets (e.g., Amkor Tech and American Tower). The most speculative high "beta" names far outpaced more solid companies. Low interest rates allowed a large number of marginal companies to obtain financing and prolong their life-support. "Penny stocks," those relegated to trading on the NASDAQ Bulletin Board, surged in trading volume in 2003, as investors increasingly sought returns in the most aggressive investment areas.

It is unusual, however, that a disdain for fundamentals – notably earnings – plagues both up and down markets for three full years. Indifference to earnings characterized the scandal-ridden, depressed markets of 2001 and 2002, and continued through the recovery in 2003. We are long overdue for a return to "normalcy".

Factors Affecting the Portfolio's Performance

Stock selection in the Financials sector was the biggest contributor to performance relative to the benchmark Russell 1000 Growth Index in 2003. For the year the portfolio was slightly overweight in Financials and its stocks outperformed those of the index. Goldman Sachs Group and American Express were two of the portfolio's top ten performing stocks for the entire year.

Our overweight in Materials stocks also helped relative performance. The sector was boosted by strength in U.S. Industrial production as well as the recovering global economy. Alcoa and Dow Chemical were the primary contributors from this sector.

Industrial holdings were the largest detractors from relative performance for the year. The Portfolio was equal-weight the sector in 2003. While our holdings were up significantly, Industrial stocks within the index performed even better. Deere & Company was among the Portfolio's top ten performing stocks for the year.

Consumer Discretionary stocks also detracted modestly from performance. The index's sector return was driven by Internet retailers such as eBay and Amazon as well as casino & gaming companies. We sold eBay (and Amazon from our midcap portfolio) earlier in the year on valuation concerns. Casino & gaming companies typically have high earnings volatility and are currently facing a questionable equipment capital-spending environment.

At Seneca, our focus on quality and current earnings handicapped our growth equity returns in the "abnormal" market of 2003. The Portfolio was up handsomely, but lagged the benchmark index, largely because we did not invest in the most speculative companies that led the performance pack. We see no rationale for abandoning quality companies with current earnings and good prospects. The market is long overdue for a return to "normalcy." Over time, earnings MUST matter. The long-term, historic correlation between earnings and stock prices will inevitably reassert itself.

In 2004, in fact, earnings should take center stage. Without the support of declining interest rates, stock prices should become especially sensitive to actual earnings. We will stay the course and maintain the investment discipline that has produced better than market returns for more than a decade at Seneca Capital.

The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC.

MLIG Variable Insurance Trust—
Roszel/Seneca Large Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Seneca Large Cap Growth Portfolio	26.40%	8.66%
Russell 1000 Growth Index	29.75%	11.74%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
General Electric Co.	3.9%
Intel Corp.	3.6
Microsoft Corp.	3.6
Cisco Systems, Inc.	3.5
Pfizer, Inc.	3.5
United Parcel Service, Inc. (Class B)	3.3
International Business Machines Corp.	3.1
Coca-Cola Co.	3.1
American Express Co.	3.1
Lowe's Cos., Inc.	3.1
Total	33.8%

Top Ten Industries**	Percentage of Net Assets
Pharmaceuticals	9.0%
Diversified Financials	8.5
Health Care Equipment & Services	7.2
Industrial Conglomerates	6.7
Systems Software	6.1
Semiconductors	6.0
Beverages	5.9
Computer Hardware	5.5
Machinery	5.2
General Merchandise Stores	4.9
Total	65.0%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Seneca Large Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—99.0%
Air Freight & Couriers—3.3%
United Parcel Service, Inc. (Class B)	1,750	$130,463
Beverages—5.9%
Coca-Cola Co.	2,400	121,800
PepsiCo, Inc.	2,340	109,091
		230,891
Biotechnology—2.6%
Amgen, Inc. *	1,620	100,116
Building Products—1.7%
Masco Corp.	2,430	66,606
Chemicals—2.6%
Dow Chemical Co.	2,400	99,768
Commercial Services & Supplies—2.5%
Automatic Data Processing, Inc.	2,480	98,233
Computer Hardware—5.5%
Dell, Inc. *	2,780	94,409
International Business Machines Corp.	1,320	122,337
		216,746
Computer Storage & Peripherals—2.5%
EMC Corp. *	7,710	99,613
Diversified Financials—8.5%
American Express Co.	2,510	121,057
Citigroup, Inc.	2,400	116,496
Goldman Sachs Group, Inc.	940	92,806
		330,359
General Merchandise Stores—4.9%
Target Corp.	2,600	99,840
Wal-Mart Stores, Inc.	1,750	92,838
		192,678
Health Care Equipment & Services—7.2%
Anthem, Inc. *	1,070	80,250
Boston Scientific Corp. *	2,830	104,031
Medtronic, Inc.	1,990	96,734
		281,015
Home Improvement Retail—3.1%
Lowe's Cos., Inc.	2,170	120,196
Household Products—2.6%
Procter & Gamble Co.	1,000	99,880
Industrial Conglomerates—6.7%
3M Co.	1,280	108,838
General Electric Co.	4,900	151,802
		260,640
Machinery—5.2%
Caterpillar, Inc.	1,150	$95,473
Deere & Co.	1,670	108,634
		204,107
Metals & Mining—2.6%
Alcoa, Inc.	2,640	100,320
Networking Equipment—3.5%
Cisco Systems, Inc. *	5,630	136,753
Pharmaceuticals—9.0%
Abbott Laboratories	2,430	113,238
Forest Laboratories, Inc. *	1,660	102,588
Pfizer, Inc.	3,850	136,020
		351,846
Semiconductor Equipment—3.0%
Applied Materials, Inc. *	5,230	117,414
Semiconductors—6.0%
Intel Corp.	4,350	140,070
Linear Technology Corp.	2,250	94,657
		234,727
Systems Software—6.1%
Microsoft Corp.	5,050	139,077
Veritas Software Corp. *	2,690	99,960
		239,037
Telecommunications Equipment—4.0%
Corning, Inc. *	4,500	46,935
Nokia Oyj, ADR	6,400	108,800
		155,735
Total Common Stocks
(Cost—$3,346,380)		3,867,143

	Principal Amount
Short-Term Securities—7.1%
Repurchase Agreement **—7.1%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $275,353 (Cost—$275,343)	$275,343	275,343
Total Investments—106.1%
(Cost—$3,621,723)		4,142,486
Other Liabilities in Excess of Assets—(6.1)%		(237,538)
Net Assets—100.0%		$3,904,948

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Valenzuela Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

As the fourth quarter of 2003 came to an end, evidence suggested that the monetary and fiscal stimulus to the economy was working. Industrial production was increasing. First time unemployment claims were declining, and we witnessed the first signs that the economy was finally beginning to generate jobs. We are seeing what we had expected to happen: a classical cyclical economic recovery as the business sector goes from what was a recessionary condition into a more normalized growth condition. Despite the improvements in economic activity, inflation remained tame. True, commodity prices were increasing, but that was due largely to the decline of the dollar against its trade weighted index, rather than too rapid an increase in the money supply, or any meaningful supply/demand imbalance. Indeed, virtually every meaningful economic indicator was looking positive at year-end. Not surprisingly, earnings estimates for both the fourth quarter of 2003 and for 2004 were upgraded. Despite the stronger economy, the bond markets did not seem particularly worried, and bonds were unable to stay above 4.5%. Indeed, at present, in the face of evidence of a stronger economy, the 10-year government bond is yielding slightly less than 4%.

Looking out, the next six months should be reasonably good ones for the capital markets as we come up against easier year over year comparisons and as analysts (we believe) generally upgrade their fiscal 2004 and fiscal 2005 earnings estimates. Beyond that, we lack clarity. The third and fourth quarters will see the beginning of tougher year over year comparisons. Also, the presidential election could create noise for the capital markets. That could put a drag on the upside potential for stocks.

Factors Affecting the Portfolio's Performance

The Roszel/Valenzuela Mid Cap Value Portfolio returned 32.53% for the year ended 2003, compared to 38.07% for the benchmark Russell Midcap Value Index. In 2003, Information Technology was by far the best performing sector for the Portfolio, posting a return of over 120%, compared to 75% for the benchmark. Brooks Automation led the group, along with UTStarcom. Brooks had its greatest price acceleration in July, when the company, which offers automation solutions for semiconductors, announced the launch of its next generation of automated material handling systems. A great part of UTStarcom's success in 2003 was due to a significant increase in China's demand for the company's wireless access solutions, including handsets. Our Financials performed well on the year versus the benchmark, as the Roszel/Valenzuela Mid Cap Value Portfolio focused on financial services companies such as Legg Mason, Lehman Brothers and T. Rowe Price. The Portfolio was slightly underweighted in this lagging benchmark sector. Additional successful sector allocations included overweighting the economically sensitive Information Technology, Materials and Industrials. These benefited from the economic expansion in 2003. The Portfolio strategically underweighted the more defensive groups of Consumer Staples and Utilities, sectors that traditionally do not appreciate as much in periods of economic recovery. In Consumer Staples, however, Dial Corp., the Portfolio's only holding, benefited from an acquisition when the company announced that it would be acquired by German consumer products group, Henkel.

The Portfolio's Consumer Discretionary stocks underperformed relative to the benchmark in 2003. Specialty and department stores such as Pier 1 and JC Penney were the weakest performers in this sector for the Roszel/Valenzuela Mid Cap Value Portfolio, particularly at the start of the year, as the consumer was affected by extraneous factors such as the pending war in Iraq and as the media elevated concerns about SARS. The Portfolio's Utilities trailed the benchmark as a result of underperformance in stockpicking. For example, Calpine Corp., which undertook a significant rebuilding effort in the mid part of the year, fell sharply in the third quarter. The results of this restructuring on the part of the company have recently begun to bear fruit in its valuation. Our Energy holdings, with a focus on natural gas, were adversely affected by the cool summer as well as by investors' short-term focus on inventory builds.

The preceding commentary was prepared by the Porfolio's investment manager, Valenzuela Capital Partners LLC.

MLIG Variable Insurance Trust—
Roszel/Valenzuela Mid Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Valenzuela Mid Cap Value Portfolio	32.53%	3.63%
Russell Midcap Value Index	38.07%	13.73%
S&P 500 Index	28.68%	10.04%

* See Notes to Performance Information.

† July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
T Rowe Price Group, Inc.	3.0%
Praxair, Inc.	2.9
Hughes Supply, Inc.	2.8
State Street Corp.	2.7
Covance, Inc.	2.7
PPG Industries, Inc.	2.5
MBNA Corp.	2.5
Legg Mason, Inc.	2.5
Everest Re Group, Ltd.	2.5
Omnicare, Inc.	2.5
Total	26.6%

Top Ten Industries**	Percentage of Net Assets
Diversified Financials	14.9%
Health Care Equipment & Services	6.5
Machinery	6.2
Chemicals	5.4
Banks	4.8
Oil & Gas Drilling	4.3
Semiconductor Equipment	4.1
Containers & Packaging	4.1
Semiconductors	3.8
Electronic Equipment & Instruments	3.8
Total	57.9%

** Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Valenzuela Mid Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—98.1%
Apparel Retail—1.4%
TJX Cos., Inc.	3,140	$69,237

Auto Components—1.2%
Lear Corp.	970	59,490

Banks—4.8%
Compass Bancshares, Inc.	2,860	112,427
SouthTrust Corp.	3,700	121,101
		233,528
Chemicals—5.4%
PPG Industries, Inc.	1,950	124,839
Praxair, Inc.	3,680	140,576
		265,415
Commercial Services & Supplies—2.0%
Manpower, Inc.	2,065	97,220

Computer & Electronics Retail—2.1%
Circuit City Stores, Inc.	10,000	101,300

Containers & Packaging—4.1%
Pactiv Corp. *	3,850	92,015
Sealed Air Corp. *	2,000	108,280
		200,295
Distributors—2.8%
Hughes Supply, Inc.	2,730	135,463

Diversified Financials—14.9%
Ambac Financial Group, Inc.	710	49,267
Bear Stearns Cos., Inc.	575	45,971
Doral Financial Corp.	3,525	113,787
Lehman Brothers Holdings, Inc.	1,510	116,602
MBNA Corp.	4,970	123,505
State Street Corp.	2,540	132,283
T Rowe Price Group, Inc.	3,140	148,867
		730,282
Diversified Telecommunication Services—2.0%
L-3 Communications Holdings, Inc. *	1,950	100,152

Electric Utilities—1.4%
Calpine Corp. *	14,400	69,264

Electronic Equipment & Instruments—3.8%
Flextronics International Ltd. *	7,330	108,777
Intersil Corp. (Class A)	3,200	79,520
		188,297
Financial Services—2.5%
Legg Mason, Inc.	1,595	123,102
Health Care Equipment & Services—6.5%
Covance, Inc. *	4,920	$131,856
Omnicare, Inc.	3,000	121,170
WellPoint Health Networks, Inc. *	690	66,923
		319,949
Household Durables—2.1%
Black & Decker	2,130	105,052

Household Products—2.1%
Dial Corp.	3,600	102,492

Insurance—2.5%
Everest Re Group, Ltd.	1,445	122,247

IT Consulting & Services—1.8%
Computer Sciences Corp. *	2,000	88,460

Machinery—6.2%
Danaher Corp.	735	67,436
Ingersoll-Rand Co. (Class A)	1,780	120,827
Parker Hannifin Corp.	1,950	116,025
		304,288
Media—3.7%
Mediacom Communications Corp. *	10,000	86,700
Omnicom Group, Inc.	1,080	94,316
		181,016
Oil & Gas Drilling—4.3%
Diamond Offshore Drilling, Inc.	2,700	55,377
Nabors Industries, Ltd. *	1,560	64,740
Pride International, Inc. *	4,960	92,454
		212,571
Oil & Gas Exploration & Production—1.7%
Pioneer Natural Resources Co. *	2,565	81,900

Paper & Forest Products—1.4%
Pope & Talbot, Inc.	3,870	68,151

Restaurants—2.0%
Ruby Tuesday, Inc.	3,420	97,436

Semiconductor Equipment—4.1%
Brooks Automation, Inc. *	4,760	115,049
Novellus Systems, Inc. *	2,100	88,305
		203,354
Semiconductors—3.8%
Cypress Semiconductor Corp. *	4,880	104,237
Skyworks Solutions, Inc. *	9,680	84,216
		188,453

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Valenzuela Mid Cap Value Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Specialty Stores—2.1%
Staples, Inc. *	3,730	$101,829

Systems Software—1.9%
BMC Software, Inc. *	5,100	95,115

Textiles & Apparel—1.7%
Liz Claiborne, Inc.	2,345	83,154

Trucking—1.8%
Hunt (J.B.) Transport Services, Inc. *	3,350	90,483
Total Common Stocks (Cost—$3,802,008)		4,818,995

	Principal Amount
Short-Term Securities—5.6%
Repurchase Agreement **—5.6%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $275,353 (Cost—$275,846)	$275,846	275,846
Total Investments—103.7%(Cost—$4,077,854)		5,094,841
Other Liabilities in Excess of Assets—(3.7)%		(180,214)
Net Assets—100.0%		$4,914,627

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Seneca Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Hardly a day in the market now passes without hyperbole: another event or statistic hailed as the "worst/best in a generation", another "40-year low/high", etc. The litany of "abnormalities" ranges from the dot.com excesses to massive corporate scandals and unprecedented geopolitical events. Together, these aberrations have severed the strongest and most reliable correlation in finance: that of stock prices to corporate earnings. Since the bubble burst in 2000, individual stock price movements have not been correlated to company earnings.

Such a profound decoupling of earnings and stock prices is even more anomalous than the impacts of war or business cycles. Greed and fear, rather than fundamentals, have dominated the market on frequent occasions. It is virtually unprecedented, however, for such a crucial relationship as that of earnings and prices to be disrupted for so long. As fundamentally oriented, earnings focused investors, we long for a "normal" market, where the historical relationship between earnings and stock prices is restored.

For three long years, earnings have mattered less than emotions. 2003's ebullient market action was not unusual in that speculative fervor often typifies rebounds from bear markets. This year's stock market rally was led by companies with no current earnings (e.g., Imclone) and those with the worst quality balance sheets (e.g., Amkor Tech and American Tower). The most speculative high "beta" names far outpaced more solid companies. Low interest rates allowed a large number of marginal companies to obtain financing and prolong their life-support. "Penny stocks" surged in trading volume in 2003, as investors increasingly sought returns in the most aggressive investment areas.

It is unusual however that a disdain for fundamentals — notably earnings — plagues both up and down markets for three full years. Indifference to earnings characterized the scandal-ridden, depressed markets of 2001 and 2002, and continued through the recovery in 2003. We are long overdue for a return to "normalcy".

Factors Affecting the Portfolio's Performance

In 2003, stock selection in Health Care contributed the most to performance relative to the Russell Midcap Growth Index. The Portfolio was slightly underweight the sector, but our stocks outperformed those within the Index. Two of our top ten contributing stocks for the year were Gilead Sciences and Biovail Corp. Both of these companies benefited from accelerating revenues due to their introductions of newly approved drugs.

Our overweight in Information Technology benefited the Portfolio's performance in 2003, as it was a top-performing sector of the benchmark index. While the Portfolio's Technology stocks were up significantly for the year, they lagged those of the index. Seven of the Portfolio's top ten contributing stocks in 2003 were Information Technology companies, including Network Appliances, Yahoo, Altera, Jabil Circuit, KLA-Tencor, Sanmina-SCI and Broadcom. Four of the worst performers in the portfolio were also part of this sector but detracted only a fraction of what the top performers contributed.

Consumer Discretionary stocks were the biggest detractors from performance for the year. While our stock selection for the Portfolio produced double-digit positive returns, the index's stocks outperformed those of the Portfolio. Best Buy and Amazon.com were both contributors, but were sold early in the year on valuation concerns. In the latter part of the year, particularly in the 4th quarter, our lack of exposure to broadcasting & cable and casino & gaming, which were the biggest contributors to the index's return, hurt us. The competitive pricing environment and slower subscriber growth influenced our underweight in the cable industry. Casino & gaming companies typically have volatile earnings and are currently facing a questionable equipment capital-spending environment.

At Seneca, our focus on quality and current earnings handicapped our growth equity returns in the "abnormal" market of 2003. The Portfolio was up handsomely, but lagged the benchmark largely because we did not invest in the most speculative companies that led the performance pack. We see no rationale for abandoning quality companies with current earnings and good prospects. The market is long overdue for a return to "normalcy." Over time, earnings MUST matter. The long-term, historic correlation between earnings and stock prices will inevitably reassert itself.

In 2004, in fact, earnings should take center stage. Without the support of declining interest rates, stock prices should become especially sensitive to actual earnings. We will stay the course and maintain the investment discipline that has produced better than market returns for more than a decade at Seneca Capital.

The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC.

MLIG Variable Insurance Trust—
Roszel/Seneca Mid Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Seneca Mid Cap Growth Portfolio	30.32%	7.97%
Russell Midcap Growth Index	42.71%	18.52%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Cypress Semiconductor Corp.	3.2%
Paccar, Inc.	3.1
KLA-Tencor Corp.	3.1
Ingersoll-Rand Co. (Class A)	3.0
Fairchild Semiconductor International, Inc. (Class A)	3.0
Barr Laboratories, Inc.	2.9
Foundry Networks, Inc.	2.6
Sanmina-SCI Corp.	2.6
Williams-Sonoma, Inc.	2.6
Symbol Technologies, Inc.	2.6
Total	28.7%

Top Ten Industries**	Percentage of Net Assets
Pharmaceuticals	10.0%
Electronic Equipment & Instruments	9.9
Semiconductors	8.5
Semiconductor Equipment	5.7
Machinery	5.5
Health Care Equipment & Services	5.0
Specialty Stores	4.6
Beverages	4.4
Apparel Retail	3.9
Restaurants	3.8
Total	61.3%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Seneca Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—96.8%
Apparel Retail—3.9%
Chico's FAS, Inc. *	1,570	$58,012
TJX Cos., Inc.	3,960	87,318
		145,330
Application Software—2.4%
Symantec Corp. *	2,660	92,169
Automobiles—3.1%
Paccar, Inc.	1,360	115,763
Banks—2.5%
New York Community Bancorp, Inc.	2,460	93,603
Beverages—4.4%
Coca-Cola Enterprises, Inc.	4,320	94,478
Coors (Adolph)	1,280	71,808
		166,286
Chemicals—2.5%
Rohm & Haas Co.	2,240	95,670
Commercial Services & Supplies—2.4%
Manpower, Inc.	1,940	91,335
Computer & Electronics Retail—2.4%
CDW Corp.	1,560	90,106
Computer Storage & Peripherals—2.5%
Network Appliance, Inc. *	4,590	94,233
Diversified Financials—2.5%
Providian Financial Corp. *	8,030	93,469
Electronic Equipment & Instruments—9.9%
Jabil Circuit, Inc. *	3,390	95,937
RF Micro Devices, Inc. *	7,730	77,687
Sanmina-SCI Corp. *	7,840	98,862
Symbol Technologies, Inc.	5,840	98,638
		371,124
Health Care Equipment & Services—5.0%
Manor Care, Inc. *	2,720	94,031
Zimmer Holdings, Inc. *	1,360	95,744
		189,775
Internet Software & Services—2.6%
Verisign, Inc. *	5,970	97,311
Machinery—5.5%
Ingersoll-Rand Co. (Class A)	1,680	114,038
SPX Corp. *	1,580	92,920
		206,958
Media—2.5%
Belo (A.H.) Corp.	3,370	95,506
Networking Equipment—2.6%
Foundry Networks, Inc. *	3,640	99,590
Pharmaceuticals—10.0%
Barr Laboratories, Inc. *	1,430	110,038
Gilead Sciences, Inc. *	1,620	94,187
Pharmaceutical Resources, Inc. *	1,240	80,786
Watson Pharmaceuticals, Inc. *	1,960	$90,160
		375,171
Restaurants—3.8%
Starbucks Corp. *	2,220	73,393
Yum! Brands, Inc. *	2,040	70,176
		143,569
Semiconductor Equipment—5.7%
KLA-Tencor Corp. *	1,970	115,580
Teradyne, Inc. *	3,840	97,728
		213,308
Semiconductors—8.5%
Cypress Semiconductor Corp. *	5,670	121,111
Fairchild Semiconductor International, Inc. (Class A) *	4,490	112,116
PMC-Sierra, Inc. *	4,400	88,660
		321,887
Specialty Stores—4.6%
Staples, Inc. *	2,680	73,164
Williams-Sonoma, Inc. *	2,840	98,747
		171,911
Systems Software—2.5%
Adobe Systems, Inc.	2,370	93,141
Telecommunications Equipment—2.7%
Comverse Technology, Inc. *	3,410	59,982
Corning, Inc. *	3,830	39,947
		99,929
Textiles & Apparel—2.3%
Mohawk Industries, Inc. *	1,210	85,353
Total Common Stocks
(Cost—$3,240,729)		3,642,497

	Principal Amount
Short-Term Securities—6.9%
Repurchase Agreement **—6.9%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $261,335 (Cost—$261,326)	$261,326	261,326
Total Investments—103.7%
(Cost—$3,502,055)		3,903,823
Other Liabilities in Excess of Assets—(3.7)%		(139,490)
Net Assets—100.0%		$3,764,333

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The extremely positive returns for equities of every style and capitalization size in 2003 were driven by a very powerful monetary and fiscal stimulus in the United States and globally. In short, this has been a classic liquidity driven bull market. During 2003, small cap stocks significantly out performed large cap stocks reflecting their under valuation relative to large cap, an increased willingness of lenders to lend, and a narrowing of the spread of the cost of credit for small companies as compared to larger companies. Historically, this type of environment has been characterized by a steep yield curve (i.e., short-term interest rates are lower than long-term rates).

The critical question for investors is when will the liquidity driven bull market end, and how will small cap stocks fare in the transition? While the rate of monetary stimulus is clearly beginning to slow in 2004, fiscal stimulus actually accelerates in 2004. More importantly, the Federal Reserve is unlikely to be aggressive in pushing up short-term interest rates in an environment of continued low levels of inflation and lackluster job growth, particularly in a Presidential election year. When inflation does begin to rise, the Federal Reserve would normally aggressively push up interest rates. Today, however, the U.S. economy has significant structural problems. Our economy has a growing drain on jobs as more and more companies move production and jobs off shore. Sluggish employment and the ongoing risk of another terrorist event suggest that the Federal Reserve is likely to be very slow to push up interest rates. This would lead to an extended period of small cap leadership, which is generally characterized by easier credit and rising rates of inflation. Of greater importance, we continue to be able to find small cap stocks with minimal downside risk and excellent appreciation potential.

Factors Affecting the Portfolio's Performance

During 2003, small cap stock returns significantly exceeded those of the S&P 500 Index and Russell 1000 Large Cap Index. While the small cap Russell 2000 Growth Index returns exceeded those of the Russell 2000 Value Index, your Portfolio strongly outperformed both indexes. The media has characterized the small cap market as being highly speculative and driven in large part by micro cap stocks. While certainly there is more than a kernel of truth to their characterization of the small cap arena in 2003, a significant portion of the returns were generated by stocks with market capitalizations below the average of the Russell 2000 Indexes that were also selling at below average valuations of price to sales and price to cash flow. The 2003 market was not like the highly speculative market of 1999 in which the majority of positive returns came from stocks with nosebleed valuations.

The very positive returns of the Portfolio were generated by excellent stock selection. While we were equal or under weighted in technology and finance, these sectors contributed returns to the Portfolio far in excess of those sectors of the Russell 2000 Value Index. Americredit, FPIC, Friedman Billings and Maxtor appreciated significantly during 2003. In addition, Century Aluminum, Sauer-Danfoss and Southwestern Energy outperformed. NWQ's investment process focuses on the risk/reward of each stock and the overall Portfolio. As a result of this disciplined process, we trimmed a number of positions in the Portfolio and in some cases more than once. The proceeds were reinvested in stocks with better risk-reward characteristics. Every member of NWQ's investment research team is dedicated to the search for stocks with limited downside and significant capital appreciation potential. We remain optimistic on the prospects for 2004.

The preceding commentary was prepared by the Portfolio's investment manager, NWQ Investment Management Company, LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/NWQ Small Cap Value Portfolio	53.24%	12.04%
Russell 2000 Value Index	46.03%	13.30%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
AmeriCredit Corp.	5.0%
Quantum Corp.	4.6
Quaker Fabric Corp.	4.4
Kennametal, Inc.	4.1
Griffon Corp.	4.1
Sauer-Danfoss, Inc.	4.0
IndyMac Bancorp, Inc.	4.0
Century Aluminum Co.	3.8
Southwestern Energy Co.	3.8
Sappi, Ltd., ADR	3.7
Total	41.5%

Top Ten Industries**	Percentage of Net Assets
Metals & Mining	13.9%
Diversified Financials	12.9
Oil & Gas Exploration & Production	10.3
Machinery	8.1
Computer Storage & Peripherals	7.3
Paper & Forest Products	5.8
Containers & Packaging	5.0
Textiles & Apparel	5.0
Chemicals	4.9
Building Products	4.1
Total	77.3%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/NWQ Small Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—99.3%
Banks—1.7%
Franklin Bank Corp. *	4,700	$89,300

Building Products—4.1%
Griffon Corp. *	10,379	210,279

Chemicals—4.9%
Agrium, Inc.	9,100	149,786
Georgia Gulf Corp.	1,900	54,872
PolyOne Corp. *	7,117	45,478
		250,136
Commercial Services & Supplies—1.6%
Ritchie Bros. Auctioneers, Inc.	1,541	81,827
Computer Storage & Peripherals—7.3%
Maxtor Corp. *	12,600	139,860
Quantum Corp. *	75,200	234,624
		374,484
Construction & Engineering—2.2%
Chicago Bridge & Iron Co. NV	3,900	112,710

Construction Materials—1.4%
Roper Industries, Inc.	1,500	73,890

Containers & Packaging—5.0%
Packaging Corp. of America	5,000	109,300
Smurfit-Stone Container Corp. *	7,770	144,289
		253,589
Diversified Financials—12.9%
AmeriCredit Corp. *	16,000	254,880
Financial Federal Corp. *	2,700	82,485
Friedman, Billings, Ramsey Group, Inc. (Class A)	3,865	89,204
IndyMac Bancorp, Inc.	6,816	203,049
MFA Mortgage Investments, Inc.	3,500	34,125
		663,743
Food Products—3.1%
Del Monte Foods Co. *	15,200	158,080

Household Durables—1.0%
La-Z-Boy, Inc.	2,500	52,450

Insurance—3.6%
PMA Capital Corp. (Class A)	12,020	61,542
Triad Guaranty, Inc. *	2,400	120,840
		182,382
Machinery—8.1%
Kennametal, Inc.	5,300	210,675
Sauer-Danfoss, Inc.	12,700	205,740
		416,415
Metals & Mining—13.9%
Arch Coal, Inc.	2,100	65,457
Century Aluminum Co. *	10,200	193,902
Gibraltar Steel Corp.	6,161	154,949
Imco Recycling, Inc. *	18,700	$184,943
Reliance Steel & Aluminum Co.	3,400	112,914
		712,165
Oil & Gas Equipment & Services—2.7%
Stolt Offshore SA (Class B), ADR *	58,300	140,503

Oil & Gas Exploration & Production—10.3%
Forest Oil Corp. *	3,100	88,567
Remington Oil & Gas Corp. *	4,234	83,367
Southwestern Energy Co. *	8,100	193,590
Tom Brown, Inc. *	2,400	77,400
Whiting Petroleum Corp. *	4,500	82,800
		525,724
Oil & Gas Refining & Marketing—1.7%
Frontier Oil Corp.	4,900	84,378

Paper & Forest Products—5.8%
Sappi, Ltd., ADR	13,700	187,279
Wausau-Mosinee Paper Corp.	8,134	109,972
		297,251
Real Estate—3.0%
Anthracite Capital, Inc.	9,000	99,630
RAIT Investment Trust	2,170	55,552
		155,182
Textiles & Apparel—5.0%
Quaker Fabric Corp.	23,800	226,100
Tropical Sportswear International Corp. *	13,800	30,084
		256,184
Total Common Stocks
(Cost—$3,905,905)		5,090,672

	Principal Amount
Short-Term Securities—7.8%
Repurchase Agreement **— 7.8%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $400,699 (Cost—$400,685)	$400,685	400,685
Total Investments—107.1%
(Cost—$4,306,590)		5,491,357
Other Liabilities in Excess of Assets—(7.1)%		(364,191)
Net Assets—100.0%		$5,127,166

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Improving sentiment regarding an overall economic rebound drove stocks higher over the past year. The rally was broad-based as the majority of stocks posted solid gains during the year and most sectors of the Russell 2500 Growth Index were up more than 20%. Starting with the 2nd quarter of 2003, stocks have risen for three consecutive quarters which marks the longest sustained rally since 1999. Size was a factor in overall returns with the small capitalization Russell 2000 Growth Index being the best performer. Even within individual indices the smallest stocks did the best, with the smallest 25% of stocks returning on average considerably more than all other stocks in the index. Stocks generally considered to be of poor quality, e.g., those with low returns on equity, also outperformed during the year.

Factors Affecting the Portfolio's Performance

The Roszel/Delaware Small-Mid Cap Growth Portfolio was also up considerably during the year, but overall returns trailed those of the benchmark Russell 2500 Growth Index. The Portfolio's returns were hurt on a relative basis by poor stock selection in the Financial and Technology sectors as well as being underexposed to the type of stocks that performed best; those with the smallest market capitalizations and poorest earnings and balance sheet quality.

Among individual stocks, Coach was the biggest positive contributor to performance as it was up substantially as it reported strong earnings and sales gains throughout the period. Housing stocks also did well during the year as home building surged in response to low interest rates. DR Horton was one of the housing stocks in the portfolio that benefited from the strong housing market. Technology stocks also did well based on the belief that capital spending would soon improve. Cymer was one of the portfolio's best performing technology stocks.

CV Therapeutics was one of the biggest negative contributors to performance during the period as it declined after receiving disappointing news concerning its developmental drug for angina. We reduced our holdings in the stock as a result of this development. Cerner Corp was another significant negative contributor after it lowered its earnings expectations. We exited from Cerner Corp early in the year as a result of this news.

In summary, the market's strength over the past year has given hope that the long bear market may finally be at an end. We are encouraged by the favorable outlooks that have been issued by many companies, and have shifted some funds towards those companies that should benefit the most from an overall economic rebound. It is our feeling that gains will not be concentrated in any one sector, but rather spread over the leaders in various sectors of the market. We remain committed to finding and holding those companies with solid competitive advantages that should be able to thrive in this environment.

The preceding commentary was prepared by the Portfolio's investment manager, Delaware Management Company.

The discussion above covers Portfolio activity from March 3, 2003 through December 31, 2003. As we noted in our June 30, 2003 semi-annual report to shareholders, Delaware Management Company assumed responsibility for sub-advising this Portfolio from Neuberger Berman on March 3, 2003 and the Portfolio's name was changed from Roszel/Neuberger Berman Small Cap Growth Portfolio to Roszel/Delaware Small-Mid Cap Growth Portfolio. Neuberger Berman was replaced as sub-advisor because of the complete turnover of the investment team responsible for management of the Portfolio.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	36.26%	2.53%
Russell 2500 Growth Index††	46.31%	18.03%
Russell 2000 Growth Index	48.54%	16.25%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

††	As of March 3, 2003 Delaware Management Company assumed responsibility for sub-advising this Portfolio and the Portfolio's name was changed from Roszel/Neuberger Berman Small Cap Growth Portfolio to Roszel/Delaware Small-Mid Cap Growth Portfolio. The benchmark was changed to the Russell 2500 Growth Index to reflect the inclusion of mid-cap equity securities in the Portfolio.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Fisher Scientific International, Inc.	3.2%
Coach, Inc.	2.9
Cheesecake Factory, Inc.	2.9
Gentex Corp.	2.7
PartnerRe Ltd.	2.6
Petsmart, Inc.	2.3
Martek Biosciences Corp.	2.1
Henry (Jack) & Associates, Inc.	2.0
Cumulus Media, Inc. (Class A)	1.9
Cymer, Inc.	1.9
Total	24.5%

Top Ten Industries**	Percentage of Net Assets
Biotechnology	7.6%
Banks	6.8
Health Care Equipment & Services	6.5
Media	6.0
Insurance	5.7
Semiconductor Equipment	5.2
Restaurants	4.8
Specialty Stores	4.4
Diversified Financials	4.0
Pharmaceuticals	3.7
Total	54.7%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Delaware Small-Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—95.5%
Air Freight & Couriers—1.4%
UTI Worldwide, Inc.	900	$34,137
Apparel Retail—2.9%
Coach, Inc. *	1,900	71,725
Application Software—0.6%
Red Hat, Inc. *	800	15,016
Automobiles—1.0%
Group 1 Automotive, Inc. *	700	25,333
Banks—6.8%
City National Corp.	600	37,272
Cullen/Frost Bankers, Inc.	900	36,513
Downey Financial Corp.	700	34,510
Sovereign Bancorp, Inc.	900	21,375
Webster Financial Corp.	800	36,688
		166,358
Biotechnology—7.6%
Exelixis, Inc. *	2,100	14,868
Martek Biosciences Corp. *	800	51,976
Nektar Therapeutics, Inc. *	3,000	40,830
Neurocrine Biosciences, Inc. *	700	38,178
Protein Design Labs, Inc. *	2,300	41,170
		187,022
Building Products—1.4%
D.R. Horton, Inc.	800	34,608
Casinos & Gaming—1.7%
Wynn Resorts Ltd. *	1,500	42,015
Catalog Retail—1.5%
MSC Industrial Direct Co., Inc.	1,300	35,750
Commercial Services & Supplies—3.2%
Advisory Board Co. *	700	24,437
Career Education Corp. *	400	16,028
Monster Worldwide, Inc. *	700	15,372
Resources Connection, Inc. *	800	21,848
		77,685
Construction & Engineering—1.2%
WCI Communities, Inc. *	1,400	28,854
Diversified Financials—4.0%
Cash America International, Inc.	1,500	31,770
Doral Financial Corp.	600	19,368
IndyMac Bancorp, Inc.	800	23,832
RenaissanceRe Holdings Ltd.	500	24,525
		99,495
Diversified Telecommunication Services—0.9%
West Corp. *	1,000	23,230
Electrical Equipment—3.4%
Mettler Toledo International, Inc. *	900	37,989
Power Integrations, Inc. *	700	23,422
Varian Semiconductor Equipment Associates, Inc. *	500	21,845
		83,256
Electronic Equipment & Instruments—2.7%
Gentex Corp.	1,500	66,240
Food Products—0.9%
American Italian Pasta Co. *	500	$20,950
General Merchandise Stores—1.6%
Dollar Tree Stores, Inc. *	1,300	39,078
Health Care Equipment & Services—6.5%
Align Technology, Inc. *	700	11,564
Beckman Coulter, Inc.	500	25,415
Coventry Health Care, Inc. *	500	32,245
Fisher Scientific International, Inc. *	1,900	78,603
ImClone Systems, Inc. *	300	11,898
		159,725
Hotels—2.1%
Extended Stay America, Inc.	2,200	31,856
Four Seasons Hotels, Inc.	400	20,460
		52,316
Household Durables—1.5%
KB HOME	500	36,260
Insurance—5.7%
HCC Insurance Holdings, Inc.	800	25,440
IPC Holdings Ltd.	300	11,682
PartnerRe Ltd.	1,100	63,855
W.R. Berkley Corp.	1,150	40,192
		141,169
Internet Software & Services—3.6%
Akamai Technologies , Inc. *	2,200	23,650
Digital Insight Corp. *	1,000	24,900
Getty Images, Inc. *	800	40,104
		88,654
IT Consulting & Services—1.1%
Ask Jeeves, Inc. *	1,500	27,180
Media—6.0%
Cumulus Media, Inc. (Class A) *	2,100	46,200
Gray Television, Inc.	3,000	45,360
Mediacom Communications Corp. *	2,900	25,143
Westwood One, Inc. *	900	30,789
		147,492
Networking Equipment—0.9%
Brocade Communications Systems, Inc. *	3,700	21,386
Oil & Gas Drilling—1.1%
Pride International, Inc. *	800	14,912
Rowan Cos., Inc. *	500	11,585
		26,497
Pharmaceuticals—3.7%
Abgenix, Inc. *	1,600	19,936
Andrx Group *	500	12,020
Medicis Pharmaceutical Corp. (Class A)	600	42,780
XOMA, Ltd. *	2,600	17,160
		91,896

See Notes to Financial Statements.

MLIG Variable Insurance Trust— Roszel/Delaware Small-Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Restaurants—4.8%
Cheesecake Factory, Inc. *	1,600	$70,448
Krispy Kreme Doughnuts, Inc. *	900	32,940
PF Chang's China Bistro, Inc. *	300	15,264
		118,652
Semiconductor Equipment—5.2%
Cymer, Inc. *	1,000	46,190
Emulex Corp. *	900	24,012
Integrated Circuit Systems, Inc. *	800	22,792
Micrel, Inc. *	2,300	35,834
		128,828
Semiconductors—1.0%
Skyworks Solutions, Inc. *	2,700	23,490
Specialty Stores—4.4%
Petsmart, Inc.	2,400	57,120
Tuesday Morning Corp. *	900	27,225
Williams-Sonoma, Inc. *	700	24,339
		108,684
Systems Software—2.0%
Henry (Jack) & Associates, Inc.	2,400	49,392
Telecommunications Equipment—2.2%
CIENA Corp. *	3,400	22,576
Tekelec *	2,100	32,655
		55,231
Trucking—0.9%
Swift Transportation Co., Inc. *	1,000	21,020
Total Common Stocks
(Cost—$1,808,571)		2,348,624

	Principal Amount	Value
Short-Term Securities—5.9%
Repurchase Agreement **—5.9%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $146,008 (Cost—$146,003)	$146,003	$146,003
Total Investments—101.4%
(Cost—$1,954,574)		2,494,627
Other Liabilities in Excess of Assets—(1.4)%		(34,441)
Net Assets—100.0%		$2,460,186

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The first two-and-a-half months of 2003, which saw a continuation of the previous year's bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. Overall, 2003 proved to be a reversal of 2002, in that all sectors in the MSCI EAFE Index rose in 2003, in comparison to the across-the-board falls of 2002. In addition, the technology sector, which led 2002's decline, proved to be 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

Factors Affecting the Portfolio's Performance

The Portfolio generated strong gains in the financial sector, as capital markets-oriented companies benefited from rising markets and the fading of the research scandals of 2002. The Portfolio's energy holdings also performed well, as oil prices have remained at historically high levels. In addition, the weakness in the U.S. Dollar versus most major currencies bolstered returns for the Dollar-based investor, in contrast to recent years when currency movements depressed the returns of investments outside the U.S. The Portfolio's sole industrial holding rose strongly, but the relatively low weight in this economically sensitive group detracted from returns versus the index. In addition, the Portfolio's substantial allocation to the consumer staples sector (which had added significant value throughout the bear market) hurt returns in 2003, as investors sought out more economically sensitive companies amid expectations for a robust recovery.

In the past, market recoveries have frequently seen a period during which lower-quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company's ability to generate strong returns on its capital. We remain confident in our Portfolio's holdings, as they feature this sort of history of strong financial productivity, which over the long term is a key determinant of a stock's performance.

The preceding commentary was prepared by the Portfolio's investment manager, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Lazard International Portfolio	29.12%	9.95%
MSCI EAFE Index	39.17%	12.31%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Cadbury Schweppes plc, ADR	4.3%
Total SA, ADR	4.3
Vodafone Group plc, ADR	4.2
Unilever plc, ADR	4.1
Diageo plc, ADR	4.1
Barclays plc, ADR	4.0
GlaxoSmithKline plc, ADR	4.0
UBS AG (Registered)	3.9
HSBC Holdings plc, ADR	3.9
Heineken NV, ADR	3.9
Total	40.7%

**	Excluding short-term investments and/or cash equivalents.

Holdings by Industry
(As a Percentage of Net Assets)

**	Other includes industries which represent less than 3.7% (Telecommunications Equipment, Electric Utilities, Office Electronics, Household Products, Industrial Conglomerates, Insurance, Food Retail).

MLIG Variable Insurance Trust— Roszel/Lazard International Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—98.2%
Denmark—2.1%
Danske Bank A/S, ADR	3,200	$75,078

Finland—3.6%
Nokia Oyj, ADR	7,800	132,600

France—11.7%
Aventis SA, ADR	1,250	82,825
AXA, ADR	3,500	75,145
Societe Generale, ADR	6,300	111,510
Total SA, ADR	1,700	157,267
		426,747
Germany—2.1%
Siemens AG, ADR	950	75,943

Ireland—3.1%
Allied Irish Banks plc, ADR	3,600	114,300

Italy—5.2%
ENI—Ente Nazionale Idrocarburi SpA, ADR	1,250	118,725
Sanpaolo IMI SpA, ADR	2,700	70,011
		188,736
Japan—5.8%
Canon, Inc., ADR	2,300	109,572
Kao Corp., ADR	500	101,708
		211,280
Netherlands—9.2%
ABN AMRO Holding NV, ADR	3,100	72,788
Heineken NV, ADR	3,700	140,897
Royal Dutch Petroleum Co. (NY Registered Shares)	2,300	120,497
		334,182
Spain—3.3%
Endesa SA, ADR	6,300	120,330

Switzerland—18.3%
Compagnie Financiere Richemont AG, ADR	2,900	69,642
Credit Suisse Group, ADR	2,000	72,660
Nestle SA, ADR (Registered)	1,800	112,432
Novartis AG, ADR	2,500	114,725
Roche Holding AG, ADR	800	80,640
Swiss Reinsurance Co., ADR	1,100	74,267
UBS AG (Registered)	2,100	142,779
		667,145
United Kingdom—33.8%
Barclays plc, ADR	4,000	$145,400
BP plc, ADR	2,400	118,440
Cadbury Schweppes plc, ADR	5,300	158,417
Diageo plc, ADR	2,800	148,008
GlaxoSmithKline plc, ADR	3,100	144,522
HSBC Holdings plc, ADR	1,800	141,876
Tesco plc, ADR	5,300	73,365
Unilever plc, ADR	4,000	150,400
Vodafone Group plc, ADR	6,100	152,744
		1,233,172
Total Common Stocks
(Cost—$2,929,092)		3,579,513

	Principal Amount
Short-Term Securities—7.1%
Repurchase Agreement *—7.1%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $257,772 (Cost—$257,763)	$257,763	257,763
Total Investments—105.3%
(Cost—$3,186,855)		3,837,276
Other Liabilities in Excess of Assets—(5.3)%		(191,783)
Net Assets—100.0%		$3,645,493

*	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Credit Suisse International Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The period was a positive one for most stock markets around the world. While markets initially struggled, due largely to shifting perceptions of how a war with Iraq might proceed, they began to recover in late March on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy – and by extension, the global economy – also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package in the U.S., and an upturn in leading economic indicators in the U.S., Europe and Asia. By the end of the period, the various stimulus tools appeared to be paying off, with third-quarter GDP growth in the U.S. exceeding expectations.

For dollar-based investors, returns were enhanced by a strengthening in the Euro and Japanese yen vs. the U.S. dollar, although the rise in these currencies hampered the stocks of certain Japanese and European exporting companies late in the period.

Factors Affecting the Portfolio's Performance

For the twelve months ended December 31, 2003, Roszel/Credit Suisse International Portfolio had a gain of 33.80%, vs. an increase of 39.17% for the Morgan Stanley Capital International ("MSCI") EAFE Index.

The Portfolio participated in the global rally but underperformed its benchmark. Factors that hindered the Portfolio's relative return included its underweighting in or avoidance of certain Australian and non-Japan Asian stocks that had strong rallies. The Portfolio's underexposure to the euro during much of the period also hampered its performance. On the positive side, stock selection in Japan was a positive for the Portfolio, as it was in Europe as a whole.

Our general view is that the quality and consistency of earnings will matter more to investors in 2004 (stocks of less profitable companies generally outperformed in 2003). Though we are not inclined to take a defensive stance at present, we will continue to adhere to our "fair value" stock-selection discipline, with a focus on our perception of profitable companies with sustainable earnings-growth potential.

On the currency front, we think that the dollar could continue to weaken, but at a slower pace. The recent strength in the yen and euro could hamper major exporters to the U.S. (partly because of that, we are maintaining a modest underweighting in Japan for now.) Still, we will look for opportunities to purchase exporter stocks at attractive valuations.

We like the industrial area and we are seeking to take an overweighting in this sector. We believe that a number of industrial companies could benefit from a rise in capital expenditures over the next year, as capex spending replaces the consumer as the main economic pillar.

We were roughly neutrally weighted in the materials sector, but intend to scale back our exposure over the intermediate term. Rising commodity prices have supported many materials stocks; however, we think that much optimism is now priced into these shares, and that specific commodities are nearing price peaks. One exception may be paper, and we remain overweighted in that subsector. In the financial sector, where we are underweighted, we have been gradually shifting away from retail banks in favor of companies with more exposure to the capital markets.

Finally, despite the now prolonged outperformance of emerging stock markets vs. developed markets, we continue to have a generally positive view on the group. Certain areas remain attractively valued in our view, especially considering that emerging markets tend to be highly and positively correlated with growth in the United States.

The preceding commentary was prepared by the Portfolio's investment manager, Credit Suisse Asset Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Credit Suisse International Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Credit Suisse International Portfolio	33.80%	12.48%
MSCI EAFE Index	39.17%	12.31%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
ING Groep NV, ADR	3.4%
HSBC Holdings plc, ADR	3.3
Societe Generale, ADR	3.0
BNP Paribas, ADR	3.0
Mitsubishi Corp., ADR	2.9
Nitto Denko Corp.	2.9
UBS AG (Registered)	2.8
VNU NV, ADR	2.7
BP plc, ADR	2.7
Omron Corp., ADR	2.7
Total	29.4%

**	Excluding short-term investments and/or cash equivalents.

Holdings By Industry
(As a Percentage of Net Assets)

**	Other includes industries which represent less than 3.9% (Electric Utilities, Diversified Telecommunication Services, Trading Companies & Distributors, Paper & Forest Products, Semiconductors, Beverages, Telecommunication Equipment, Office Electronics and other Liabilities in Excess of Assets).

MLIG Variable Insurance Trust— Roszel/Credit Suisse International Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—100.4%
Brazil—3.8%
Companhia Vale do Rio Doce, ADR	1,020	$52,540
Petroleo Brasileiro SA, ADR	2,590	75,732
		128,272
Finland—3.9%
Nokia Oyj, ADR	2,980	50,660
Stora Enso Oyj, ADR	6,024	81,685
		132,345
France—11.6%
BNP Paribas, ADR	3,233	101,786
France Telecom SA, ADR	2,287	65,385
Lagardere S.C.A., ADR	1,181	68,182
LVMH Moet Hennessy Louis Vuitton SA, ADR	4,020	58,515
Societe Generale, ADR	5,753	101,828
		395,696
Germany—8.9%
BASF AG, ADR	1,089	60,712
DaimlerChrysler AG	1,011	46,728
E.On AG, ADR	1,114	72,900
Infineon Technologies AG, ADR *	2,435	33,384
Siemens AG, ADR	1,143	91,372
		305,096
Hong Kong—1.2%
Hutchison Whampoa Ltd.	1,100	40,480
Ireland—1.9%
Bank of Ireland, ADR	1,170	64,280
Italy—2.5%
ENI SpA, ADR	909	86,337
Japan—18.2%
Canon, Inc., ADR	1,031	49,117
Honda Motor Co., Ltd., ADR	2,523	56,767
Kyocera Corp., ADR	770	51,590
Mitsubishi Corp., ADR	4,716	99,979
Nissan Motor Co., Ltd., ADR	2,250	50,535
Nitto Denko Corp., ADR	185	98,395
NTT DoCoMo, Inc., ADR	3,000	68,700
Omron Corp., ADR	4,580	92,951
Orix Corp., ADR	1,325	54,060
		622,094
Mexico—3.1%
America Movil SA, ADR	1,970	53,860
Telefonos de Mexico SA de CV, ADR	1,565	51,692
		105,552
Netherlands—8.1%
ABN AMRO Holding NV, ADR	2,790	65,509
ING Groep NV, ADR	5,015	117,401
VNU NV, ADR	2,970	93,843
		276,753
Singapore—3.3%
DBS Group Holdings Ltd., ADR	1,810	62,535
United Overseas Bank, Ltd., ADR	3,260	50,677
		113,212
South Korea—1.6%
POSCO, ADR	1,635	$55,541
Spain—1.7%
Endesa SA, ADR	3,060	58,446
Sweden—1.4%
SKF AB, ADR	1,240	47,430
Switzerland—9.2%
Nestle SA, ADR (Registered)	1,242	77,578
Novartis AG, ADR	1,452	66,633
UBS AG (Registered)	1,395	94,846
Zurich Financial Services AG, ADR *	5,186	73,641
		312,698
Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR *	3,405	34,867
United Kingdom—19.0%
AstraZeneca plc, ADR	1,855	89,745
BP plc, ADR	1,895	93,518
Cadbury Schweppes plc, ADR	2,210	66,057
Diageo plc, ADR	1,053	55,662
GlaxoSmithKline plc, ADR	1,770	82,517
HSBC Holdings plc, ADR	1,445	113,895
Reed Elsevier plc, ADR	1,753	59,076
Vodafone Group plc, ADR	3,475	87,014
		647,484
Total Common Stocks
(Cost—$2,747,051)		3,426,583

	Principal Amount
Short-Term Securities—4.2%
Repurchase Agreement **—4.2%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $144,796 (Cost—$144,791)	$144,791	144,791
Total Investments—104.6%
(Cost—$2,891,842)		3,571,374
Other Liabilities in Excess of Assets—(4.6)%		(157,680)
Net Assets—100.0%		$3,413,694

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

As 2003 drew to a close, it appeared that the economy had begun to emerge from the trough it fell into during early 2000. In combination, the bursting of the tech investment bubble in 2000 and events leading to and including the war in Iraq in 2003, delivered a devastating one-two punch to the U.S. economy. The response from the U.S. administration and the central bank has been to apply significant stimulus: from the fiscal perspective, enough spending and tax cuts to result in a $500 billion deficit, and from the Federal Reserve Board (the Fed), the lowest interest rates in the modern era.

Given its concerns about a Japanese style deflation, the Fed transitioned during the first half of 2003 from an inflation fighter to a deflation fighter. The economic challenges it confronted included global excess manufacturing capacity, residual unproductive investments from the tech bubble, and slow-to-respond employment growth.

Returns from the major sectors were divergent in 2003. Treasury rates ended the year well higher than the mid-year lows as reported economic data indicated that the pace of recovery quickened and the prospect of an eventual Fed tightening emerged. Corporate bonds improved throughout the year as reportedly growth picked up, balance sheets improved and productivity increased. Agency debt also reportedly provided marginally higher returns based on higher and, for the period, stable yields. Compared to the other sectors, mortgage-backed securities, however, fared worse, as valuations were stretched in an environment of high prepayments and rising volatility.

Factors Affecting the Portfolio's Performance

There were several overriding focal points in implementing the Portfolio's investment strategies during 2003. First, the Portfolio's exposure to mortgage-backed securities was less than what would normally be maintained. Next, the Portfolio was positioned with a portfolio-wide concentration in short-term and long-term maturities (a "curve flattening" structure). Finally, incremental investments were made in U.S. Agency debt instruments to add yield and exposure to non-Treasury products to the Portfolio.

After the Fed lowered the interest rates late in the summer, yields on non-Treasury securities rose dramatically. It seemed that investors were concerned that the decision to lower the Fed Funds Rate by only 25 basis points signaled the end of the easing cycle, if not foreshadowed the onset of credit tightening. We took advantage of then-attractive yields to add agency debentures to the Portfolio. That action benefited performance as yields of those securities improved relative to Treasuries.

As of December 31, 2003, many of the Portfolio decisions within the mortgage sector, were positive. Despite valuations that were expensive from a historical perspective, the sector performed well for much of the year. We maintained a composition that improved Portfolio returns by holding Government National Mortgage Association exposure down. Moreover, 15-year securities were added to the portfolio in the second half as a hedge against extension risk.

The maturity or term structure of the Portfolio has been positioned for some time to benefit from a flattening of the yield curve. Our expectation was that, as monetary policy became less accommodative, short-term interest rates would rise faster than long-term interest rates. In fact, although the Fed has not yet begun to raise interest rates, the markets' expectation of such an action pushed interest rates higher at the end of the period, allowing the Portfolio to benefit from a flattening yield curve.

The U.S. economy is enjoying the benefits of the fiscal and monetary stimulus: as reported, the economy is recovering, prices are stabilizing and joblessness is diminishing. Should these trends continue, and we think they should, the implication for the bond market is ultimately for higher rates. When this occurs is another matter entirely. We believe it is unlikely that the Fed will tighten its monetary policy until inflation or persistent rapid growth is a certainty, given the grave repercussions of deflation for a debtor nation.

Our strategic response to this environment will sound familiar. As we believe mortgage valuations are rich, we will keep allocations for the Portfolio light. As interest rates rise, we are poised to rotate mortgages in the portfolio to those with higher coupons. With respect to investments in Agency securities, we believe Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are too vital to the economy and the housing market to have their functionality handcuffed. Moreover, in our view, it would especially be hard to do so in an election year.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Lord Abbett Government Securities Portfolio	1.79%	5.00%
Merrill Lynch U.S. Government Master Bond Index	2.36%	6.45%
Merrill Lynch U.S. Domestic Master Bond Index	4.12%	7.14%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.50% due 11/1/33	13.4%
U.S. Treasury Bonds 5.25% due 2/15/29	9.8
Federal Home Loan Mortgage Corp., TBA 6.00% due 1/15/33	8.8
U.S. Treasury Notes 6.50% due 2/15/10	7.7
Federal Home Loan Mortgage Corp. 5.00% due 5/1/18	6.2
Federal Home Loan Mortgage Corp., TBA 4.50% due 1/15/18	5.4
Federal Home Loan Mortgage Corp., TBA 5.50% due 1/15/16	3.8
Federal National Mortgage Assn. 6.63% due 11/15/30	3.7
Federal National Mortgage Assn. 4.75% due 2/21/13	3.2
Federal Home Loan Mortgage Corp. 7.50% due 6/15/06	2.8
Total	64.8%

Asset Mix by Issuer**	Percentage of Fixed Income Investments
U.S. Government Agency Bond	82.7%
U.S. Treasury Securities	17.3
Total	100.0%

** Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust— Roszel/Lord Abbett Government Securities Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
Fixed Income Investments—94.8%
U.S. Government—17.5%
U.S. Treasury Bond
5.25% due 2/15/29	AAA	$1,235,000	$1,245,902
U.S. Treasury Note
6.50% due 2/15/10	AAA	845,000	981,916
			2,227,818
U.S. Government Agencies—77.3%
Federal Home Loan Mortgage Corp.
5.00% due 5/1/18	AAA	772,744	787,666
6.00% due 6/1/08	AAA	79,552	81,726
6.00% due 4/1/17	AAA	128,131	134,391
6.00% due 9/1/17	AAA	130,244	136,607
6.00% due 2/15/21	AAA	139,645	140,614
6.25% due 10/15/07	AAA	13,996	14,088
6.50% due 8/1/32	AAA	17,749	18,593
7.00% due 8/15/07	AAA	14,181	14,188
7.00% due 11/01/32	AAA	239,467	253,368
7.50% due 6/15/06	AAA	360,044	359,849
Federal Home Loan Mortgage Corp., Floating Rate *
1.84% due 12/15/22	AAA	20,750	20,789
2.86% due 8/15/08	AAA	135,871	135,832
Federal Home Loan Mortgage Corp., Gold Pool
5.00% due 5/1/18	AAA	99,990	101,921
5.00% due 11/1/18	AAA	239,117	243,891
5.50% due 9/1/18	AAA	219,851	228,087
7.00% due 8/1/31	AAA	24,007	25,401
7.00% due 3/1/32	AAA	73,160	77,407
Federal Home Loan Mortgage Corp., TBA
4.50% due 1/15/18	AAA	690,000	689,785
5.50% due 1/15/16	AAA	473,000	489,999
6.00% due 1/15/33	AAA	1,080,000	1,115,775
Federal National Mortgage Assn.
4.75% due 2/21/13	AAA	415,000	408,576
5.50% due 12/25/08	AAA	235,253	238,749
5.50% due 4/1/17	AAA	40,876	42,406
5.50% due 11/1/33	AAA	885,078	896,950
6.00% due 10/25/08	AAA	77,341	77,895
6.00% due 4/15/22	AAA	16,651	16,639
6.00% due 9/1/32	AAA	13,625	14,090
6.13% due 3/15/12	AAA	60,000	66,827
6.50% due 7/1/30	AAA	271,621	284,111
6.50% due 8/1/32	AAA	309,456	323,686
6.50% due 1/1/33	AAA	228,000	238,484
6.63% due 11/15/30	AAA	410,000	466,123
7.00% due 2/25/04	AAA	16,590	16,602
7.25% due 1/15/10	AAA	150,000	176,855
Federal National Mortgage Assn., Floating Rate *
1.59% due 3/25/09	AAA	251,835	252,691
1.66% due 8/25/07	AAA	270,739	271,901
2.76% due 5/25/08	AAA	$125,316	$124,384
3.75% due 1/25/22	AAA	38,489	39,029
Government National Mortgage Assn.
7.00% due 2/15/31	AAA	5,712	6,087
Government National Mortgage Assn., TBA
5.50% due 1/15/33	AAA	800,000	813,250
			9,845,312
Total Fixed Income Investments
(Cost—$12,062,934)			12,073,130

Short-Term Securities—16.1%
Discount Notes—16.1%
Federal Farm Credit Bank
0.96% due 1/12/04		1,000,000	999,707
Federal Home Loan Bank
0.75% due 1/2/04		1,041,000	1,040,978
			2,040,685
Repurchase Agreement **—0.0%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $906 (Cost—$906)		906	906
Total Short-Term Securities
(Cost—$2,041,591)			2,041,591
Total Investments—110.9%
(Cost—$14,104,525)			14,114,721
Other Liabilities in Excess of Assets—(10.9)%			(1,385,778)
Net Assets—100.0%			$12,728,943

†	Unaudited.

*	Floating rate security-rate disclosed is as of December 31, 2003.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary: TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Interest rates moved modestly higher throughout 2003. Rates rose less than one half of one percent along most of the yield curve for the year. There was substantial volatility, though, throughout the year. Interest rates dropped dramatically early in the year as the situation in Iraq dominated the news. Geopolitical disruptions tend to hurt U.S. stock markets and help U.S. bond markets as investors move money to safe havens like U.S. Treasury securities. Yields continued to trend lower and eventually hit an all-time low in June as expectations of continued accommodative monetary policy and historically low inflation ruled the day. The ten-year Treasury closed at a record low on June 13 with a yield of 3.11%.

The bond market was disappointed, though, in late June when the Federal Open Market Committee (FOMC) decided to cut the Fed Funds Rate by only 25 basis points to 1.00%. Markets had expected, and priced in, a more aggressive 50 basis point rate cut. As a result, intermediate and long-term interest rates rose nearly 1.50% over the subsequent six weeks. The rate rise became a self-fulfilling prophecy as bond fund managers were forced to sell longer maturity bonds to keep their average duration constant. The duration in bond portfolios holding mortgage-backed securities (MBS) was getting longer as the MBS principal prepayment rate slowed as interest rates rose. Corporate bond yield spreads (the yield premium associated with these bonds) dropped to very narrow levels during this period as economic expectations rose due to the FOMC stance accompanied by an economic relief package announced in Washington.

An extremely strong U.S. economic annual growth rate for the third quarter of the year drove interest rates much higher from the lows of June. The third quarter annualized Gross Domestic Product (GDP) was reported at a growth rate of 8.2%, the highest since 1983. Though this rate was assumed unsustainable, it was a strong economic indicator nonetheless. Interest rates remained stable, though, toward the end of the year as the "jobless" component of the economic recovery dominated investor sentiment. The strong growth rates in the economy were achieved by corporations through efficiency with their existing work force and without substantial hiring. While the unemployment rate trended lower throughout the second half of the year, it still ended the year at a relatively high rate of 5.7%.

Factors Affecting the Portfolio's Performance

As 2003 began, we at MLIM considered the probability of interest rates rising much higher than the probability of interest rates falling. Significant economic stimulus appeared poised to fuel a considerable economic recovery after three years of a lackluster economy and falling stock market averages. Our portfolio strategy was one of preservation of principal given this outlook. This economic recovery was put on hold, though, due to our military involvement in the Middle East. All significant spending and investing, especially by businesses, was put on hold as troops were deployed in and around Iraq. Investors thus continued to choose fixed income securities (especially U.S. Treasury securities) over equity investments while military uncertainty remained. The Portfolio was not positioned for this phenomenon and thus underperformed in the early part of the year. The Portfolio was concentrated in the short end of the yield curve with an underweight position in the Treasury sector given our outlook for higher interest rates driven by economic improvement.

During the huge fixed-income market sell-off over the summer, the portfolio outperformed relative to its benchmark as we had maintained our conservative, defensive posture throughout. Most, if not all, of the Portfolio's under-performance for the entire year was realized during the first six months of the year. The Portfolio fared well relative to the benchmark in the third and fourth quarters of the year as rates drifted higher due to better economic expectations.

Given the portfolio's shorter duration structure throughout the year, we made up lost yield by concentrating on corporate bonds and mortgage-backed securities. The corporate bond sector performed the best as economic improvement became inevitable. Lower quality investment grade bonds (especially BBB rated), and non-investment grade (high yield) bonds did extremely well in 2003. Though the portfolio was overweight in the corporate bond sector, we buy only A-rated bonds and higher. The portfolio's relative performance, thus, suffered since our benchmark has roughly 11% invested in BBB rated corporate bonds. Changes to the portfolio throughout the year were done to increase yield in the corporate bond sector and reinvest interest and principal payments in the mortgage-backed sector.

The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/MLIM Fixed-Income Portfolio	2.37%	3.42%
Merrill Lynch U.S. Domestic Master Bond Index	4.12%	7.14%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
U.S. Treasury Notes 4.38% due 05/15/07	4.4%
U.S. Treasury Notes 4.00% due 11/15/12	4.1
Federal National Mortgage Assn. 4.50% due 04/01/18	3.8
Federal National Mortgage Assn. 6.00% due 01/01/33	3.3
Federal National Mortgage Assn. 7.00% due 05/01/32	3.1
U.S. Treasury Notes 4.75% due 11/15/08	3.0
Federal National Mortgage Assn. 3.25% due 01/15/08	2.8
Household Finance Corp. 5.88% due 02/01/09	2.4
Federal Home Loan Bank 4.63% due 04/15/05	2.4
Alcoa , Inc. 5.38% due 01/15/13	2.3
Total	31.6%

S&P Ratings*	Percentage of Fixed Income Investments
AAA - A	30.3%
BBB - B	1.7
U.S. Government & Agencies Obligations	68.0
Total	100.0%

**	Excluding short-term investments and/or cash equivalents.

MLIG Variable Insurance Trust—
Roszel/MLIM Fixed-Income Portfolio
Schedule of Investments as of December 31, 2003

	S&P Ratings†	Principal Amount	Value
Fixed Income Investments—85.8%
Banks—3.7%
Bank of America Corp. 5.25% due 02/01/07	A+	$250,000	$267,366
Wells Fargo & Co. 3.50% due 04/04/08	A+	400,000	401,277
			668,643
Computer Hardware—1.5%
International Business Machines Corp. 5.38% due 02/01/09	A+	250,000	269,605
Diversified Financials—12.5%
CIT Group, Inc. 5.50% due 11/30/07	A	250,000	267,669
Countrywide Home Loans, Inc. 5.50% due 08/01/06	A	250,000	267,040
Ford Motor Credit Co. 6.70% due 07/16/04	BBB–	250,000	256,423
Goldman Sachs Group, Inc. 4.13% due 01/15/08	A+	400,000	410,121
Household Finance Corp. 5.88% due 02/01/09	A	400,000	434,386
International Lease Finance Corp. 6.38% due 03/15/09	AA–	250,000	275,406
National Rural Utilities Cooperative Finance Corp. 6.00% due 05/15/06	A+	300,000	323,525
			2,234,570
Diversified Telecommunication Services—1.5%
SBC Communications, Inc. 5.88% due 08/15/12	A+	250,000	265,441
General Merchandise Stores—3.1%
Target Corp. 6.35% due 01/15/11	A+	250,000	278,969
Wal-Mart Stores, Inc. 5.45% due 08/01/06	AA	250,000	269,150
			548,119
Insurance—1.4%
American General Finance Corp. 5.38% due 10/01/12	A+	250,000	257,795
Metals & Mining—2.3%
Alcoa, Inc. 5.38% due 01/15/13	A–	400,000	417,873
Pharmaceuticals—1.5%
Bristol-Myers Squibb Co. 4.75% due 10/01/06	AA	250,000	264,363
U.S. Government—19.4%
U.S. Treasury Notes
2.13% due 10/31/04	AAA	250,000	251,943
2.25% due 07/31/04	AAA	350,000	352,420
2.88% due 06/30/04	AAA	250,000	252,285
4.00% due 11/15/12	AAA	750,000	742,793
4.38% due 05/15/07	AAA	$750,000	$794,209
4.63% due 05/15/06	AAA	260,000	275,559
4.75% due 11/15/08	AAA	500,000	535,274
6.63% due 05/15/07	AAA	250,000	282,940
			3,487,423
U.S. Government Agencies—38.9%
Federal Home Loan Bank
4.63% due 04/15/05	AAA	420,000	437,049
5.13% due 03/06/06	AAA	250,000	265,978
Federal Home Loan Mortgage Corp.
5.13% due 07/15/12	AAA	350,000	365,586
5.50% due 12/01/17	AAA	301,832	313,140
Federal National Mortgage Assn.
3.25% due 01/15/08	AAA	500,000	501,332
3.50% due 09/15/04	AAA	250,000	253,920
3.88% due 03/15/05	AAA	250,000	257,306
4.50% due 04/01/18	AAA	686,883	688,459
5.00% due 02/01/18	AAA	370,329	377,950
5.25% due 01/15/09	AAA	350,000	376,685
5.50% due 11/01/17	AAA	543,111	563,442
6.00% due 07/01/17	AAA	34,804	36,531
6.00% due 09/01/17	AAA	237,688	249,483
6.00% due 11/01/32	AAA	216,163	223,547
6.00% due 01/01/33	AAA	565,554	584,873
6.00% due 02/01/33	AAA	382,408	395,471
6.50% due 06/01/16	AAA	43,665	46,308
6.50% due 06/01/17	AAA	21,543	22,847
6.63% due 10/15/07	AAA	240,000	270,626
7.00% due 05/01/32	AAA	532,791	564,156
Government National Mortgage Assn.
6.50% due 03/15/32	AAA	151,452	159,678
7.00% due 07/15/32	AAA	33,646	35,856
			6,990,223
Total Fixed Income Investments
(Cost—$15,295,605)			15,404,055
Short-Term Securities—9.1%
Repurchase Agreement *—9.1%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $1,641,812 (Cost—$1,641,754)		1,641,754	1,641,754
Total Investments—94.9%
(Cost—$16,937,359)			17,045,809
Other Assets Less Liabilities—5.1%			911,705
Net Assets—100.0%			$17,957,514

†	Unaudited.

*	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003

	Roszel/ Lord Abbett Large Cap Value Portfolio	Roszel/Levin Large Cap Value Portfolio	Roszel/MLIM Relative Value Portfolio	Roszel/Sound Large Cap Core Portfolio
Assets:
Investments, at cost	$9,076,002	$2,855,848	$13,549,165	$910,351
Investments, at value	10,939,781	3,242,058	15,696,991	966,207
Repurchase agreements, at value	280,602	147,463	573,647	83,520
Total investments, at value	11,220,383	3,389,521	16,270,638	1,049,727
Cash	—	356	—	—
Receivables:
Capital shares sold	—	—	—	51,917
Investment advisor	—	3,139	—	4,702
Dividends and interest	13,124	3,871	34,840	939
Investments sold	13,378	36,231	—	—
Prepaid expenses and other assets	663	235	824	64
Total assets	11,247,548	3,433,353	16,306,302	1,107,349
Liabilities:
Payables:
Administrative fees	4,259	3,082	4,810	2,709
Capital shares redeemed	217,127	115,841	401,476	542
Investment advisor	2,184	—	6,091	—
Investments purchased	—	38,687	—	10,464
Trustees' fees	68	20	90	6
Accrued expenses and other liabilities	21,001	19,229	20,770	19,424
Total liabilities	244,639	176,859	433,237	33,145
Net Assets	$11,002,909	$3,256,494	$15,873,065	$1,074,204
Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$853	$299	$1,333	$94
Paid-in capital	8,491,901	2,505,312	12,781,517	909,680
Accumulated undistributed investment income —net	50,792	26,803	170,514	500
Accumulated realized capital gain on
investments—net	314,982	190,407	198,228	24,554
Unrealized appreciation on
investments—net	2,144,381	533,673	2,721,473	139,376
Net Assets	$11,002,909	$3,256,494	$15,873,065	$1,074,204
Shares Outstanding	852,903	298,637	1,333,150	94,071
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.90	$10.90	$11.91	$11.42

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003 (continued)

	Roszel/ INVESCO- NAM Large Cap Core Portfolio	Roszel/ Nicholas- Applegate Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Assets:
Investments, at cost	$2,117,234	$1,422,091	$9,984,957	$3,621,723
Investments, at value	2,294,804	1,475,197	11,176,440	3,867,143
Repurchase agreements, at value	231,879	131,217	312,251	275,343
Total investments, at value	2,526,683	1,606,414	11,488,691	4,142,486
Receivables:
Capital shares sold	—	2,644	125,258	—
Investment advisor	3,362	4,278	—	2,257
Dividends and interest	1,939	1,059	12,107	4,031
Investments sold	—	49,800	—	—
Prepaid expenses and other assets	195	94	690	225
Total assets	2,532,179	1,664,289	11,626,746	4,148,999
Liabilities:
Payables:
Administrative fees	2,916	2,798	4,307	3,127
Capital shares redeemed	95,746	152	756	71,234
Investment advisor	—	—	2,961	—
Investments purchased	—	134,480	—	151,024
Trustees' fees	14	10	72	22
Accrued expenses and other liabilities	18,978	18,931	20,454	18,644
Total liabilities	117,654	156,371	28,550	244,051
Net Assets	$2,414,525	$1,507,918	$11,598,196	$3,904,948
Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$218	$135	$1,066	$345
Paid-in capital	1,965,301	1,289,181	10,142,152	3,275,641
Accumulated undistributed investment income (loss)—net	7,282	(2,214)	11,860	(1,320)
Accumulated realized capital gain (loss) on investments—net	32,275	36,493	(60,616)	109,519
Unrealized appreciation on investments—net	409,449	184,323	1,503,734	520,763
Net Assets	$2,414,525	$1,507,918	$11,598,196	$3,904,948
Shares Outstanding	218,097	135,377	1,065,707	345,110
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.07	$11.14	$10.88	$11.32

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003 (continued)

	Roszel/ Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Assets:
Investments, at cost	$4,077,854	$3,502,055	$4,306,590	$1,954,574
Investments, at value	4,818,995	3,642,497	5,090,672	2,348,624
Repurchase agreements, at value	275,846	261,326	400,685	146,003
Total investments, at value	5,094,841	3,903,823	5,491,357	2,494,627
Receivables:
Investment advisor	1,630	2,588	987	3,623
Dividends and interest	4,372	1,730	5,264	263
Investments sold	—	—	67,749	46,331
Prepaid expenses and other assets	306	227	290	142
Total assets	5,101,149	3,908,368	5,565,647	2,544,986
Liabilities:
Payables:
Administrative fees	3,313	3,104	3,325	2,957
Capital shares redeemed	163,751	19,743	398,229	63,419
Investments purchased	—	102,432	17,728	—
Trustees' fees	32	25	31	15
Accrued expenses and other liabilities	19,426	18,731	19,168	18,409
Total liabilities	186,522	144,035	438,481	84,800
Net Assets	$4,914,627	$3,764,333	$5,127,166	$2,460,186
Net Assets Consist of:
Capital Stock, $0.001 par value
(unlimited shares authorized)	$467	$336	$433	$237
Paid-in capital	3,879,574	3,075,937	3,436,037	1,977,662
Accumulated undistributed investment income (loss)—net	2,626	(2,214)	7,779	(2,215)
Accumulated realized capital gain (loss) on investments—net	14,973	288,506	498,150	(55,551)
Unrealized appreciation on investments—net	1,016,987	401,768	1,184,767	540,053
Net Assets	$4,914,627	$3,764,333	$5,127,166	$2,460,186
Shares Outstanding	466,897	335,880	433,150	236,910
Net Asset Value, offering price and redemption price per share (net assets ÷shares outstanding)	$10.53	$11.21	$11.84	$10.38

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003 (concluded)

	Roszel/ Lazard International Portfolio	Roszel/Credit Suisse International Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/MLIM Fixed-Income Portfolio
Assets:
Investments, at cost	$3,186,855	$2,891,842	$14,104,525	$16,937,359
Investments, at value	3,579,513	3,426,583	14,113,815	15,404,055
Repurchase agreements, at value	257,763	144,791	906	1,641,754
Total investments, at value	3,837,276	3,571,374	14,114,721	17,045,809
Receivables:
Capital shares sold	—	—	848,031	774,397
Investment advisor	2,470	2,753	—	—
Dividends and interest	5,421	7,028	85,765	169,285
Investments sold	—	—	1,617,919	—
Prepaid expenses and other assets	177	242	911	1,190
Total assets	3,845,344	3,581,397	16,667,347	17,990,681
Liabilities:
Payables:
Administrative fees	3,025	3,150	4,367	5,157
Capital shares redeemed	176,341	143,013	—	—
Investment advisor	—	—	1,359	5,603
Investments purchased	—	—	3,910,351	—
Trustees' fees	20	23	55	82
Bank overdraft	—	449	—	—
Accrued expenses and other liabilities	20,465	21,068	22,272	22,325
Total liabilities	199,851	167,703	3,938,404	33,167
Net Assets	$3,645,493	$3,413,694	$12,728,943	$17,957,514
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$317	$287	$1,232	$1,771
Paid-in capital	2,967,598	2,517,546	12,821,608	17,931,849
Accumulated undistributed investment income —net	25,171	47,647	4,746	2,173
Accumulated realized capital gain (loss) on investments—net	1,986	168,682	(108,839)	(86,729)
Unrealized appreciation on investments—net	650,421	679,532	10,196	108,450
Net Assets	$3,645,493	$3,413,694	$12,728,943	$17,957,514
Shares Outstanding	316,739	286,748	1,232,016	1,771,153
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.51	$11.90	$10.33	$10.14

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Levin Large Cap Value Portfolio	Roszel/MLIM Relative Value Portfolio	Roszel/ Sound Large Cap Core Portfolio
Investment Income:
Dividends	$140,213	$58,452	$291,047	$10,690
Interest	2,943	1,031	3,041	329
Less: Foreign taxes withheld	(237)	(105)	—	(13)
Total income	142,919	59,378	294,088	11,006
Expenses:
Investment advisory fees	66,722	22,967	88,600	6,451
Administrative services	45,786	35,518	50,724	31,539
Professional fees	17,109	14,913	17,984	13,999
Custodian fees	12,847	8,564	5,703	9,001
Transfer agent fees	10,000	10,000	10,000	10,000
Printing and shareholder reports	3,984	1,506	4,875	388
Offering expenses	1,218	1,218	1,218	1,218
Trustees' fees and expenses	1,314	476	1,701	130
Other	1,326	890	1,486	719
Total expenses before expense reductions	160,306	96,052	182,291	73,445
Less: Advisory fee waivers and reimbursements, if any	(68,493)	(64,445)	(60,347)	(64,567)
Less: Reductions from directed brokerage agreements, if any	(1,315)	(660)	—	—
Net expenses	90,498	30,947	121,944	8,878
Net investment income	52,421	28,431	172,144	2,128
Realized and Unrealized Gain (Loss)—Net:
Realized gain on investments—net	316,696	197,707	219,715	31,410
Change in unrealized appreciation (depreciation) on investments—net	2,031,139	549,523	2,600,603	160,791
Total realized and unrealized gain on investments—net	2,347,835	747,230	2,820,318	192,201
Net Increase in Net Assets Resulting from Operations	$2,400,256	$775,661	$2,992,462	$194,329

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003 (continued)

	Roszel/ INVESCO- NAM Large Cap Core Portfolio	Roszel/ Nicholas- Applegate Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Seneca Large Cap Growth Portfolio
Investment Income:
Dividends	$32,069	$9,542	$106,040	$27,829
Interest	754	538	2,347	908
Less: Foreign taxes withheld	—	—	—	(171)
Total income	32,823	10,080	108,387	28,566
Expenses:
Investment advisory fees	17,380	9,018	73,196	24,046
Administrative services	34,153	32,162	47,379	35,733
Professional fees	14,624	14,136	17,371	14,928
Custodian fees	5,122	6,140	2,980	3,441
Transfer agent fees	10,000	10,000	10,000	10,000
Printing and shareholder reports	1,173	516	4,411	1,484
Offering expenses	1,218	1,218	1,218	1,218
Trustees' fees and expenses	355	178	1,482	494
Other	851	746	1,354	882
Total expenses before expense reductions	84,876	74,114	159,391	92,226
Less: Advisory fee waivers and reimbursements, if any	(60,963)	(61,703)	(58,695)	(59,141)
Less: Reductions from directed brokerage agreements, if any	—	(664)	(5,786)	(4,827)
Net expenses	23,913	11,747	94,910	28,258
Net investment income (loss)	8,910	(1,667)	13,477	308
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	34,457	53,796	(22,316)	150,455
Change in unrealized appreciation (depreciation) on investments—net	455,270	206,056	1,673,007	545,949
Total realized and unrealized gain on investments—net	489,727	259,852	1,650,691	696,404
Net Increase in Net Assets Resulting from Operations	$498,637	$258,185	$1,664,168	$696,712

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003 (continued)

	Roszel/ Valenzuela Mid Cap Value Portfolio	Roszel/ Seneca Mid Cap Growth Portfolio	Roszel/NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Investment Income:
Dividends	$44,702	$12,622	$46,005	$6,462
Interest	1,543	1,007	1,236	1,202
Less: Foreign taxes withheld	(141)	—	(201)	(19)
Total income	46,104	13,629	47,040	7,645
Expenses:
Investment advisory fees	31,767	23,385	31,431	15,724
Administrative services	37,605	35,531	36,937	33,471
Professional fees	15,328	15,323	15,141	15,325
Custodian fees	4,580	5,364	3,124	3,665
Transfer agent fees	10,000	10,000	10,000	10,000
Printing and shareholder reports	2,008	1,367	1,704	5,072
Offering expenses	1,218	1,218	1,218	1,218
Trustees' fees and expenses	661	467	562	290
Other	964	884	950	798
Total expenses before expense reductions	104,131	93,539	101,067	85,563
Less: Advisory fee waivers and reimbursements, if any	(60,407)	(61,361)	(58,487)	(64,350)
Less: Reductions from directed brokerage agreements, if any	(1,875)	(3,675)	(4,947)	(218)
Net expenses	41,849	28,503	37,633	20,995
Net investment income (loss)	4,255	(14,874)	9,407	(13,350)
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	138,028	344,329	498,654	(10,573)
Change in unrealized appreciation (depreciation) on investments—net	1,028,455	441,075	1,225,527	597,546
Total realized and unrealized gain on investments—net	1,166,483	785,404	1,724,181	586,973
Net Increase in Net Assets Resulting from Operations	$1,170,738	$770,530	$1,733,588	$573,623

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003 (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ Credit Suisse International Portfolio	Roszel/Lord Abbett Government Securities Portfolio	Roszel/MLIM Fixed- Income Portfolio
Investment Income:
Dividends	$51,296	$83,297	$—	$—
Interest	1,320	1,122	380,040	475,056
Less: Foreign taxes withheld	(241)	(287)	—	—
Total income	52,375	84,132	380,040	475,056
Expenses:
Investment advisory fees	18,888	26,095	73,400	105,068
Administrative services	34,086	35,924	51,594	58,708
Professional fees	15,642	16,839	19,584	21,008
Custodian fees	6,019	4,357	11,917	4,137
Transfer agent fees	10,000	10,000	10,000	10,000
Printing and shareholder reports	1,022	1,550	5,796	7,680
Offering expenses	1,218	1,218	1,218	3,043
Trustees' fees and expenses	330	508	1,917	2,500
Other	836	897	1,574	2,527
Total expenses before expense reductions	88,041	97,388	177,000	214,671
Less: Advisory fee waivers and reimbursements, if any	(62,464)	(62,052)	(68,844)	(64,472)
Less: Reductions from directed brokerage agreements, if any	—	(478)	—	—
Net expenses	25,577	34,858	108,156	150,199
Net investment income	26,798	49,274	271,884	324,857
Realized and Unrealized Gain (Loss)—Net:
Realized gain (loss) on investments—net	4,483	199,792	(18,274)	10,633
Change in unrealized appreciation (depreciation) on investments—net	659,099	700,480	(79,036)	(9,588)
Total realized and unrealized gain (loss) on investments—net	663,582	900,272	(97,310)	1,045
Net Increase in Net Assets Resulting from Operations	$690,380	$949,546	$174,574	$325,902

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Large Cap Value Portfolio		Roszel/Levin Large Cap Value Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income—net	$52,421	$9,768	$28,431	$14,322
Realized gain on investments—net	316,696	17,315	197,707	2,713
Change in unrealized appreciation (depreciation) on investments—net	2,031,139	113,242	549,523	(15,850)
Net increase in net assets resulting from operations	2,400,256	140,325	775,661	1,185

Distributions to Shareholders From:
Investment income—net	(13,839)	—	(18,392)	—
Realized gain—net	(19,029)	—	(10,013)	—
Total distributions	(32,868)	—	(28,405)	—

Capital Share Transactions:
Shares sold	4,224,226	5,590,891	702,996	2,279,294
Shares issued on reinvestment of distributions	13,839	—	18,392	—
Shares redeemed	(1,180,401)	(253,359)	(512,060)	(80,569)
Net increase in net assets derived from capital share transactions	3,057,664	5,337,532	209,328	2,198,725

Net Assets:
Total increase in net assets	5,425,052	5,477,857	956,584	2,199,910
Beginning of period	5,577,857	100,000	2,299,910	100,000
End of period	$11,002,909	$5,577,857	$3,256,494	$2,299,910
Net Assets include undistributed investment income—net	$50,792	$10,992	$26,803	$15,546

Share Transactions:
Shares sold	393,802	575,246	78,381	269,802
Shares issued on reinvestment of distributions	1,273	—	1,948	—
Shares redeemed	(101,994)	(25,424)	(52,066)	(9,428)
Net increase in shares outstanding	293,081	549,822	28,263	260,374

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/MLIM Relative Value Portfolio		Roszel/Sound Large Cap Core Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income—net	$172,144	$16,869	$2,128	$460
Realized gain (loss) on investments—net	219,715	(21,487)	31,410	(6,856)
Change in unrealized appreciation (depreciation) on investments—net	2,600,603	120,870	160,791	(21,415)
Net increase (decrease) in net assets resulting from operations	2,992,462	116,252	194,329	(27,811)

Distributions to Shareholders From:
Investment income—net	(20,941)	—	(4,530)	—

Capital Share Transactions:
Shares sold	7,954,763	6,525,784	482,516	480,643
Shares issued on reinvestment of distributions	20,941	—	4,530	—
Shares redeemed	(1,383,118)	(433,078)	(133,199)	(22,274)
Net increase in net assets derived from capital share transactions	6,592,586	6,092,706	353,847	458,369

Net Assets:
Total increase in net assets	9,564,107	6,208,958	543,646	430,558
Beginning of period	6,308,958	100,000	530,558	100,000
End of period	$15,873,065	$6,308,958	$1,074,204	$530,558
Net Assets include undistributed investment income—net	$170,514	$18,093	$500	$1,684

Share Transactions:
Shares sold	792,028	704,243	47,814	51,393
Shares issued on reinvestment of distributions	2,033	—	448	—
Shares redeemed	(129,174)	(45,980)	(12,876)	(2,708)
Net increase in shares outstanding	664,887	658,263	35,386	48,685

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/INVESCO-NAM Large Cap Core Portfolio		Roszel/Nicholas-Applegate Large Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$8,910	$1,344	$(1,667)	$(191)
Realized gain (loss) on investments—net	34,457	(2,182)	53,796	(16,221)
Change in unrealized appreciation (depreciation) on investments—net	455,270	(45,821)	206,056	(21,733)
Net increase (decrease) in net assets resulting from operations	498,637	(46,659)	258,185	(38,145)

Distributions to Shareholders From:
Investment income—net	(5,414)	—	(3,879)	—

Capital Share Transactions:
Shares sold	1,331,029	1,610,358	1,018,200	524,299
Shares issued on reinvestment of distributions	5,414	—	3,879	—
Shares redeemed	(1,026,576)	(52,264)	(314,186)	(40,435)
Net increase in net assets derived from capital share transactions	309,867	1,558,094	707,893	483,864

Net Assets:
Total increase in net assets	803,090	1,511,435	962,199	445,719
Beginning of period	1,611,435	100,000	545,719	100,000
End of period	$2,414,525	$1,611,435	$1,507,918	$545,719
Net Assets include undistributed investment income (loss)—net	$7,282	$2,568	$(2,214)	$1,033

Share Transactions:
Shares sold	139,646	177,333	104,254	55,533
Shares issued on reinvestment of distributions	568	—	386	—
Shares redeemed	(103,622)	(5,828)	(30,499)	(4,297)
Net increase in shares outstanding	36,592	171,505	74,141	51,236

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio		Roszel/Seneca Large Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income—net	$13,477	$2,293	$308	$693
Realized gain (loss) on investments—net	(22,316)	(38,300)	150,455	(40,936)
Change in unrealized appreciation (depreciation) on investments—net	1,673,007	(169,273)	545,949	(25,186)
Net increase (decrease) in net assets resulting from operations	1,664,168	(205,280)	696,712	(65,429)

Distributions to Shareholders From:
Investment income—net	(6,362)	—	(4,763)	—

Capital Share Transactions:
Shares sold	4,242,588	6,923,549	1,634,331	2,327,915
Shares issued on reinvestment of distributions	6,362	—	4,763	—
Shares redeemed	(842,613)	(284,216)	(762,626)	(25,955)
Net increase in net assets derived from capital share transactions	3,406,337	6,639,333	876,468	2,301,960

Net Assets:
Total increase in net assets	5,064,143	6,434,053	1,568,417	2,236,531
Beginning of period	6,534,053	100,000	2,336,531	100,000
End of period	$11,598,196	$6,534,053	$3,904,948	$2,336,531
Net Assets include undistributed investment income (loss)—net	$11,860	$3,517	$(1,320)	$1,917

Share Transactions:
Shares sold	431,628	737,382	159,619	253,323
Shares issued on reinvestment of distributions	647	—	479	—
Shares redeemed	(83,888)	(30,062)	(75,509)	(2,802)
Net increase in shares outstanding	348,387	707,320	84,589	250,521

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Valenzuela Mid Cap Value Portfolio		Roszel/Seneca Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$4,255	$3,687	$(14,874)	$(1,248)
Realized gain (loss) on investments—net	138,028	(123,433)	344,329	(41,535)
Change in unrealized appreciation (depreciation) on investments—net	1,028,455	(11,468)	441,075	(39,307)
Net increase (decrease) in net assets resulting from operations	1,170,738	(131,214)	770,530	(82,090)

Distributions to Shareholders From:
Investment income—net	(7,380)	—	(2,822)	—

Capital Share Transactions:
Shares sold	1,279,589	3,284,499	1,834,553	1,887,102
Shares issued on reinvestment of distributions	7,380	—	2,822	—
Shares redeemed	(675,238)	(113,747)	(705,596)	(40,166)
Net increase in net assets derived from capital share transactions	611,731	3,170,752	1,131,779	1,846,936

Net Assets:
Total increase in net assets	1,775,089	3,039,538	1,899,487	1,764,846
Beginning of period	3,139,538	100,000	1,864,846	100,000
End of period	$4,914,627	$3,139,538	$3,764,333	$1,864,846
Net Assets include undistributed investment income (loss)—net	$2,626	$4,911	$(2,214)	$(24)

Share Transactions:
Shares sold	145,709	398,339	189,268	211,035
Shares issued on reinvestment of distributions	828	—	283	—
Shares redeemed	(73,872)	(14,107)	(70,181)	(4,525)
Net increase in shares outstanding	72,665	384,232	119,370	206,510

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ Small Cap Value Portfolio		Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$9,407	$2,703	$(13,350)	$(3,566)
Realized gain (loss) on investments—net	498,654	(581)	(10,573)	(44,978)
Change in unrealized appreciation (depreciation) on investments—net	1,225,527	(40,760)	597,546	(57,493)
Net increase (decrease) in net assets resulting from operations	1,733,588	(38,638)	573,623	(106,037)

Distributions to Shareholders From:
Investment income—net	(6,697)	—	(504)	—

Capital Share Transactions:
Shares sold	2,586,039	2,128,689	931,145	1,530,128
Shares issued on reinvestment of distributions	6,697	—	504	—
Shares redeemed	(1,247,027)	(135,485)	(457,092)	(111,581)
Net increase in net assets derived from capital share transactions	1,345,709	1,993,204	474,557	1,418,547

Net Assets:
Total increase in net assets	3,072,600	1,954,566	1,047,676	1,312,510
Beginning of period	2,054,566	100,000	1,412,510	100,000
End of period	$5,127,166	$2,054,566	$2,460,186	$1,412,510
Net Assets include undistributed investment income (loss)—net	$7,779	$3,927	$(2,215)	$(2,342)

Share Transactions:
Shares sold	290,622	272,934	101,257	189,000
Shares issued on reinvestment of distributions	737	—	57	—
Shares redeemed	(123,706)	(17,437)	(49,774)	(13,630)
Net increase in shares outstanding	167,653	255,497	51,540	175,370

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard International Portfolio		Roszel/Credit Suisse International Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income—net	$26,798	$119	$49,274	$1,700
Realized gain (loss) on investments—net	4,483	(2,497)	199,792	(31,110)
Change in unrealized appreciation (depreciation) on investments—net	659,099	(8,678)	700,480	(20,948)
Net increase (decrease) in net assets resulting from operations	690,380	(11,056)	949,546	(50,358)

Distributions to Shareholders From:
Investment income—net	(4,188)	—	(5,769)	—

Capital Share Transactions:
Shares sold	2,842,200	1,041,896	1,175,551	2,702,324
Shares issued on reinvestment of distributions	4,188	—	5,769	—
Shares redeemed	(1,012,785)	(5,142)	(1,130,223)	(333,146)
Net increase in net assets derived from capital share transactions	1,833,603	1,036,754	51,097	2,369,178

Net Assets:
Total increase in net assets	2,519,795	1,025,698	994,874	2,318,820
Beginning of period	1,125,698	100,000	2,418,820	100,000
End of period	$3,645,493	$1,125,698	$3,413,694	$2,418,820
Net Assets include undistributed investment income—net	$25,171	$1,343	$47,647	$2,924

Share Transactions:
Shares sold	298,180	116,601	128,105	298,474
Shares issued on reinvestment of distributions	436	—	591	—
Shares redeemed	(107,897)	(581)	(113,300)	(37,122)
Net increase in shares outstanding	190,719	116,020	15,396	261,352

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Government Securities Portfolio		Roszel/MLIM Fixed-Income Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income—net	$271,884	$39,838	$324,857	$51,296
Realized gain (loss) on investments—net	(18,274)	18,117	10,633	5,960
Change in unrealized appreciation (depreciation) on investments—net	(79,036)	89,232	(9,588)	118,038
Net increase in net assets resulting from operations	174,574	147,187	325,902	175,294

Distributions to Shareholders From:
Investment income—net	(365,395)	(37,255)	(428,061)	(55,046)
Realized gain—net	(15,450)	—	(300)	—
Total distributions	(380,845)	(37,255)	(428,361)	(55,046)

Capital Share Transactions:
Shares sold	6,362,706	9,464,223	8,061,274	11,559,859
Shares issued on reinvestment of distributions	365,395	37,255	428,061	55,046
Shares redeemed	(2,942,056)	(562,241)	(1,806,683)	(607,832)
Net increase in net assets derived from capital share transactions	3,786,045	8,939,237	6,682,652	11,007,073

Net Assets:
Total increase in net assets	3,579,774	9,049,169	6,580,193	11,127,321
Beginning of period	9,149,169	100,000	11,377,321	250,000
End of period	$12,728,943	$9,149,169	$17,957,514	$11,377,321
Net Assets include undistributed Investment income—net	$4,746	$7,505	$2,173	$5,202

Share Transactions:
Shares sold	607,716	912,705	790,471	1,146,489
Shares issued on reinvestment of distributions	35,147	3,582	42,129	5,448
Shares redeemed	(283,062)	(54,072)	(178,007)	(60,377)
Net increase in shares outstanding	359,801	862,215	654,593	1,091,560

*	Commencement of investment operations.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Roszel/Lord Abbett Government Securities Portfolio
Statement of Cash Flows for the Year Ended December 31, 2003

Cash Flows From Operating Activities:
Proceeds from sales and maturities of investments	$64,936,259
Purchases of investments	(69,710,404)
Net increase in short—term investments	(2,269)
Net investment income	271,884
Adjustments to Reconcile Net Investment Income to Net Cash used for Operating Activities:
Net increase in receivable related to operations	(23,464)
Net decrease in payables related to operations	(5,768)
Net accretion of discounts and premiums	(7,198)
Net cash used for operating activities	(4,540,960)

Cash Flows From Financing Activities:
Net capital share transactions*	2,639,358
Cash distributions paid	(15,450)
Net cash provided by financing activities	2,623,908
Net decrease in cash	(1,917,052)
Cash at Beginning of Period	1,917,052
Cash at End of Period	$—

*	Noncash financing activities not included herein consist of reinvestment of distributions of $365,395.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/Lord Abbett Large Cap Value Portfolio			Roszel/Levin Large Cap Value Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.96	$10.00		$8.51	$10.00
Investment income (loss)—net (a)	0.07	0.04		0.09	0.12
Realized and unrealized gain (loss) on investments—net	2.91	(0.08)	**	2.39	(1.61)
Total from investment operations	2.98	(0.04)		2.48	(1.49)
Distributions to shareholders from:
Investment income—net	(0.02)	—		(0.06)	—
Realized gain—net	(0.02)	—		(0.03)	—
Total distributions	(0.04)	—		(0.09)	—
Net asset value, end of period	$12.90	$9.96		$10.90	$8.51
Total Investment Return (b)	30.00%	(0.40	)%(c)	29.26%	(14.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.92%	6.01	%(d)	3.34%	11.09	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08%	1.05	%(d)	1.08%	0.95	%(d)
Investment income (loss)—net before expense reductions (e)	(0.21)%	(4.13	)%(d)	(1.27)%	(7.38	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.61%	0.78	%(d)	0.97%	2.61	%(d)
Investment income (loss)—net of all reductions (g)	0.63%	0.83	%(d)	0.99%	2.76	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$11,003	$5,578		$3,256	$2,300
Portfolio turnover rate	28%	13%		97%	21%

	Roszel/MLIM Relative Value Portfolio			Roszel/Sound Large Cap Core Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.44	$10.00		$9.04	$10.00
Investment income (loss)—net (a)	0.16	0.06		0.03	0.02
Realized and unrealized gain (loss) on investments—net	2.33	(0.62)	**	2.40	(0.98)
Total from investment operations	2.49	(0.56)		2.43	(0.96)
Distributions to shareholders from
investment income—net	(0.02)	—		(0.05)	—
Net asset value, end of period	$11.91	$9.44		$11.42	$9.04
Total Investment Return (b)	26.41%	(5.60	)%(c)	27.00%	(9.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.64%	5.23	%(d)	9.10%	39.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10	%(d)	1.10%	1.04	%(d)
Investment income (loss)—net before expense reductions (e)	1.01%	(2.84	)%(d)	(7.74)%	(37.85	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.55%	1.29	%(d)	0.26%	0.28	%(d)
Investment income (loss)—net of all reductions (g)	1.55%	1.29	%(d)	0.26%	0.34	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$15,873	$6,309		$1,074	$531
Portfolio turnover rate	12%	15%		84%	29%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/INVESCO-NAM Large Cap Core Portfolio			Roszel/Nicholas-Applegate Large Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.88	$10.00		$8.91	$10.00
Investment income (loss)—net (a)	0.04	0.02		(0.01)	(0.01)
Realized and unrealized gain (loss) on investments—net	2.17	(1.14)		2.27	(1.08)
Total from investment operations	2.21	(1.12)		2.26	(1.09)
Distributions to shareholders from
investment income—net	(0.02)	—		(0.03)	—
Net asset value, end of period	$11.07	$8.88		$11.14	$8.91
Total Investment Return (b)	24.92%	(11.20	)%(c)	25.42%	(10.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.90%	16.20	%(d)	6.57%	35.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10	%(d)	1.04%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(2.39)%	(14.72	)%(d)	(5.68)%	(34.27	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.41%	0.38	%(d)	(0.21)%	(0.14	)%(d)
Investment income (loss)—net of all reductions (g)	0.41%	0.38	%(d)	(0.15)%	(0.14	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,415	$1,611		$1,508	$546
Portfolio turnover rate	57%	13%		173%	98%

	Roszel/Rittenhouse Large Cap Growth Portfolio			Roszel/Seneca Large Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.11	$10.00		$8.97	$10.00
Investment income (loss)—net (a)	0.01	0.01		(0.00)†	0.01
Realized and unrealized gain (loss) on investments—net	1.77	(0.90)		2.37	(1.04)
Total from investment operations	1.78	(0.89)		2.37	(1.03)
Distributions to shareholders from
investment income - net	(0.01)	—		(0.02)	—
Net asset value, end of period	$10.88	$9.11		$11.32	$8.97
Total Investment Return (b)	19.51%	(8.90	)%(c)	26.40%	(10.30	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.74%	5.05	%(d)	3.07%	10.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.04%	1.03	%(d)	0.94%	1.02	%(d)
Investment income (loss)—net before expense reductions (e)	(0.56)%	(3.85	)%(d)	(2.12)%	(9.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.08%	0.10	%(d)	(0.15)%	0.05	%(d)
Investment income (loss)—net of all reductions (g)	0.14%	0.17	%(d)	0.01%	0.13	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$11,598	$6,534		$3,905	$2,337
Portfolio turnover rate	15%	6%		103%	72%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/Valenzuela Mid Cap Value Portfolio			Roszel/Seneca Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.96	$10.00		$8.61	$10.00
Investment income (loss)—net (a)	0.01	0.02		(0.05)	(0.01)
Realized and unrealized gain (loss) on investments—net	2.58	(2.06)		2.66	(1.38)
Total from investment operations	2.59	(2.04)		2.61	(1.39)
Distributions to shareholders from
investment income—net	(0.02)	—		(0.01)	—
Net asset value, end of period	$10.53	$7.96		$11.21	$8.61
Total Investment Return (b)	32.53%	(20.40	)%(c)	30.32%	(13.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.62%	9.34	%(d)	3.20%	13.51	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.05%	1.10	%(d)	0.97%	0.91	%(d)
Investment income (loss)—net before expense reductions (e)	(1.46)%	(7.68	)%(d)	(2.73)%	(12.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.06%	0.56	%(d)	(0.63)%	(0.51	)%(d)
Investment income (loss)—net of all reductions (g)	0.11%	0.56	%(d)	(0.50)%	(0.32	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$4,915	$3,140		$3,764	$1,865
Portfolio turnover rate	67%	69%		179%	53%

	Roszel/NWQ Small Cap Value Portfolio			Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$7.74	$10.00		$7.62	$10.00
Investment income (loss)—net (a)	0.02	0.02		(0.06)	(0.04)
Realized and unrealized gain (loss) on investments—net	4.10	(2.28)		2.82	(2.34)
Total from investment operations	4.12	(2.26)		2.76	(2.38)
Distributions to shareholders from
investment income—net	(0.02)	—		(0.00)†	—
Net asset value, end of period	$11.84	$7.74		$10.38	$7.62
Total Investment Return (b)	53.24%	(22.60	)%(c)	36.26%	(23.80	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.73%	12.22	%(d)	4.69%	17.03	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15	%(d)	1.16%††	1.25	%(d)
Expenses net of all reductions (g)	1.02%	0.95	%(d)	1.15%	1.23	%(d)
Investment income (loss)—net before expense reductions (e)	(1.46)%	(10.68	)%(d)	(4.27)%	(16.78	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.12%	0.39	%(d)	(0.74)%	(1.00	)%(d)
Investment income (loss)—net of all reductions (g)	0.25%	0.59	%(d)	(0.73)%	(0.98	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$5,127	$2,055		$2,460	$1,413
Portfolio turnover rate	45%	10%		115%	51%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/Lazard International Portfolio			Roszel/Credit Suisse International Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$8.93	$10.00		$8.91	$10.00
Investment income (loss)—net (a)	0.12	0.00†		0.16	0.01
Realized and unrealized gain (loss) on investments—net	2.48	(1.07)		2.85	(1.10)
Total from investment operations	2.60	(1.07)		3.01	(1.09)
Distributions to shareholders from
investment income—net	(0.02)	—		(0.02)	—
Net asset value, end of period	$11.51	$8.93		$11.90	$8.91
Total Investment Return (b)	29.12%	(10.70	)%(c)	33.80%	(10.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.96%	31.35	%(d)	3.17%	9.47	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15	%(d)	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15%	1.15	%(d)	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(1.61)%	(30.13	)%(d)	(0.43)%	(8.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.20%	0.07	%(d)	1.59%	0.26	%(d)
Investment income (loss)—net of all reductions (g)	1.20%	0.07	%(d)	1.60%	0.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$3,645	$1,126		$3,414	$2,419
Portfolio turnover rate	28%	3%		117%	35%

	Roszel/Lord Abbett Government Securities Portfolio			Roszel/MLIM Fixed-Income Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.49	$10.00		$10.19	$10.00
Investment income (loss)—net (a)	0.25	0.12		0.22	0.11
Realized and unrealized gain (loss) on investments—net	(0.07)	0.45		0.02	0.16
Total from investment operations	0.18	0.57		0.24	0.27
Distributions to shareholders from:
Investment income—net	(0.33)	(0.08)		(0.29)	(0.08)
Realized gain—net	(0.01)	—		(0.00)†	—
Total distributions	(0.34)	(0.08)		(0.29)	(0.08)
Net asset value, end of period	$10.33	$10.49		$10.14	$10.19
Total Investment Return (b)	1.79%	5.70	%(c)	2.37%	2.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.56%	3.82	%(d)	1.43%	3.66	%(d)
Expenses net of waivers and reimbursements, if any (f)	0.96%	0.95	%(d)	1.00%	1.00	%(d)
Expenses net of all reductions (g)	0.96%	0.95	%(d)	1.00%	1.00	%(d)
Investment income (loss)—net before expense reductions (e)	1.81%	(0.65	)%(d)	1.73%	(0.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.41%	2.22	%(d)	2.16%	2.26	%(d)
Investment income (loss)—net of all reductions (g)	2.41%	2.22	%(d)	2.16%	2.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$12,729	$9,149		$17,958	$11,377
Portfolio turnover rate	273%	107%		24%	38%

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

*	Commencement of investment operations.

**	The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

†	Per share amount is less than $0.01.

††	The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

(a)	Based on average shares outstanding.

(b)	Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)	Not annualized.

(d)	Annualized.

(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1.    Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Rozel/Delaware Small-Mid Cap Growth Portfolio (formerly Roszel/Neuberger Berman Small Cap Growth Portfolio), Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust.

(b) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(c) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(f) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(g) Offering Costs—Offering costs are capitalized and amoritized over twelve months.

(h) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Valenzuela Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

(i) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

During the year ended December 31, 2003, the following Portfolio engaged in dollar roll transactions:

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 12/31/03	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio	$4,621,769	$2,809,279	$3,139,644	$1,083,671	$2.90	$68,237

The average amount outstanding during the year ended December 31, 2003 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

(j) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2003 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Roszel//Lord Abbett Large Cap Value Portfolio	$1,218	$—	$(1,218)
Roszel/Levin Large Cap Value Portfolio	1,218	—	(1,218)
Roszel/MLIM Relative Value Portfolio	1,218	—	(1,218)
Roszel/Sound Large Cap Core Portfolio	1,218	—	(1,218)
Roszel/INVESCO-NAM Large Cap Core Portfolio	1,218	—	(1,218)
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	2,299	(1,082)	(1,217)
Roszel/Rittenhouse Large Cap Growth Portfolio	1,228	—	(1,228)
Roszel/Seneca Large Cap Growth Portfolio	1,218	—	(1,218)
Roszel/Valenzuela Mid Cap Value Portfolio	840	378	(1,218)
Roszel/Seneca Mid Cap Growth Portfolio	15,506	(14,288)	(1,218)
Roszel/NWQ Small Cap Value Portfolio	1,142	77	(1,219)
Roszel/Delaware Small-Mid Cap Growth Portfolio	13,981	—	(13,981)
Roszel/Lazard International Portfolio	1,218	—	(1,218)
Roszel/Credit Suisse International Portfolio	1,218	—	(1,218)
Roszel/Lord Abbett Government Securities Portfolio	90,752	(89,534)	(1,218)
Roszel/MLIM Fixed-Income Portfolio	100,175	(97,132)	(3,043)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. For the period from November 1, 2003 to December 31, 2003, the following Portfolios incurred and elected to defer until January 1, 2004 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/Rittenhouse Large Cap Growth Portfolio	$438
Roszel/Delaware Small-Mid Cap Growth Portfolio	5,914
Roszel/Lord Abbett Government Securities Portfolio	18,976
Roszel/MLIM Fixed-Income Portfolio	6,969

On December 31, 2003, the following Portfolios had available for Federal income tax purposes unused capital losses, through the indicated expiration dates:

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

	Expiration Date December 31,
Portfolio	2010	2011
Roszel/Rittenhouse Large Cap Growth Portfolio	$11,921	$48,258
Roszel/Delaware Small-Mid Cap Growth Portfolio	41,872	1,931
Roszel/Lord Abbett Government Securities Portfolio	—	86,583
Roszel/MLIM Fixed-Income Portfolio	—	79,760

The tax character of distributions paid during 2003 and 2002 were as follows:

Portfolio	2003 Distributions Paid from Ordinary Income	2002 Distributions Paid from Ordinary Income
Roszel/Lord Abbett Large Cap Value Portfolio	$32,868	$—
Roszel/Levin Large Cap Value Portfolio	28,405	—
Roszel/MLIM Relative Value Portfolio	20,941	—
Roszel/Sound Large Cap Core Portfolio	4,530	—
Roszel/INVESCO-NAM Large Cap Core Portfolio	5,414	—
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	3,879	—
Roszel/Rittenhouse Large Cap Growth Portfolio	6,362	—
Roszel/Seneca Large Cap Growth Portfolio	4,763	—
Roszel/Valenzuela Mid Cap Value Portfolio	7,380	—
Roszel/Seneca Mid Cap Growth Portfolio	2,822	—
Roszel/NWQ Small Cap Value Portfolio	6,697	—
Roszel/Delaware Small-Mid Cap Growth Portfolio	504	—
Roszel/Lazard International Portfolio	4,188	—
Roszel/Credit Suisse International Portfolio	5,769	—
Roszel/Lord Abbett Government Securities Portfolio	380,845	37,255
Roszel/MLIM Fixed-Income Portfolio	428,361	55,046

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Roszel//Lord Abbett Large Cap Value Portfolio	$336,018	$38,267
Roszel/Levin Large Cap Value Portfolio	211,882	17,792
Roszel/MLIM Relative Value Portfolio	197,559	187,299
Roszel/Sound Large Cap Core Portfolio	16,752	12,968
Roszel/INVESCO-NAM Large Cap Core Portfolio	17,926	29,841
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	36,588	3,155
Roszel/Rittenhouse Large Cap Growth Portfolio	14,074	—
Roszel/Seneca Large Cap Growth Portfolio	65,440	44,971
Roszel/Valenzuela Mid Cap Value Portfolio	15,866	5,038
Roszel/Seneca Mid Cap Growth Portfolio	281,800	6,707
Roszel/NWQ Small Cap Value Portfolio	414,178	100,777
Roszel/Lazard International Portfolio	49,488	—
Roszel/Credit Suisse International Portfolio	193,920	34,450
Roszel/Lord Abbett Government Securities Portfolio	6,962	—
Roszel/MLIM Fixed-Income Portfolio	7,706	—

2.    Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into a Management Agreement with the Advisor. For the year ended December 31, 2003, the annual investment advisory fees as a percentage of average daily net assets were as follows:

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Advisory Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Levin Large Cap Value Portfolio	0.80%
Roszel/MLIM Relative Value Portfolio	0.80%
Roszel/Sound Large Cap Core Portfolio	0.80%
Roszel/INVESCO-NAM Large Cap Core Portfolio	0.80%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Seneca Large Cap Growth Portfolio	0.80%
Roszel/Valenzuela Mid Cap Value Portfolio	0.80%
Roszel/Seneca Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.86%
Roszel/Lazard International Portfolio	0.85%
Roszel/Credit Suisse International Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/MLIM Fixed-Income Portfolio	0.70%

Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. MLIM receives 0.25% of average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.

For the year ended December 31, 2003, the following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch & Co.	$518
	Citation Financial Group	684
Roszel/Levin Large Cap Value Portfolio	Merrill Lynch & Co.	177
	Citation Financial Group	2,395
Roszel/MLIM Relative Value Portfolio	Merrill Lynch & Co.	18
Roszel/Sound Large Cap Core Portfolio	Merrill Lynch & Co.	83
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	Merrill Lynch & Co.	225
	Citation Financial Group	1,306
Roszel/Rittenhouse Large Cap Growth Portfolio	Merrill Lynch & Co.	430
	Citation Financial Group	3,347
Roszel/Seneca Large Cap Growth Portfolio	Merrill Lynch & Co.	599
	Citation Financial Group	3,129
	Broadcourt Capital	12
Roszel/Valenzuela Mid Cap Value Portfolio	Merrill Lynch & Co.	2,077
	Citation Financial Group	282
Roszel/Seneca Mid Cap Growth Portfolio	Merrill Lynch & Co.	840
	Citation Financial Group	3,753
Roszel/NWQ Small Cap Value Portfolio	Merrill Lynch & Co.	753
	Citation Financial Group	3,655
Roszel/Delaware Small-Mid Cap Growth Portfolio	Merrill Lynch & Co.	468
	Citation Financial Group	376
Roszel/Lazard International Portfolio	Merrill Lynch & Co.	71

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Broker	Commissions Paid
Roszel/Credit Suisse International Portfolio	Merrill Lynch & Co.	$12,555
	Credit Suisse	446

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$1,315
Roszel/Levin Large Cap Value Portfolio	660
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	664
Roszel/Rittenhouse Large Cap Growth Portfolio	5,786
Roszel/Seneca Large Cap Growth Portfolio	4,827
Roszel/Valenzuela Mid Cap Value Portfolio	1,875
Roszel/Seneca Mid Cap Growth Portfolio	3,675
Roszel/NWQ Small Cap Value Portfolio	4,947
Roszel/Delaware Small-Mid Cap Growth Portfolio	218
Roszel/Credit Suisse International Portfolio	478

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

The Trust's distributor is Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY and Merrill Lynch Insurance Group, Inc.

3.    Investments:

Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the year ended December 31, 2003 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio .	$5,466,442	$2,197,903
Roszel/Levin Large Cap Value Portfolio	3,017,697	2,666,064
Roszel/MLIM Relative Value Portfolio	8,034,672	1,258,505
Roszel/Sound Large Cap Core Portfolio	902,872	651,801
Roszel/INVESCO-NAM Large Cap Core Portfolio	1,467,145	1,191,682
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	2,553,427	1,865,374
Roszel/Rittenhouse Large Cap Growth Portfolio	4,704,453	1,298,384
Roszel/Seneca Large Cap Growth Portfolio	3,875,424	2,999,064
Roszel/Valenzuela Mid Cap Value Portfolio	3,295,730	2,560,890
Roszel/Seneca Mid Cap Growth Portfolio	6,097,129	5,025,927
Roszel/NWQ Small Cap Value Portfolio	2,948,753	1,583,132
Roszel/Delaware Small-Mid Cap Growth Portfolio	2,497,757	1,921,706
Roszel/Lazard International Portfolio	2,535,823	579,244
Roszel/Credit Suisse International Portfolio	3,725,126	3,406,351
Roszel/Lord Abbett Government Securities Portfolio	69,631,188	66,465,054
Roszel/MLIM Fixed-Income Portfolio	9,147,373	3,331,717

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

As of December 31, 2003, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Roszel//Lord Abbett Large Cap Value Portfolio	$9,082,299	$2,191,064	$(52,980)	$2,138,084
Roszel/Levin Large Cap Value Portfolio	2,866,101	523,480	(60)	523,420
Roszel/MLIM Relative Value Portfolio	13,563,066	2,756,109	(48,537)	2,707,572
Roszel/Sound Large Cap Core Portfolio	912,803	140,863	(3,939)	136,924
Roszel/INVESCO-NAM Large Cap Core Portfolio	2,123,229	407,765	(4,311)	403,454
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	1,425,340	188,269	(7,195)	181,074
Roszel/Rittenhouse Large Cap Growth Portfolio	9,984,957	1,588,511	(84,777)	1,503,734
Roszel/Seneca Large Cap Growth Portfolio	3,621,723	521,923	(1,160)	520,763
Roszel/Valenzuela Mid Cap Value Portfolio	4,078,943	1,034,143	(18,245)	1,015,898
Roszel/Seneca Mid Cap Growth Portfolio	3,502,055	420,973	(19,205)	401,768
Roszel/NWQ Small Cap Value Portfolio	4,313,403	1,345,871	(167,917)	1,177,954
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,960,407	543,143	(8,923)	534,220
Roszel/Lazard International Portfolio	3,206,971	632,543	(2,238)	630,305
Roszel/Credit Suisse International Portfolio	2,901,667	677,342	(7,635)	669,707
Roszel/Lord Abbett Government Securities Portfolio	14,112,994	58,610	(56,883)	1,727
Roszel/MLIM Fixed-Income Portfolio	16,937,359	152,472	(44,022)	108,450

4.    Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Levin Large Cap Value Portfolio	1.10%
Roszel/MLIM Relative Value Portfolio	1.10%
Roszel/Sound Large Cap Core Portfolio	1.10%
Roszel/INVESCO-NAM Large Cap Core Portfolio	1.10%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Seneca Large Cap Growth Portfolio	1.10%
Roszel/Valenzuela Mid Cap Value Portfolio	1.10%
Roszel/Seneca Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio	1.15%
Roszel/Credit Suisse International Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/MLIM Fixed-Income Portfolio	1.00%

The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2003 advisory fee waivers and expense reimbursements were as follows:

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$57,897	$10,596
Roszel/Levin Large Cap Value Portfolio	22,967	41,478
Roszel/MLIM Relative Value Portfolio	58,846	1,501
Roszel/Sound Large Cap Core Portfolio	6,451	58,116
Roszel/INVESCO-NAM Large Cap Core Portfolio	17,380	43,583
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	9,018	52,685
Roszel/Rittenhouse Large Cap Growth Portfolio	58,386	309
Roszel/Seneca Large Cap Growth Portfolio	24,046	35,095
Roszel/Valenzuela Mid Cap Value Portfolio	31,767	28,640
Roszel/Seneca Mid Cap Growth Portfolio	23,385	37,976
Roszel/NWQ Small Cap Value Portfolio	31,431	27,056
Roszel/Delaware Small-Mid Cap Growth Portfolio	15,724	48,626
Roszel/Lazard International Portfolio	18,888	43,576
Roszel/Credit Suisse International Portfolio	26,095	35,957
Roszel/Lord Abbett Government Securities Portfolio	67,731	1,113
Roszel/MLIM Fixed-Income Portfolio	64,472	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The total amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the year ended December 31, 2003, the Advisor received no reimbursement. As of December 31, 2003 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2006 are as follows:

Portfolio	Amount Eligible through		Total Eligible for Reimbursement
	2005	2006
Roszel/Lord Abbett Large Cap Value Portfolio	$58,128	$68,493	$126,621
Roszel/Levin Large Cap Value Portfolio	51,844	64,245	116,089
Roszel/MLIM Relative Value Portfolio	53,942	60,347	114,289
Roszel/Sound Large Cap Core Portfolio	51,227	64,567	115,794
Roszel/INVESCO-NAM Large Cap CorePortfolio	52,845	60,963	113,808
Roszel/Nicholas-Applegate Large Cap Growth Portfolio	49,556	61,703	111,259
Roszel/Rittenhouse Large Cap Growth Portfolio	53,323	58,695	112,018
Roszel/Seneca Large Cap Growth Portfolio	48,613	59,141	107,754
Roszel/Valenzuela Mid Cap Value Portfolio	53,675	60,407	114,082
Roszel/Seneca Mid Cap Growth Portfolio	48,062	61,361	109,423
Roszel/NWQ Small Cap Value Portfolio	50,000	58,487	108,487
Roszel/Delaware Small-Mid Cap Growth Portfolio	57,621	64,350	121,971
Roszel/Lazard International Portfolio	48,578	62,464	111,042
Roszel/Credit Suisse International Portfolio	55,247	62,052	117,299
Roszel/Lord Abbett Government Securities Portfolio	51,420	68,844	120,264
Roszel/MLIM Fixed-Income Portfolio	60,374	64,472	124,846

See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio, as of December 31, 2003, and the related statements of operations and cash flows for the year ended, and the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2003, and the results of their operations and cash flow for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2004

Trust Management
Trustees and Officers (Unaudited)

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2003.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Officers

Michael P. Cogswell 1400 Merrill Lynch Drive Pennington, NJ 08534 (48)	Trustee and President	Indefinite term since June 5, 2002	January 2003 - Present, Director of Employer Plans Marketing, Retirement Group, Merrill Lynch, Pierce, Fenner & Smith Inc. April 2001 - January 2003, Senior Vice President and Director of Product Development, Merrill Lynch Insurance Group November 1990 - April 2001, Vice President and Senior Counsel, Merrill Lynch Insurance Group	24	N/A
Deborah J. Adler 1300 Merrrill Lynch Drive Pennington, NJ 08534 (42)	Trustee	Indefinite term since May 21, 2003	April 2003 - Present, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group 1994 - 2000, Vice President and Financial Actuary, Merill Lynch Insurance Group	24	Merrill Lynch Life Insurance Company, Director and Senior Vice President ML Life Insurance Company of New York, Director and Senior Vice President

Trust Management
Trustees and Officers (continued)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
J. David Meglen 1300 Merrill Lynch Drive Pennington, NJ 08534 (40)	Vice-President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.
October 1998 - December 1999, Director, Fund Accounting, Defined Asset Funds, Merrill Lynch & Co., Inc.
Jerome J. Davies 1300 Merrill Lynch Drive Pennington, NJ 08534 (33)	Treasurer and Chief Financial Officer	Indefinite term since November 13, 2002	May 2002 - Present, Vice President, Merrill Lynch Insurance Group and Treasurer, Roszel Advisors, LLC	N/A	N/A
July 1995 - October 2001, Vice President, Funds Management, Bear, Stearns & Co. Inc.
Edward W. Diffin, Jr. 1300 Merrill Lynch Drive Pennington, NJ 08534 (51)	Secretary	Indefinite term since June 5, 2002	January 1994 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group April 2002 - Present, Secretary and Compliance Director, Roszel Advisors, LLC	N/A	N/A

Trust Management
Trustees and Officers (continued)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Frances C. Grabish 1300 Merrill Lynch Drive Pennington, NJ 08534 (35)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
1996 - 1999, Manager and Attorney, Prudential Insurance Company of America

Trust Management
Trustees and Officers (concluded)(Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees

Robert M. Bordeman 1300 Merrill Lynch Drive Pennington, NJ 08534 (47)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Chief Executive Officer, Safeway Insurance Group	24	None
Theodore P. Manno 1300 Merrill Lynch Drive Pennington, NJ 08534 (58)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Adjunct Professor, Seton Hall University School of Law	24	None
			1996 - Present, Adjunct Lecturer New York University, Institute of Paralegal Studies
			1990 - 2001, Executive Vice President, General Counsel and Secretary, Savings Banks Life Insurance Fund (succeeded by SBLI USA Mutual Life Insurance Company, Inc.)
			1997 - 1999, Acting President and Chief Executive Officer, Savings Banks Life Insurance Fund
Kevin J. Tierney 1300 Merrill Lynch Drive Pennington, NJ 08534 (52)	Trustee	Indefinite term since June 5, 2002	1999 - Present, Kevin J. Tierney, Attorney at Law	24	None
			1991-1999, Senior Vice President and General Counsel, UNUM Corporation

*	"Other Directorships" lists directorships held in Companies subject to the registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

The Trust's proxy voting policies and procedures are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the Securities and Exchange Commission's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/Levin Large Cap Value Portfolio	63.29%
Roszel/MLIM Relative Value Portfolio	100.00
Roszel/INVESCO-NAM Large Cap Core Portfolio	85.46
Roszel/Rittenhouse Large Cap Growth Portfolio	100.00
Roszel/Valenzuela Mid Cap Value Portfolio	91.45
Roszel/Seneca Mid Cap Growth Portfolio	47.80
Roszel/NWQ Small Cap Value Portfolio	56.05
Roszel/Delaware Small-Mid Cap Growth Portfolio	77.18

For the year ended December 31, 2003, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbet Government Securities Portfolio	26.00%
Roszel/MLIM Fixed-Income Portfolio	13.96

For the year ended December 31, 2003, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries are approximated as follows:

Portfolio	Foreign Tax Credit Pass-Through	Foreign Source Income
Roszel/Lazard International Portfolio	$241	$51,295
Roszel/Credit Suisse International Portfolio	287	83,231

Trustees and Officers

Michael P. Cogswell
Trustee and President

Deborah J. Adler
Trustee

Robert M. Bordeman
Independent Trustee

Theodore P. Manno
Independent Trustee

Kevin J. Tierney
Independent Trustee

J. David Meglen
Vice-President

Jerome J. Davies
Treasurer and Chief Financial Officer

Edward W. Diffin, Jr.
Secretary

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MLIG Variable Insurance Trust P.O. Box 44222 Jacksonville, Florida 32231-4222	# 101199RR-1203

MLIG Variable Insurance Trust

Roszel/Lord Abbett Affiliated Portfolio
Roszel/PIMCO CCM Capital Appreciation Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/PIMCO Small Cap Value Portfolio
Roszel/JP Morgan Small Cap Growth Portfolio
Roszel/Delaware Trend Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio

Annual Report
December 31, 2003

To Our Shareholders:

After three consecutive down years for stocks, 2003 reversed the trend in a dramatic way. The opportunity to repair some of damage done to the value of investment portfolios was a welcome relief to investors. Though absolute returns were satisfying, good relative performance – beating market benchmarks – was more of a problem for equity portfolios.

The S&P 500 advanced 28.7% in 2003. That number alone does not accurately reflect what happened in the stock market, because the larger companies in the S&P 500 dominate the performance of the index. By contrast, the average stock in the U.S. market advanced 54.9% (measured by the equally weighted version of the Russell 3000 Index, representing the 3000 largest companies in the U.S. market). This kind of market breadth would normally favor investors – making it easier for investment managers to beat the market – but 2003 was different. Lower quality, riskier stocks with lower yields and expensive valuations led the 2003 advance and thoroughly dominated the performance of U.S. equity indexes.

•	The ratio of a stock's price to the company's earnings per share (P/E ratio) is a common measure of "value" – a lower P/E means you pay less for a company's share per dollar of earnings. Investing in lower P/E stocks is generally viewed as a more conservative approach to equity investment. High P/E companies must grow earnings at a faster rate to justify their premium pricing, and the difficulty of predicting future earnings adds to uncertainty. The 20% of stocks in the S&P 500 with the highest P/E ratios dramatically outperformed the rest of the index in 2003 – by an average of 21.2%. The remaining 80% of the stocks underperformed the index.
•	Beta is a measure of a stock's volatility. A high beta stock is more volatile than the market; as the market moves up and down a high beta stock exhibits even greater swings in price. A low beta stock is more stable in the face of market fluctuations and is therefore considered less risky. In 2003, high beta stocks (those more volatile than the S&P 500) – outperformed the index as a group. The less risky, more stable stocks with betas lower than the index, underperformed.
•	S&P common stock ratings assess earnings stability and financial stability for a universe of approximately 1500 companies. In 2003, lower quality stocks (ratings of B or lower) rose 52.7%. This significantly outpaced the 30.8% average gain for the stocks of higher quality (B+ or higher) companies.
•	Investors typically value higher yielding stocks, but in 2003 the stocks in the S&P 500 that did not pay dividends outperformed the index by 22.9%.

None of these indicators of valuation (P/E), volatility (beta), quality (S&P rating) or yield would be as significant in isolation, but together they describe a very unusual year. Most of us would reject the notion that equity investors should focus on expensive, risky, low quality stocks that pay no dividends, but that would have been the ideal approach for 2003. Risk was highly rewarded in 2003, which created problems for investment managers of diversified portfolios with limits on portfolio risk. Everyone enjoyed strong equity returns, but many lagged their benchmarks.

There are a few additional points we should make regarding the performance of U.S. equities in 2003.

•	There was little performance difference between growth and value stocks, with the Russell 3000 Value Index returning 31.1% versus 31.0% for the Russell 3000 Growth Index.
•	Smaller company stocks outperformed larger – reinforcing our "risky did better" theme. The Russell Top 200 Index (consisting of the 200 largest U.S. companies) returned 26.7%, appreciably trailing the Russell 2000 Index (the smallest 2000), which gained 47.3%.
•	Again reinforcing our theme, the top performing economic sector was Technology. Tech stocks in the S&P 500 outperformed the S&P 500 Index by 20.2%. The worst performing sector was Telecommunication Services, which might seem to run counter to our thesis until one looks more closely. Diversified Telecommunication Services, which encompasses the larger, more stable regional phone companies, trailed the S&P 500 by 30.7%, while the more volatile Wireless Telecommunication Services outperformed the index by 51.3%.

Examining the 2003 performance of other asset classes, we find that:

•	International equity markets advanced even more strongly than the U.S. markets. The MSCI EAFE Index, an equity index covering developed markets, returned 39.2%. The riskier markets, as measured by the MSCI Emerging Markets Index, were up 56.3%.

•	Despite a modest increase in interest rates during 2003 (yields on 10-year U.S. Treasuries rose from 3.8% to 4.2%), fixed income markets generated positive returns. As one would expect in a period when higher risk holdings were rewarded, high yield bonds were the strongest performers among fixed income securities, with the Merrill Lynch High Yield Master Bond Index II returning 28.2% as the Merrill Lynch Government Master Bond Index was only up 2.4%.

Given the requirements dictated by different asset classes, styles and investment processes, each of our sub-advisors will have its own observations on the past year. Please review the reports that follow for more detailed explanations of the factors that have influenced the individual Portfolios.

If improved performance of financial assets was the good news in 2003, the bad news was a widening scandal within the mutual fund industry, which undermined investors' confidence in the professionals to whom their assets were entrusted. Central to this scandal were charges of "market timing" and "late trading". Market timing entails frequent trading in fund shares to exploit out-of-date prices, as in the case of foreign stock funds when news becomes available after overseas markets have closed but before funds stop trading for the day in the U.S. Late trading involves permitting favored investors to trade fund shares after the formal close of trading for the day – allowing them to improperly exploit information or analysis that becomes available after the close. Both practices diminish the returns of other investors in the funds.

Currently, the only investors in the MLIG Variable Insurance Trust are separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY"). MLLIC and MLLICNY monitor contractholders' activities to enforce their policies against abusive trading practices. Roszel Advisors, in monitoring each subadviser, takes into consideration any legal and compliance issues that could impact that subadviser's ability to properly manage its Portfolio.

During 2003, we added three new Portfolios to the MLIG Variable Insurance Trust.

•	The Roszel/Delaware Trend Portfolio is a bottom-up, small-cap growth offering.
•	The Roszel/Lord Abbett Affiliated Portfolio is a large-cap value alternative.
•	The Roszel/PIMCO CCM Capital Appreciation Portfolio is a large-cap blend portfolio with a growth at a reasonable price approach.

We wish that every year could be like 2003 – generating sizable returns without having to worry much about risk. We know that our wish cannot come true but we believe that the Portfolios of the MLIG Variable Insurance Trust are well positioned to face the vagaries of the markets with an intelligent approach to balancing opportunity and risk.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta President and Chief Investment Officer	Michael P. Cogswell President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio are those of the Portfolio's investment manager and are not necessarily the opinions of Roszel Advisors, LLC or the investment manager of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2003 and may have changed since that date.

In addition to historical information, the "Portfolio Manager's Commentary" for a Portfolio may include forward-looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations on the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The investment manager of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedule of Investments:
Notes to Performance Information	4
Roszel/Lord Abbett Affiliated Portfolio	5
Roszel/PIMCO CCM Capital Appreciation Portfolio	9
Roszel/Lord Abbett Mid Cap Value Portfolio	13
Roszel/Seligman Mid Cap Growth Portfolio	17
Roszel/PIMCO Small Cap Value Portfolio	22
Roszel/JP Morgan Small Cap Growth Portfolio	26
Roszel/Delaware Trend Portfolio	32
Roszel/Lord Abbett Bond Debenture Portfolio	36
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	55
Independent Auditors' Report	60
Trust Management	61
Federal Tax Information	65

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Return Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total return includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total return does not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russel 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a broad market index which represents approximately 98% of the U.S. equity market.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index measures the performance the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

S&P Small Cap 600/Barra Growth Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.

4

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the Euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, gross domestic product (GDP) numbers showed that the U.S. economy expanded by an 8.2% annual rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture of the job market.

Factors Affecting the Portfolio's Performance

Stock selection within the information technology sector aided the Portfolio's performance relative to the Russell 1000 Value Index. In particular, several of the Portfolio's technology holdings benefited from stronger-than-anticipated quarterly earnings announcements and reported new product developments. The Portfolio's materials sector holdings also contributed positively to Portfolio performance for the eight-month period ending December 31, 2003. Several of the Portfolio's basic materials holdings benefited from strong third quarter earnings announcements. In addition, the Portfolio's overweight in the information technology and materials sectors, relative to the Russell 1000 Value Index, further added to its performance.

Stock selection within the consumer discretionary sector detracted from the Portfolio's relative performance for the period. Specifically, a portfolio consumer product manufacturer holding was hurt by weaker-than-anticipated reported sales in recent months. Stock selection and an overweight in the health care sector also hurt the Portfolio's relative performance during the eight months ended December 31, 2003. Certain Portfolio pharmaceutical company holdings, in particular, have been hurt by reported falling expectations and increased competition for drugs. Additionally, within the consumer staples sector, a Portfolio food processing company holding was hurt by an announced earnings revision during the fourth quarter.

Toward the end of 2003, we added selectively to some of the Portfolio's undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the Portfolio, focusing on consumer cyclical, basic materials and technology stocks, which we expect should benefit from continued strengthening in the U.S. economy. Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

5

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Total Returns
For Period Ended December 31, 2003

Since Inception†/††
Roszel/Lord Abbett Affiliated Portfolio	21.10%
Russell 1000 Value Index	25.62%
S&P 500 Index	22.76%

*	See Notes to Performance Information.

†	May 1, 2003.

††	Not annualized.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.2%
Citigroup, Inc.	2.8
Deere & Co.	2.6
International Paper Co.	2.5
EMC Corp.	2.4
Apple Computer, Inc.	2.3
American International Group, Inc.	2.2
Walt Disney Co.	2.2
Bank One Corp.	2.2
Xerox Corp.	2.2
Total	26.6%

Top Ten Industries**	Percentage of Net Assets
Media	9.8%
Banks	9.3
Machinery	6.3
Integrated Oil & Gas	6.1
Pharmaceuticals	6.0
Food Products	4.4
Diversified Telecommunication Services	3.9
Oil & Gas Equipment & Services	3.8
Metals & Mining	3.8
Chemicals	3.5
Total	56.9%

**	Excluding short-term investments and/or cash equivalents.

6

MLIG Variable Insurance Trust— Roszel/Lord Abbett Affiliated Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—97.5%
Airlines—0.9%
AMR Corp. *	11,449	$148,264
Delta Air Lines, Inc.	16,344	193,023
		341,287
Apparel Retail—2.6%
Gap, Inc.	26,401	612,767
Limited Brands, Inc.	17,825	321,385
		934,152
Application Software—0.1%
PeopleSoft, Inc. *	943	21,500

Banks—9.3%
Bank of New York Co., Inc.	9,444	312,785
Bank One Corp.	17,325	789,847
FleetBoston Financial Corp.	9,190	401,144
Mellon Financial Corp.	18,465	592,911
U.S. Bancorp	9,410	280,230
Wachovia Corp.	11,902	554,514
Wells Fargo & Co.	7,816	460,284
		3,391,715
Beverages—2.5%
Diageo plc, ADR	2,804	148,220
PepsiCo, Inc.	16,097	750,442
		898,662
Chemicals—3.5%
Du Pont (E.I.) de Nemours & Co.	7,940	364,367
Potash Corp. of Saskatchewan, Inc.	2,089	180,657
Praxair, Inc.	10,008	382,305
Rohm & Haas Co.	8,000	341,680
		1,269,009
Commercial Services & Supplies—1.1%
Waste Management, Inc.	13,401	396,670

Computer Hardware—2.3%
Apple Computer, Inc. *	39,266	839,114

Computer Storage & Peripherals—2.4%
EMC Corp. *	67,391	870,692

Diversified Financials—3.1%
Citigroup, Inc.	21,024	1,020,505
Goldman Sachs Group, Inc.	1,119	110,479
		1,130,984
Diversified Telecommunication Services—3.9%
BellSouth Corp.	4,990	141,217
Qwest Communications International, Inc. *	34,662	149,740
SBC Communications, Inc.	14,787	385,497
Verizon Communications, Inc.	21,362	749,379
		1,425,833
Electric Utilities—2.1%
Constellation Energy Group, Inc.	1,847	72,328
FPL Group, Inc.	2,862	187,232
Progress Energy, Inc.	8,088	366,063
Public Service Enterprise Group, Inc.	3,362	147,256
		772,879
Electrical Equipment—0.5%
Emerson Electric Co.	3,067	$198,588

Electronic Equipment & Instruments—0.9%
Agilent Technologies, Inc. *	7,525	220,031
Solectron Corp. *	16,600	98,106
		318,137
Food Products—4.4%
Archer-Daniels-Midland Co.	12,340	187,815
General Mills, Inc.	7,790	352,887
H.J. Heinz Co.	1,000	36,430
Kellogg Co.	7,754	295,272
Kraft Foods, Inc. (Class A)	15,709	506,144
Monsanto Co.	8,036	231,276
		1,609,824
General Merchandise Stores—1.3%
Target Corp.	12,130	465,792

Health Care Equipment & Services—2.1%
Baxter International, Inc.	5,118	156,201
Cardinal Health, Inc.	6,305	385,614
Cigna Corp.	3,000	172,500
Tenet Healthcare Corp. *	3,310	53,126
		767,441
Household Durables—0.5%
Newell Rubbermaid, Inc.	8,037	183,002

Household Products—0.3%
Kimberly-Clark Corp.	1,900	112,271

Industrial Conglomerates—1.7%
Tyco International, Ltd.	23,420	620,630

Insurance—3.0%
Allstate Corp. (The)	2,000	86,040
American International Group, Inc.	12,259	812,527
China Life Insurance Co. Ltd. *	400	13,188
Hartford Financial Services Group, Inc.	2,815	166,169
Travelers Property Casualty Corp. (Class B)	1,300	22,061
		1,099,985
Integrated Oil & Gas—6.1%
BP plc, ADR	6,095	300,788
Exxon Mobil Corp.	46,544	1,908,304
		2,209,092
Machinery—6.3%
Caterpillar, Inc.	3,671	304,766
Deere & Co.	14,706	956,625
Eaton Corp.	4,576	494,117
Illinois Tool Works, Inc.	5,517	462,931
Parker Hannifin Corp.	1,213	72,174
		2,290,613
Media—9.8%
Clear Channel Communications, Inc.	9,242	432,803
Comcast Corp. *	21,244	664,512
COX Communications, Inc. (Class A) *	4,100	141,245
Gannett Co., Inc.	1,531	136,504

See Notes to Financial Statements.

7

MLIG Variable Insurance Trust— Roszel/Lord Abbett Affiliated Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Media—(continued)
Tribune Co.	13,847	$714,505
Viacom, Inc. (Class B)	15,714	697,387
Walt Disney Co.	33,983	792,824
		3,579,780
Metals & Mining—3.8%
Alcoa, Inc.	19,117	726,446
Barrick Gold Corp.	6,000	136,260
Newmont Mining Corp.	11,059	537,578
		1,400,284
Office Electronics—2.2%
Xerox Corp. *	57,009	786,724

Oil & Gas Drilling—0.4%
GlobalSantaFe Corp.	5,800	144,014

Oil & Gas Equipment & Services—3.8%
Baker Hughes, Inc.	22,897	736,368
Schlumberger, Ltd.	12,177	666,325
		1,402,693
Paper & Forest Products—2.9%
International Paper Co.	20,878	900,051
Weyerhaeuser Co.	2,669	170,816
		1,070,867
Personal Products—1.4%
Gillette Co.	13,549	497,655

Pharmaceuticals—6.0%
Abbott Laboratories	4,290	199,914
Bristol-Myers Squibb Co.	1,696	48,506
Merck & Co., Inc.	7,901	365,026
Novartis AG, ADR	10,022	459,909
Schering-Plough Corp.	25,322	440,350
Wyeth	16,094	683,190
		2,196,895
Railroads—1.1%
Canadian National Railway Co.	1,166	73,785
CSX Corp.	6,516	234,185
Union Pacific Corp.	1,146	79,624
		387,594
Semiconductor Equipment—0.6%
Teradyne, Inc. *	8,302	$211,286

Semiconductors—0.4%
Texas Instruments, Inc.	5,549	163,030

Specialty Stores—0.4%
Staples, Inc. *	5,195	141,823

Telecommunications Equipment—2.6%
Corning, Inc. *	19,178	200,027
Motorola, Inc.	52,973	745,330
		945,357
Textiles & Apparel—1.2%
Nike, Inc. (Class B)	6,564	449,371
Total Common Stocks (Cost—$32,051,893)		35,545,245

	Principal Amount
Short-Term Securities—7.2%
Repurchase Agreement **—7.2%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $2,634,069 (Cost—$2,633,975)	$2,633,975	2,633,975
Total Investments—104.7% (Cost—$34,685,868)		38,179,220
Other Liabilities in Excess of Assets—(4.7%)		(1,707,563)
Net Assets—100.0%		$36,471,657

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

8

MLIG Variable Insurance Trust—
Roszel/PIMCO CCM Capital Appreciation Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

The year can be viewed in two segments, as the bear found a bottom in March and both the market and the economy started picking up thereafter. In January and February, the anticipation of war in Iraq cast uncertainty on the economy in general and the stock market in particular. Once the coalition troops entered Iraq, we saw a brief rally on the hope that the fighting would come to a quick end. However, major indexes trailed off again as it became clear that the war would last more than a few weeks. Markets continued to be very volatile, and upturns were not able to gain traction. Responding to the quick removal of Saddam Hussein from power in Iraq, investors marched back into equities in the second quarter. The economic recovery, though far from robust, seemed to be taking hold, and it continued to show improvement in the third quarter, with positive data in housing, manufacturing and factory orders. The one fly in the ointment was a relatively high rate of jobless claims, as many companies were focused on profit growth before building up their workforce. Economic data continued to improve in the final quarter. Lower oil prices kept inflation down; industrial production and manufacturing showed growth. Although the dollar has been weak against major currencies, it appears as though the Federal Reserve Board will hold interest rates steady at least for the next few months. The sell-off during the first two weeks in December hurt relative performance for 2003, but it was limited and stocks rebounded for the remainder of the year.

Factors Affecting the Portfolio's Performance

Since its inception on May 1, 2003, Roszel/PIMCO CCM Capital Appreciation Portfolio posted a substantial double-digit gain, though it was behind major benchmarks. The Technology sector posted the market's strongest gain for the year, and the Portfolio was well positioned to benefit. On average, the sector represented the portfolio's greatest concentration of exposure during the year, although we have been selective within the sector. We see greater potential in some segments than in others, and have found investment opportunities in storage, networking and some wireless services. On an absolute basis, Technology stocks were among the best contributors to the Portfolio's return. However, our concern regarding valuations kept us underweighted compared to the benchmark and therefore the sector detracted from relative performance. Many technology companies have seen earnings improvement through cost cutting and returning revenue growth as IT spending has begun to come back. However, both the hardware and software environments remain competitive, and recent spurts of growth in some segments might prove to be a result more of cyclical rather than secular factors. Therefore, while some additional earnings growth from technology companies might be expected, we are more likely to maintain or perhaps lower the portfolio's current level of exposure than we are to add to it.

Health Care holdings are moderately overweight relative to the benchmark, and had the most substantial positive impact on relative performance for the year. We have focused on companies that are growing through new technologies or new product launches, and benefiting from demographic trends. Pricing is favorable in many segments and balance sheets are strong, with companies paying down debt and buying back stock. The lion's share of the positive variance came from the Pharmaceutical group, where the portfolio's holdings consisted primarily of specialty pharmaceutical companies for most of the year, as opposed to the pharma giants.

The portfolio also has greater exposure to the Consumer Discretionary sector than the benchmark, and our stock selections made a positive relative contribution. There were two particular areas of strength during the year: The stock market's momentum led to gains by higher end retailers; and Internet-related companies did well, partly as a result of operating in an improving environment for Internet advertising spending. The portfolio's top four stocks by total return fell into one of these categories or the other.

We continue to manage portfolio exposure to ensure participation in the economic recovery currently under way. Many corporations are starting to compensate for a period of low capital expenditures, albeit at a cautious rate. Earnings growth is starting to pick up in some sectors, including industrials and commodities, that have been stagnant for some time, and we have increased exposure to them. We are still being selective in other areas, including Technology and Financial Services, where there are pockets of strength as well as weakness. In the long run, our focus on strong fundamentals, on sector leaders and on innovative products and services should continue to serve our clients well.

The preceding commentary was prepared by the Portfolio's investment manager, PIMCO Advisors Retail Holdings LLC/Cadence Capital Management LLC.

9

MLIG Variable Insurance Trust—
Roszel/PIMCO CCM Capital Appreciation Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Total Returns
For Period Ended December 31, 2003

Since Inception†/††
Roszel/PIMCO CCM Capital Appreciation Portfolio	18.30%
Russell 1000 Index	23.83%
S&P 500 Index	22.76%

*	See Notes to Performance Information.

†	May 1, 2003.

††	Not annualized.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	3.1%
Intel Corp.	2.2
Cisco Systems, Inc.	2.2
Nextel Communications, Inc. (Class A)	1.6
Pfizer, Inc.	1.6
General Electric Co.	1.5
Veritas Software Corp.	1.5
Qualcomm, Inc.	1.4
Fortune Brands, Inc.	1.4
United Parcel Service, Inc. (Class B)	1.3
Total	17.8%

Top Ten Industries**	Percentage of Net Assets
Diversified Financials	7.5%
Biotechnology	6.9
Semiconductors	6.7
Systems Software	5.7
Health Care Equipment & Services	4.8
Pharmaceuticals	4.7
Oil & Gas Exploration & Production	4.4
Machinery	4.4
Telecommunications Equipment	3.6
Computer Hardware	3.3
Total	52.0%

**	Excluding short-term investments and/or cash equivalents.

10

MLIG Variable Insurance Trust— Roszel/PIMCO CCM Capital Appreciation Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—97.3%
Aerospace & Defense—1.3%
United Technologies Corp.	23,120	$2,191,082
Air Freight & Couriers—2.4%
FedEx Corp.	25,300	1,707,750
United Parcel Service, Inc. (Class B)	30,500	2,273,775
		3,981,525
Apparel Retail—1.3%
Coach, Inc. *	57,200	2,159,300
Application Software—3.2%
Electronic Arts, Inc. *	35,700	1,705,746
Mercury Interactive Corp. *	38,100	1,853,184
Symantec Corp. *	54,100	1,874,565
		5,433,495
Banks—2.3%
Bank of America Corp.	24,730	1,989,034
Golden West Financial Corp.	19,200	1,981,248
		3,970,282
Beverages—1.3%
Anheuser-Busch Cos., Inc.	40,240	2,119,843
Biotechnology—6.9%
Amgen, Inc. *	27,250	1,684,050
Celgene Corp. *	44,800	2,016,896
Chiron Corp. *	36,900	2,102,931
Genentech, Inc. *	24,000	2,245,680
Genzyme Corp. - General Division *	32,800	1,618,352
Millennium Pharmaceuticals, Inc. *	107,000	1,997,690
		11,665,599
Building Products—1.0%
D.R. Horton, Inc.	39,920	1,726,939
Chemicals—1.0%
Dow Chemical Co.	42,200	1,754,254
Commercial Services & Supplies—2.4%
Apollo Group, Inc. (Class A) *	33,150	2,254,200
Cendant Corp. *	84,900	1,890,723
		4,144,923
Computer & Electronics Retail—2.1%
Best Buy Co., Inc.	35,600	1,859,744
Harman International Industries, Inc.	23,400	1,731,132
		3,590,876
Computer Hardware—3.3%
Apple Computer, Inc. *	92,300	1,972,451
Dell, Inc. *	55,590	1,887,836
International Business Machines Corp.	18,250	1,691,410
		5,551,697
Computer Storage & Peripherals—1.1%
EMC Corp. *	139,810	1,806,345
Diversified Financials—7.5%
Capital One Financial Corp.	27,500	1,685,475
CIT Group, Inc.	50,400	1,811,880
Citigroup, Inc.	35,380	1,717,345
Franklin Resources, Inc.	34,800	$1,811,688
J.P. Morgan Chase & Co.	47,280	1,736,595
MBNA Corp.	67,900	1,687,315
Morgan Stanley Co.	38,000	2,199,060
		12,649,358
Electric Utilities—1.0%
Southern Co.	56,470	1,708,218
Electrical Equipment—1.0%
National Semiconductor Corp. *	42,600	1,678,866
Health Care Equipment & Services—4.8%
Bard (C.R.), Inc.	21,400	1,738,750
Boston Scientific Corp. *	23,700	871,212
Guidant Corp.	32,600	1,962,520
UnitedHealth Group, Inc.	30,200	1,757,036
Varian Medical Systems, Inc. *	27,330	1,888,503
		8,218,021
Home Improvement Retail—0.9%
Lowe's Cos., Inc.	28,650	1,586,924
Household Durables—1.4%
Fortune Brands, Inc.	33,750	2,412,787
Household Products—1.1%
Procter & Gamble Co.	17,920	1,789,850
Industrial Conglomerates—1.5%
General Electric Co.	83,800	2,596,124
Insurance—1.1%
Allstate Corp. (The)	41,550	1,787,481
Integrated Oil & Gas—2.2%
ConocoPhillips, Inc.	28,600	1,875,302
Occidental Petroleum Corp.	44,560	1,882,214
		3,757,516
Internet Software & Services—1.1%
Yahoo!, Inc. *	41,280	1,864,618
Leisure Facilities—1.1%
International Game Technology	53,500	1,909,950
Machinery—4.4%
Caterpillar, Inc.	20,100	1,668,702
Deere & Co.	29,200	1,899,460
Ingersoll-Rand Co. (Class A)	28,600	1,941,368
Parker Hannifin Corp.	31,500	1,874,250
		7,383,780
Metals & Mining—3.0%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	40,000	1,685,200
Newmont Mining Corp.	34,700	1,686,767
Phelps Dodge Corp. *	22,700	1,727,243
		5,099,210
Networking Equipment—2.2%
Cisco Systems, Inc. *	151,450	3,678,720
Oil & Gas Exploration & Production—4.4%
Anadarko Petroleum Corp.	35,100	1,790,451
Apache Corp.	25,240	2,046,964
EOG Resources, Inc.	39,950	1,844,491
XTO Energy, Inc.	65,300	1,847,990
		7,529,896

See Notes to Financial Statements.

11

MLIG Variable Insurance Trust— Roszel/PIMCO CCM Capital Appreciation Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Paper & Forest Products—1.1%
Weyerhaeuser Co.	28,400	$1,817,600
Personal Products—1.0%
Avon Products, Inc.	24,740	1,669,703
Pharmaceuticals—4.7%
Johnson & Johnson	32,800	1,694,448
Pfizer, Inc.	74,400	2,628,552
Teva Pharmaceutical Industries Ltd., ADR	35,000	1,984,850
Watson Pharmaceuticals, Inc. *	37,080	1,705,680
		8,013,530
Restaurants—2.3%
McDonald's Corp.	84,800	2,105,584
Wendy's International, Inc.	43,500	1,706,940
		3,812,524
Semiconductor Equipment—1.2%
Applied Materials, Inc. *	89,700	2,013,765
Semiconductors—6.7%
Analog Devices, Inc. *	47,800	2,182,070
Intel Corp.	114,600	3,690,120
Linear Technology Corp.	40,900	1,720,663
QLogic Corp. *	33,150	1,710,540
Texas Instruments, Inc.	71,500	2,100,670
		11,404,063
Systems Software—5.7%
Adobe Systems, Inc.	47,360	1,861,248
Microsoft Corp.	192,980	5,314,669
Veritas Software Corp. *	68,190	2,533,941
		9,709,858
Telecommunications Equipment—3.6%
Corning, Inc. *	180,900	1,886,787
Motorola, Inc.	124,800	1,755,936
Qualcomm, Inc.	45,500	2,453,815
		6,096,538
Textiles & Apparel—1.1%
Nike, Inc. (Class B)	26,500	1,814,190
Wireless Telecommunication Services—1.6%
Nextel Communications, Inc. (Class A) *	99,460	2,790,848
Total Common Stocks (Cost—$154,947,435)		164,890,098

	Principal Amount	Value
Short-Term Securities—5.2%
Repurchase Agreement **—5.2%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $8,891,083 (Cost—$8,890,767)	$8,890,767	$8,890,767
Total Investments—102.5%
(Cost—$163,838,202)		173,780,865
Other Liabilities in Excess of Assets—(2.5)%		(4,285,865)

Net Assets—100.0%		$169,495,000

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, gross domestic product (GDP) numbers showed that the U.S. economy expanded by an 8.2% annual rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture of the job market.

Factors Affecting the Portfolio's Performance

Stock selection in the materials and processing sector detracted from relative performance versus the Russell Midcap Value Index for the twelve-month period ended December 31, 2003, as returns of certain Portfolio holdings within the chemical manufacturing industry trailed those of the Russell Midcap Value Index's sector holdings. Stock selection in the producer durables sector also hurt relative returns for the time period. Certain Portfolio holdings within the construction and agricultural machinery industry suffered as a result of a slumping industry, which is partially due to customers' postponed equipment purchases. Additionally, the Portfolio's lack of exposure to the technology sector hurt relative returns. The Russell Midcap Value Index's sector holdings performed well, and as such, having limited exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the sector.

The Portfolio's relative overweight position in the strong performing health care sector, combined with stock selection, aided relative returns for the time period. Certain Portfolio holdings in the retail drug industry performed well in 2003, as investors gravitated to lower cost drug providers. Additionally, the Portfolio's underweight position in the consumer staples sector helped relative performance, as sector holdings did not keep pace with other, stronger performing sectors.

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

Recent feedback from meetings with management of a number of companies the Portfolio is invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve – albeit unevenly across the economic sectors – and should aid corporate profitability going forward. In our opinion, the next step should be for manufacturing volumes to increase, further leveraging the growth in earnings.

As a result of governmental actions to pump liquidity into the world's financial system, it is our opinion that 2003 was marked more by speculation and valuation expansion than by the solid metrics that we rely on to implement the Portfolio's investment process. We do not expect this to continue indefinitely, and look forward to the certain return to solid investment principles in the not too distant future that have been the foundation of our success.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	24.71%	8.25%
Russell Midcap Value Index	38.07%	13.73%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Eastman Chemical Co.	2.8%
Georgia-Pacific Corp.	2.7
Monsanto Co.	2.7
Everest Re Group, Ltd.	2.5
XL Capital Ltd. (Class A)	2.4
SAFECO Corp.	2.4
Halliburton Co.	2.4
Dana Corp.	2.4
Bausch & Lomb, Inc.	2.3
Pactiv Corp.	2.3
Total	24.9%

Top Ten Industries**	Percentage of Net Assets
Insurance	10.7%
Health Care Equipment & Services	8.2
Chemicals	7.2
Food Products	5.5
Electric Utilities	5.2
Household Durables	4.9
Specialty Stores	4.6
Paper & Forest Products	4.5
Containers & Packaging	4.1
Trading Companies & Distributors	3.7
Total	58.6%

**	Excluding short-term investments and/or cash equivalents.

14

MLIG Variable Insurance Trust— Roszel/Lord Abbett Mid Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—96.9%
Application Software—1.1%
Cadence Design Systems, Inc. *	83,300	$1,497,734
Auto Components—2.4%
Dana Corp.	176,700	3,242,445
Casinos & Gaming—1.5%
Park Place Entertainment Corp.	189,600	2,053,368
Chemicals—7.2%
Crompton Corp.	219,600	1,574,532
Eastman Chemical Co.	96,100	3,798,833
IMC Global, Inc.	211,400	2,099,202
Potash Corp. of Saskatchewan, Inc.	27,700	2,395,496
		9,868,063
Containers & Packaging—4.1%
Ball Corp.	40,800	2,430,456
Pactiv Corp. *	133,500	3,190,650
		5,621,106
Department Stores—3.0%
Federated Department Stores, Inc.	13,100	617,403
J.C. Penney Co., Inc.	108,700	2,856,636
May Department Stores Co. (The)	21,700	630,819
		4,104,858
Diversified Financials—0.8%
Gallagher (Arthur J.) & Co.	34,600	1,124,154
Electric Utilities—5.2%
Ameren Corp.	64,100	2,948,600
CMS Energy Corp. *	194,400	1,656,288
Northeast Utilities	127,100	2,563,607
		7,168,495
Electrical Equipment—2.1%
Hubbell, Inc. (Class B)	66,200	2,919,420
Food Products—5.5%
Archer-Daniels-Midland Co.	174,900	2,661,978
Dean Foods Co. *	16,700	548,929
Monsanto Co.	127,000	3,655,060
Smithfield Foods, Inc. *	33,300	689,310
		7,555,277
Food Retail—0.5%
Safeway, Inc. *	31,000	679,210
Gas Utilities—2.2%
NiSource, Inc.	68,800	1,509,472
Southwest Gas Corp.	70,300	1,578,235
		3,087,707
General Merchandise Stores—1.6%
Big Lots, Inc. *	155,400	2,208,234
Health Care Equipment & Services—8.2%
Aetna, Inc.	43,300	2,926,214
Bausch & Lomb, Inc.	62,000	3,217,800
Caremark Rx, Inc. *	106,400	2,695,112
Health Net, Inc. *	73,800	2,413,260
		11,252,386
Household Durables—4.9%
Leggett & Platt, Inc.	80,500	$1,741,215
Newell Rubbermaid, Inc.	85,900	1,955,943
Snap-On, Inc.	93,900	3,027,336
		6,724,494
Insurance—10.7%
Everest Re Group, Ltd.	40,800	3,451,680
PartnerRe Ltd.	49,600	2,879,280
PMI Group, Inc.	34,200	1,273,266
SAFECO Corp.	84,800	3,301,264
Transatlantic Holdings, Inc.	5,500	444,400
XL Capital Ltd. (Class A)	42,900	3,326,895
		14,676,785
Machinery—3.7%
CNH Global NV	59,120	981,392
Cummins, Inc.	37,000	1,810,780
Timken Co.	115,100	2,308,906
		5,101,078
Media—1.2%
Interpublic Group of Cos., Inc. *	103,500	1,614,600
Multi-Utilities—0.5%
Puget Energy, Inc.	26,800	637,036
Networking Equipment—0.4%
Avaya, Inc. *	38,700	500,778
Oil & Gas Drilling—2.8%
GlobalSantaFe Corp.	62,200	1,544,426
Pride International, Inc. *	123,900	2,309,496
		3,853,922
Oil & Gas Equipment & Services—2.4%
Halliburton Co.	125,300	3,257,800
Oil & Gas Exploration & Production—2.0%
EOG Resources, Inc.	58,900	2,719,413
Paper & Forest Products—4.5%
Georgia-Pacific Corp.	120,126	3,684,264
MeadWestvaco Corp.	85,200	2,534,700
		6,218,964
Pharmaceuticals—1.9%
King Pharmaceuticals, Inc. *	66,300	1,011,738
Mylan Laboratories, Inc.	66,050	1,668,423
		2,680,161
Real Estate—3.3%
Health Care Property Investors, Inc.	5,100	259,080
Healthcare Realty Trust, Inc.	55,200	1,973,400
Host Marriott Corp. *	189,900	2,339,568
		4,572,048
Restaurants—0.5%
Yum! Brands, Inc. *	19,000	653,600
Specialty Stores—4.6%
American Greetings Corp. (Class A) *	29,700	649,539
Foot Locker, Inc.	117,900	2,764,755
Office Depot, Inc. *	171,400	2,864,094
		6,278,388

See Notes to Financial Statements.

15

MLIG Variable Insurance Trust— Roszel/Lord Abbett Mid Cap Value Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Systems Software—1.7%
Sybase, Inc. *	115,700	$2,381,106
Textiles & Apparel—2.7%
Payless Shoesource, Inc. *	93,500	1,252,900
Tommy Hilfiger Corp. *	165,800	2,455,498
		3,708,398
Trading Companies & Distributors—3.7%
Genuine Parts Co.	92,200	3,061,040
WW Grainger, Inc.	43,600	2,066,204
		5,127,244
Total Common Stocks
(Cost—$108,568,457)		133,088,272

	Principal Amount	Value
Short-Term Securities—4.2%
Repurchase Agreement **— 4.2%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $5,764,535 (Cost—$5,764,330)	$5,764,330	$5,764,330
Total Investments—101.1%
(Cost—$114,332,787)		138,852,602
Other Liabilities in Excess of Assets—(1.1)%		(1,576,478)
Net Assets—100.0%		$137,276,124

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

16

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Market conditions and equity performance improved dramatically in 2003, responding favorably to improving geopolitical and strong economic and corporate developments.

The economy has now seen two years of positive growth, with the second and third quarters of 2003 posting accelerating annualized real rate of GDP growth of 3.1% and 8.2% respectively. This recovery has primarily been fueled by historically low interest rates, positive fiscal policies, and highly accommodative monetary policies. Consumer spending remained strong, driven, in our opinion, by reduced marginal tax rates, tax rebates and a low interest rate environment that provided homeowners the opportunity to restructure debt, refinance existing mortgages and tap into home equity. The low interest rate environment also allowed corporations to restructure balance sheets and refinance debt at much lower rates. This provided corporations with working capital, improving financial conditions for business expansion leading to margin improvements and stronger operating profits.

Factors Affecting the Portfolio's Performance

For the year ended December 31, 2003, Roszel/Seligman Mid Cap Growth Portfolio underperformed the benchmark Russell Midcap Growth Index. Since the launch of the Portfolio in July of 2002, continuing throughout 2003, the Portfolio was positioned for an improving economy. Portfolio construction favored sectors that were cyclical in nature and highly leveraged to strong economic growth. Because we were early in anticipating an economic and market recovery, the Portfolio's underperfomance in the first half of 2003 hampered our overall performance versus the benchmark for the year as a whole.

In June of 2003, there was an inflection point in the market. As the economy improved, equities responded favorably and the sectors that historically benefit most from economic growth began to lead the market advance. As a result, the Portfolio posted strong performance both on an absolute basis and relative to its benchmark during the second half of the year.

The Portfolio's overweighting in information technology was a positive contributor to the absolute performance of the Portfolio as technology was one of the best performing sectors within the benchmark. On a relative basis, however, the Portfolio's holdings in this sector did not perform as strongly as those of the benchmark. The Portfolio increased its weighting in this sector during the year because of our faith in the economic recovery. Technology companies, we believed, would be among the first and largest beneficiaries of the economic recovery because we believed that increased corporate spending in the form of capital expenditures would help drive the recovery. We had identified other positive factors within the technology sector that made us favor these stocks, including reduced inventories, reduced excess manufacturing capacity, and new product cycles coming to market.

The Portfolio maintained significant exposure to the consumer discretionary sector, yet maintained a relative underweight position versus the benchmark. Since its inception in July 2002, the Portfolio has had less than the benchmark's exposure to the consumer discretionary sector, largely because consumer spending had remained strong throughout the economic downturn. We felt that expectations and valuations had become somewhat high for these stocks, and we were concerned that the group would underperform. The decision to underweight the sector benefited the Portfolio's returns for the year because the sector was among the benchmark's weakest areas. Additionally, the consumer discretionary stocks that were in the Portfolio outperformed those in the same sector of the benchmark, and as a result, the sector contributed positively to the Portfolio's returns for the year both on an absolute and relative basis.

Health care was another large sector weighting, and the Portfolio was nearly equal weighted with its benchmark in this sector. The Portfolio's health care holdings as a group delivered generally strong absolute performance for the year; however, on a relative basis, they underperformed those in the same sector as the benchmark. Our investments in this sector are now focused on higher growth companies, such as biotechnology.

17

The Portfolio was overweight versus the benchmark in the industrial sector and basic materials sector throughout the year. These overweight positions were put into place because industrial and basic materials stocks typically are among the major beneficiaries of an economic recovery. Both sectors underperformed the overall benchmark and their respective sectors of the benchmarks for the year. However, as the economy improved and earnings exceeded expectations in the second half of the year, the investments in these two sectors provided strong positive absolute returns and contributed to the Portfolio's performance relative to their respective sectors of the benchmark during that six-month period.

The preceding commentary was prepared by the Portfolio's investment manager, J. & W. Seligman & Co. Incorporated.

18

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Seligman Mid Cap Growth Portfolio	33.33%	14.41%
Russell Midcap Growth Index	42.71%	18.52%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Ameritrade Holding Corp.	3.1%
MeadWestvaco Corp.	2.6
Allied Waste Industries, Inc.	2.0
CSX Corp.	2.0
Rockwell Automation, Inc.	1.9
Biogen Idec, Inc.	1.8
Staples, Inc.	1.7
Networks Associates, Inc.	1.7
Univision Communications, Inc. (Class A)	1.7
St. Jude Medical, Inc.	1.6
Total	20.1%

Top Ten Industries**	Percentage of Net Assets
Health Care Equipment & Services	10.2%
Biotechnology	9.7
Commercial Services & Supplies	6.2
Electronic Equipment & Instruments	5.0
Diversified Financials	4.6
Application Software	3.7
Media	3.5
Paper & Forest Products	2.6
Chemicals	2.5
Systems Software	2.4
Total	50.4%

**	Excluding short-term investments and/or cash equivalents.

19

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—90.4%
Apparel Retail—1.5%
Chico's FAS, Inc. *	10,640	$393,148
Claire's Stores, Inc.	5,600	105,504
		498,652
Application Software—3.7%
Citrix Systems, Inc. *	5,810	123,230
Mercury Interactive Corp. *	5,370	261,197
Siebel Systems, Inc. *	35,410	491,137
Symantec Corp. *	4,840	167,706
Synopsys, Inc. *	5,010	169,137
		1,212,407
Beverages—1.0%
Pepsi Bottling Group, Inc.	12,900	311,922
Biotechnology—9.7%
Affymetrix , Inc. *	19,000	467,590
Biogen Idec, Inc. *	16,172	594,806
Chiron Corp. *	7,790	443,952
Genzyme Corp. - General Division *	5,810	286,666
Invitrogen Corp. *	5,400	378,000
Martek Biosciences Corp. *	3,900	253,383
Medimmune, Inc. *	12,355	313,817
Millennium Pharmaceuticals *	13,400	250,178
Protein Design Labs, Inc. *	5,700	102,030
Telik, Inc. *	3,900	89,739
		3,180,161
Casinos & Gaming—2.1%
Mandalay Resort Group	7,300	326,456
Station Casinos, Inc.	11,600	355,308
		681,764
Chemicals—2.5%
Georgia Gulf Corp.	11,290	326,055
Lyondell Chemical Co.	28,920	490,194
		816,249
Commercial Services & Supplies—6.2%
Allied Waste Industries, Inc. *	47,200	655,136
Ceridian Corp. *	10,710	224,268
Fiserv, Inc. *	10,300	406,953
H&R Block, Inc.	3,170	175,523
IMS Health, Inc.	8,500	211,310
Robert Half International, Inc. *	15,030	350,800
		2,023,990
Computer Storage & Peripherals—1.6%
Lexmark International, Inc. *	4,100	322,424
Network Appliance, Inc. *	9,700	199,141
		521,565
Construction & Engineering—0.5%
Chicago Bridge & Iron Co. NV	5,900	170,510
Construction Materials—0.5%
Tractor Supply Co. *	4,100	159,449
Containers & Packaging—1.6%
Ball Corp.	8,700	518,259
Diversified Financials—4.6%
Ameritrade Holding Corp. *	72,700	$1,022,889
T Rowe Price Group, Inc.	10,100	478,841
		1,501,730
Electrical Equipment—1.9%
Rockwell Automation, Inc.	17,895	637,062
Electronic Equipment & Instruments—5.0%
Flextronics International Ltd. *	17,550	260,442
Gentex Corp.	11,660	514,906
Molex, Inc.	12,810	446,941
Vishay Intertechnology, Inc. *	18,940	433,726
		1,656,015
Food Products—1.1%
Smithfield Foods, Inc. *	17,840	369,288
Health Care Equipment & Services—10.2%
Anthem, Inc. *	2,100	157,500
Biomet, Inc.	4,310	156,927
Caremark Rx, Inc. *	14,200	359,686
Cigna Corp.	1,800	103,500
Gen-Probe, Inc. *	4,900	178,703
Henry Schein, Inc. *	7,400	500,092
Inamed Corp. *	3,900	187,434
Laboratory Corp. of America Holdings *	5,600	206,920
Millipore Corp. *	9,000	387,450
St. Jude Medical, Inc. *	8,470	519,635
Visx, Inc. *	16,100	372,715
Zimmer Holdings, Inc. *	3,280	230,912
		3,361,474
Hotels—0.9%
Royal Caribbean Cruises Ltd.	8,200	285,278
Household Durables—0.9%
Miller Herman, Inc.	11,700	283,959
Household Products—0.8%
Clorox Co.	5,500	267,080
Internet Software & Services—1.2%
Cognizant Tech Solutions Corp. *	1,300	59,332
VeriSign, Inc. *	20,900	340,670
		400,002
IT Consulting & Services—0.6%
Unisys Corp. *	12,500	185,625
Leisure Facilities—1.0%
International Game Technology	9,600	342,720
Leisure Products—1.5%
Brunswick Corp.	15,500	493,365
Machinery—0.8%
Navistar International Corp. *	5,680	272,015

Marine—0.7%
CP Ships Ltd.	11,800	245,086

See Notes to Financial Statements.

20

MLIG Variable Insurance Trust— Roszel/Seligman Mid Cap Growth Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value

Common Stocks—(continued)
Media—3.5%
Emmis Communications Corp. (Class A) *	12,900	$348,945
Interpublic Group of Cos., Inc. *	16,400	255,840
Univision Communications, Inc. (Class A) *	13,650	541,769
		1,146,554
Networking Equipment—0.7%
Juniper Networks, Inc. *	11,660	217,809
Office Electronics—0.8%
Zebra Technologies Corp. (Class A) *	3,995	265,148
Oil & Gas Equipment & Services—1.5%
Smith International, Inc. *	11,900	494,088
Paper & Forest Products—2.6%
MeadWestvaco Corp.	29,200	868,700
Pharmaceuticals—2.2%
Angiotech Pharmaceuticals, Inc. *	5,000	230,000
OSI Pharmaceuticals, Inc. *	2,600	83,746
Taro Pharmaceutical *	1,100	70,950
Watson Pharmaceuticals, Inc. *	7,100	326,600
		711,296
Railroads—2.0%
CSX Corp.	18,000	646,920
Restaurants—2.3%
PF Chang's China Bistro, Inc. *	3,930	199,958
Starbucks Corp. *	7,110	235,057
Wendy's International, Inc.	4,700	184,428
Yum! Brands, Inc. *	3,500	120,400
		739,843
Semiconductor Equipment—1.3%
KLA-Tencor Corp. *	3,785	222,066
Novellus Systems, Inc. *	5,010	210,670
		432,736
Semiconductors—1.8%
Broadcom Corp. (Class A) *	6,580	224,312
PMC-Sierra, Inc. *	8,000	161,200
QLogic Corp. *	3,870	199,692
		585,204
Specialty Stores—2.1%
Petsmart, Inc.	5,400	$128,520
Staples, Inc. *	20,910	570,843
		699,363
Systems Software—2.4%
Networks Associates, Inc. *	37,300	560,992
Veritas Software Corp. *	5,840	217,014
		778,006
Telecommunications Equipment—1.0%
Arris Group, Inc. *	11,100	80,364
JDS Uniphase Corp. *	23,500	85,775
UTStarcom, Inc. *	4,520	167,556
		333,695
Textiles & Apparel—1.8%
Reebok International Ltd.	11,200	440,384
Urban Outfitters, Inc. *	4,300	159,315
		599,699
Trading Companies & Distributors—1.4%
Fastenal Co.	9,095	454,204

Wireless Telecommunication Services—0.9%
Nextel Communications, Inc. (Class A) *	10,190	285,931
Total Common Stocks
(Cost—$25,554,755)		29,654,823

	Principal Amount
Short-Term Securities—9.5%
Repurchase Agreement **—9.5%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $3,119,990 (Cost—$3,119,879)	$3,119,879	3,119,879
Total Investments—99.9%
(Cost—$28,674,634)		32,774,702
Other Assets Less Liabilities—0.1%		17,804
Net Assets—100.0%		$32,792,506

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

21

MLIG Variable Insurance Trust—
Roszel/PIMCO Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Last year's gains came in three main surges: the first one started in the wake of the war with Iraq from mid-March to June as investors became more optimistic about an impending economic recovery. The second rally lasted from August to mid-October when the recovery began to materialize in better-than-expected corporate profits and improving job numbers. It is worth noting that small firms – after a long hiatus – started hiring again, spurred by the Bush administration's tax incentives. Following some signs of fatigue in November, stocks staged another strong rally in mid-December with the S&P 500 Index ending the year on the plus side for the first time since 1999.

Equity securities posting the strongest returns had several characteristics in common: their market capitalizations were in the smallest quintile; the vast majority did not pay a dividend, but had high betas and high P/E ratios, no visible earnings-per-share, and a share price of under $5.00. Stocks with these specifics were primarily part of the technology sector, which is why tech holdings were among the biggest gainers during the year. In fact, technology stocks rallied so strongly that some investors started to refer to similarities between last year's rebound and the "tech bubble" that burst in the year 2000.

During the fourth quarter, some shifts in investor preference took place. The strongest performers in this period were part of the cyclical sectors, such as autos & transportation, materials & processing, producer durables and energy. However, within these sectors investors still favored stocks with higher earnings multiples, no dividends, higher price volatility and more debt.

Factors Affecting the Portfolio's Performance

The disparity between the market development and our investment philosophy was the main reason for the Portfolio's relative underperformance compared to its benchmark. The Portfolio gained 33.19%, which compares to a 46.03% increase for the Russell 2000 Value Index. We strictly adhered to our intrinsic value discipline, which focuses on dividend-yielding stocks with low valuations. As a result, we were heavily under-weighted in the technology sector because we find that valuations are too high and hardly any tech stock pays a dividend.

On a sector level, overweighting producer durables aided results, while underweighting technology – as mentioned earlier – hurt performance.

Among individual holdings, Massey Energy Corp. had the strongest run-up during the year, appreciating a stellar 115.64%. Massey Energy Corp. produces, processes and sells coal through its processing and shipping centers. Coal producer Arch Coal, a new position that we established during 2003, also increased strongly. The share price increase for both stocks can mainly be attributed to last year's higher oil prices, which resulted in a more favorable pricing environment for coal producing companies. Acuity Brands, a world leader in lighting fixtures, was also among the top contributors to positive results. The company's shares gained 94.98% during the year as a result of its focus on cash flow by reducing inventory and holding down spending. Materials and services company Wellman was the top detractor to performance on disappointing earnings reports for the second and third quarter.

Looking ahead, we doubt that the lower quality stocks with high P/E's, high beta, and low dividend yields will continue to outperform, especially given the fact that the overall market has already discounted a robust economic scenario. We continue to believe our preference for a company with an established dividend program, low debt, and a well-focused business model will bode well for investors over the longer term.

The preceding commentary was prepared by the Portfolio's investment manager, PIMCO Advisors Retail Holdings LLC/NFJ Investment Group L.P.

22

MLIG Variable Insurance Trust—
Roszel/PIMCO Small Cap Value Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/PIMCO Small Cap Value Portfolio	33.19%	16.07%
Russell 2000 Value Index	46.03%	13.30%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Massey Energy Co.	1.1%
Hughes Supply, Inc.	0.9
Precision Castparts Corp.	0.9
Frontline Ltd.	0.9
Pennsylvania Virginia Corp.	0.9
Brown Shoe Co., Inc.	0.9
Teekay Shipping Corp.	0.9
Curtiss-Wright Corp.	0.9
Helmerich & Payne, Inc.	0.8
Commercial Metals Co.	0.8
Total	9.0%

Top Ten Industries**	Percentage of Net Assets
Real Estate	6.4%
Gas Utilities	5.3
Banks	4.8
Metals & Mining	3.5
Food Retail	3.1
Oil & Gas Exploration & Production	3.1
Marine	2.6
Distributors	2.5
Health Care Equipment & Services	2.4
Food Products	2.4
Total	36.1%

**	Excluding short-term investments and/or cash equivalents.

23

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—74.0%
Aerospace & Defense—1.6%
Curtiss-Wright Corp.	12,000	$540,120
Kaman Corp. (Class A)	37,900	482,467
		1,022,587
Airport Services—0.8%
World Fuel Services Corp.	15,000	509,250

Apparel Retail—1.6%
Burlington Coat Factory Warehouse Corp.	23,900	505,724
Cato Corp. (Class A)	24,800	508,400
		1,014,124
Auto Components—1.4%
ArvinMeritor, Inc.	18,100	436,572
McGrath Rentcorp	16,800	457,800
		894,372
Automobiles—0.9%
Precision Castparts Corp.	12,200	554,002

Banks—4.8%
BancorpSouth, Inc.	20,600	488,632
Chittenden Corp.	5,200	174,928
Commercial Federal Corp.	17,200	459,412
Old National Bancorp	21,300	486,705
Seacoast Financial Services Corp.	16,500	452,265
Susquehanna Bancshares, Inc.	19,500	487,695
Washington Federal, Inc.	16,600	471,440
		3,021,077
Biotechnology—0.8%
Landauer, Inc.	12,300	501,594

Building Products—0.7%
York International Corp.	11,600	426,880

Chemicals—1.6%
Lubrizol Corp.	15,500	504,060
Methanex Corp.	44,100	495,243
		999,303
Commercial Services & Supplies—1.5%
Banta Corp.	11,900	481,950
Ennis Business Forms, Inc.	31,200	477,360
		959,310
Construction & Engineering—1.6%
Crane Co.	16,900	519,506
Harsco Corp.	11,600	508,312
		1,027,818
Distributors—2.5%
Hughes Supply, Inc.	11,800	585,516
Owens & Minor, Inc.	22,500	492,975
Sturm Ruger & Co., Inc	41,400	470,718
		1,549,209
Diversified Financials—1.5%
Amcore Financial, Inc.	17,300	467,446
Provident Financial Group, Inc.	15,000	479,250
		946,696
Electric Utilities—1.6%
OGE Energy Corp.	20,600	$498,314
PNM Resources, Inc	17,400	488,940
		987,254
Electrical Equipment—1.5%
Acuity Brands, Inc.	19,100	492,780
Barnes Group, Inc.	14,800	478,188
		970,968
Electronic Equipment & Instruments—1.4%
Analogic Corp.	9,900	405,900
Methode Electronics, Inc. (Class A)	41,000	501,430
		907,330
Food Products—2.4%
Corn Products International, Inc.	14,100	485,745
Sensient Technologies Corp.	25,900	512,043
Universal Corp.	11,300	499,121
		1,496,909
Food Retail—3.1%
Casey's General Stores, Inc.	28,600	505,076
Fresh Del Monte Produce, Inc.	20,500	488,515
Ruddick Corp.	27,900	499,410
Weis Markets, Inc	13,400	486,420
		1,979,421
Gas Utilities—5.3%
Atmos Energy Corp.	20,200	490,860
Nicor, Inc.	14,200	483,368
Northwest Natural Gas Co.	15,300	470,475
Peoples Energy Corp.	11,100	466,644
UGI Corp.	14,000	474,600
Vectren Corp.	19,000	468,350
WGL Holdings, Inc.	16,800	466,872
		3,321,169
Health Care Equipment & Services—2.4%
Arrow International, Inc.	19,000	474,620
Cooper Cos., Inc.	11,200	527,856
Invacare Corp.	12,300	496,551
		1,499,027
Household Durables—2.2%
Lancaster Colony Corp.	10,900	492,244
Libbey, Inc.	16,700	475,616
Tupperware Corp.	24,400	423,096
		1,390,956
Industrial Conglomerates—0.8%
Teleflex, Inc.	10,000	483,300
Insurance—2.3%
AmerUs Group Co.	14,100	493,077
Delphi Financial Group, Inc. (Class A)	13,650	491,400
Landamerica Financial Group, Inc.	9,200	480,792
		1,465,269
Integrated Oil & Gas—1.6%
Cabot Oil & Gas Corp. (Class A)	17,000	498,950
National Fuel Gas Co.	19,700	481,468
		980,418

See Notes to Financial Statements.

24

MLIG Variable Insurance Trust— Roszel/PIMCO Small Cap Value Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Leisure Products—1.6%
Arctic Cat, Inc.	20,400	$503,880
Callaway Golf Co.	29,800	502,130
		1,006,010
Machinery—1.6%
Lincoln Electric Holdings, Inc.	20,200	499,748
Regal Beloit Corp.	22,100	486,200
		985,948
Marine—2.6%
Alexander & Baldwin, Inc.	15,000	505,350
Frontline Ltd.	21,700	552,699
Teekay Shipping Corp.	9,600	547,488
		1,605,537
Metals & Mining—3.5%
Arch Coal, Inc.	16,400	511,188
Commercial Metals Co.	17,500	532,000
Massey Energy Co.	32,400	673,920
Valmont Industries, Inc.	21,300	493,095
		2,210,203
Multi-Utilities—0.8%
Cleco Corp.	26,700	480,066

Oil & Gas Drilling—0.8%
Helmerich & Payne, Inc.	19,100	533,463

Oil & Gas Equipment & Services—0.8%
Tidewater, Inc.	16,000	478,080

Oil & Gas Exploration & Production—3.1%
Berry Petroleum Co. (Class A)	24,000	486,000
Energen Corp.	12,300	504,669
St. Mary Land & Exploration Co.	17,900	510,150
Vintage Petroleum, Inc.	39,200	471,576
		1,972,395
Paper & Forest Products—1.5%
Rock-Tenn Co. (Class A)	27,100	467,746
Universal Forest Products, Inc.	15,300	492,354
		960,100
Personal Products—0.7%
Russ Berrie & Co., Inc.	13,800	467,820
Real Estate—6.4%
CBL & Associates Properties, Inc.	8,600	$485,900
First Industrial Realty Trust, Inc.	14,200	479,250
Health Care Property Investors, Inc.	9,900	502,920
Healthcare Realty Trust, Inc.	13,700	489,775
HRPT Properties Trust	48,000	484,320
Nationwide Health Properties, Inc.	3,300	64,515
New Plan Excel Realty Trust	18,700	461,329
Pennsylvania Virginia Corp.	9,900	550,935
Shurgard Storage Centers, Inc. (Class A)	13,100	493,215
		4,012,159
Restaurants—1.5%
Bob Evans Farms, Inc.	15,800	512,868
IHOP Corp	11,900	457,912
		970,780
Textiles & Apparel—2.4%
Brown Shoe Co., Inc.	14,500	549,985
Kellwood Co.	11,700	479,700
Russell Corp.	26,500	465,340
		1,495,025
Trucking—0.8%
USF Corp.	14,500	495,755
Total Common Stocks
(Cost—$37,369,271)		46,581,584
	Principal Amount
Short-Term Securities—2.4%
Repurchase Agreement *— 2.4%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $1,537,878 (Cost—$1,537,823)	$1,537,823	1,537,823
Total Investments—76.4%
(Cost—$38,907,094)		48,119,407
Other Assets Less Liabilities—23.6%		14,862,446
Net Assets—100.0%		$62,981,853

*	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

25

MLIG Variable Insurance Trust—
Roszel/JP Morgan Small Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Equities rallied decisively in 2003, bringing the three-year-old bear market to an end. Concerns regarding geo-political uncertainty and economic weakness negatively impacted market sentiment early in the year, but by mid-March the market found direction as allied troops crossed the border into Iraq. The rally gained momentum following positive comments by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth, leading ultimately to a ¼-point rate cut in late June. In addition, Congress' approval of a $350 billion package of tax cuts proposed by the Bush administration in an effort to stimulate the economy also positively contributed to the rally. By the fourth quarter, better than expected corporate profits, low interest rates, and positive economic data – including evidence of manufacturing growth, business spending, and job creation – all helped to sustain the rally.

Small cap stocks outperformed large cap stocks during the year, which on average is consistent with past periods following bear markets and geo-political crises. Low quality, non-earning, micro-cap stocks led the rally in the small cap universe, driven by their low liquidity and high beta characteristics. Within the S&P Small Cap 600/Barra Growth Index, the Semiconductors, Consumer Cyclical, Retail, and Systems Hardware sectors led the market, as high beta, cyclical stocks rallied. Defensive sectors in the index, such as Insurance, Energy, Pharmaceuticals, and Consumer Staples, underperformed the overall market.

Factors Affecting the Portfolio's Performance

The Roszel/JP Morgan Small Cap Growth Portfolio delivered strong absolute performance in 2003, rising 37.06%. The Portfolio performed in-line with its benchmark, the S&P Small Cap 600/Barra Growth Index, which gained 37.32% for the year.

Stock selection in the Health Services & Systems, Pharmaceuticals, and Consumer Cyclical sectors had the largest positive impact on relative performance. In Health Services & Systems, Odyssey Healthcare, a provider of hospice services to terminally ill patients, surged during the year. The stock has benefited from strong fundamentals and positive Medicare Drug Benefit legislation that maintained hospice care as a Medicare benefit. VCA Antech, an owner and operator of veterinary hospitals and labs, performed well as a combination of strong underlying fundamentals in the pet healthcare market, and the company's operating leverage, led to robust earnings growth. Advanced Neuromodulation Systems Inc., a company that makes implanted medical devices that treat chronic pain, outperformed the sector. The company has benefited from several successful product cycles that have enabled the company to deliver better than expected earnings, record sales, and increased guidance.

In the Pharmaceutical sector, a number of biotechnology companies performed well. Celgene Corporation, a maker of drugs to treat cancer and immunological diseases, outperformed the sector. The stock rallied following the release of positive results of a clinical study published in the Journal of Clinical Oncology regarding Celgene's lead cancer drug, Thalomid. Martek Biosciences benefited from its infant formula product cycle. Scios, a manufacturer of cardiovascular drugs, was acquired by Johnson & Johnson in February at a significant premium to its share price.

In the Consumer Cyclical sector, post-secondary education providers, Career Education Corp. and Education Management Corp., led performance as they benefited from strong enrollment and tuition growth. Leather accessory manufacturer, Coach Inc., also outperformed the sector, as it continued to deliver strong sales.

Our weakest sectors relative to the benchmark were Retail, Software & Services and Semiconductors. Given the strong rise in the market, our cash position also negatively impacted relative performance.

In Retail and Software & Services, a series of company specific disappointments detracted from performance. Casual dining chain California Pizza Kitchen performed poorly after warning investors that earnings would not meet expectations in the second quarter. Girls' apparel retailer Too Inc., suffered early in the year due to merchandising problems. In Software & Services, Verisity Ltd., which makes software used to design integrated circuits, fell back early in the year after indicating that first quarter earnings would not meet expectations. Also in the sector, Pinnacle Systems, which makes software to

26

convert analog media to digital, fell sharply in July after missing its earnings forecasts. In Semiconductors, portfolio holdings rose substantially, but still trailed the sector, as the portfolio tended not to hold the low quality, non-earning stocks in the sector that led the rally.

The preceding commentary was prepared by the Portfolio's investment manager, J.P. Morgan Investment Management Inc.

27

MLIG Variable Insurance Trust—
Roszel/JP Morgan Small Cap Growth Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/JP Morgan Small Cap Growth Portfolio	37.06%	10.71%
S&P Small Cap 600/Barra Growth Index	37.32%	14.94%
S&P 500 Index	28.68%	10.04%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Engineered Support Systems, Inc.	2.0%
Mid Atlantic Medical Services, Inc.	1.8
Harman International Industries, Inc.	1.7
Wabash National Corp.	1.6
Ansys, Inc.	1.6
East-West Bancorp, Inc.	1.5
Advanced Neuromodulation Systems, Inc.	1.5
Rofin-Sinar Technologies, Inc.	1.5
Regis Corp.	1.4
HOT Topic, Inc.	1.4
Total	16.0%

Top Ten Industries**	Percentage of Net Assets
Health Care Equipment & Services	12.8%
Electronic Equipment & Instruments	7.5
Commercial Services & Supplies	5.6
Banks	5.5
Application Software	4.8
Apparel Retail	4.6
Pharmaceuticals	4.0
Biotechnology	3.5
Machinery	3.4
Auto Components	3.1
Total	54.8%

**	Excluding short-term investments and/or cash equivalents.

28

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—99.6%
Aerospace & Defense—1.1%
Alliant Techsystems, Inc. *	14,600	$843,296

Air Freight & Couriers—0.8%
Pacer International, Inc. *	29,900	604,578

Apparel Retail—4.6%
Aeropostale, Inc. *	18,100	496,302
Coach, Inc. *	25,100	947,525
Fossil, Inc. *	18,700	523,787
HOT Topic, Inc. *	33,900	998,694
Too, Inc. *	26,000	438,880
		3,405,188
Application Software—4.8%
Engineered Support Systems, Inc.	26,000	1,431,560
MRO Software, Inc. *	47,200	635,312
National Instruments Corp.	13,500	613,845
Serena Software, Inc. *	27,100	497,285
THQ, Inc. *	18,700	316,217
		3,494,219
Auto Components—3.1%
Clarcor, Inc.	9,500	418,950
Lithia Motors, Inc.	11,300	284,873
O'Reilly Automotive, Inc. *	22,600	866,936
Winnebago Industries, Inc.	10,800	742,500
		2,313,259
Banks—5.5%
CVB Financial Corp.	19,261	371,545
East-West Bancorp, Inc.	20,900	1,121,912
Southwest Bancorporation of Texas, Inc.	17,300	672,105
Texas Regional Bancshares, Inc. (Class A)	15,300	566,100
UCBH Holdings, Inc.	20,300	791,091
Umpqua Holdings Corp.	23,700	492,723
		4,015,476
Biotechnology—3.5%
Integra LifeSciences Holdings Corp. *	11,800	337,834
Martek Biosciences Corp. *	14,500	942,065
Merit Medical Systems, Inc. *	42,046	935,944
Neurocrine Biosciences, Inc. *	6,300	343,602
		2,559,445
Building Products—0.6%
NVR, Inc. *	900	419,400

Casinos & Gaming—1.9%
Alliance Gaming Corp. *	28,600	704,990
Penn National Gaming, Inc. *	29,400	678,552
		1,383,542
Catalog Retail—0.4%
J. Jill Group, Inc. *	23,200	294,872

Chemicals—1.0%
Scotts Co. (The) (Class A) *	11,900	704,004

Commercial Services & Supplies—5.6%
Administaff, Inc. *	43,100	$749,078
American States Water Co.	11,400	285,000
Arbitron, Inc. *	17,300	721,756
Cerner Corp. *	15,200	575,320
Global Payments, Inc.	17,800	838,736
Iron Mountain, Inc. *	13,200	521,928
Waste Connections, Inc. *	11,300	426,801
		4,118,619
Computer & Electronics Retail—1.7%
Harman International Industries, Inc.	16,900	1,250,262

Diversified Financials—0.8%
Investment Technology Group *	35,600	574,940

Electrical Equipment—2.8%
FEI Co. *	23,900	537,750
Power Integrations, Inc. *	10,500	351,330
Varian Semiconductor Equipment Associates, Inc. *	12,400	541,756
Varian, Inc. *	14,400	600,912
		2,031,748
Electronic Equipment & Instruments—7.5%
Amphenol Corp. (Class A) *	6,200	396,366
Avocent Corp. *	24,000	876,480
Barra, Inc. *	15,800	560,742
DSP Group, Inc. *	15,500	386,105
Gentex Corp.	16,500	728,640
Integrated Electrical Services, Inc. *	55,900	517,075
Rofin-Sinar Technologies, Inc. *	31,900	1,102,464
Semtech Corp. *	24,300	552,339
Trident Microsystems, Inc. *	21,300	371,046
		5,491,257
Food Distributors—0.6%
United Natural Foods, Inc. *	13,000	466,830

Food Products—1.7%
NBTY, Inc. *	30,500	819,230
Performance Food Group Co. *	12,900	466,593
		1,285,823
Food Retail—1.0%
Panera Bread Co. (Class A) *	18,000	711,540

Health Care Equipment & Services—12.8%
Advanced Neuromodulation Systems, Inc. *	24,350	1,119,613
Arthrocare Corp. *	38,700	948,150
ICU Medical, Inc. *	14,400	493,632
IDEXX Laboratories, Inc. *	18,700	865,436
Mid Atlantic Medical Services, Inc.*	20,900	1,354,320
Odyssey HealthCare, Inc. *	29,550	864,633

See Notes to Financial Statements.

29

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2003 (continued)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Health Care Equipment & Services—(continued)
Pediatrix Medical Group, Inc. *	10,000	$550,900
Possis Medical, Inc. *	26,900	531,275
Respironics, Inc. *	11,300	509,517
Stericycle, Inc. *	13,000	607,100
Techne Corp. *	9,600	362,688
VCA Antech, Inc. *	22,400	693,952
Wright Medical Group, Inc. *	15,300	465,732
		9,366,948
Hotels—1.5%
Extended Stay America, Inc.	24,200	350,416
Orient-Express Hotel Ltd. (Class A)	44,300	727,849
		1,078,265
Household Durables—1.3%
Ethan Allen Interiors, Inc.	7,900	330,852
Haverty Furniture Co.	31,300	621,618
		952,470
Insurance—0.9%
ProAssurance Corp. *	21,200	681,580

Integrated Oil & Gas—0.4%
Key Energy Services, Inc. *	25,900	267,029

Internet Retail—1.4%
Regis Corp.	26,600	1,051,232

Internet Software & Services—1.1%
RSA Security, Inc. *	59,400	843,480

IT Consulting & Services—0.7%
Manhattan Associates, Inc. *	19,800	547,272

Leisure Products—0.4%
RC2 Corp. *	13,600	282,200

Machinery—3.4%
Graco, Inc.	20,300	814,030
Lindsay Manufacturing Co.	19,200	484,800
Wabash National Corp. *	40,800	1,195,440
		2,494,270
Media—1.8%
Lin TV Corp. (Class A) *	24,800	640,088
Radio One, Inc. (Class D) *	34,500	665,850
		1,305,938
Office Electronics—1.7%
Kronos, Inc. *	9,800	388,178
Zebra Technologies Corp. (Class A) *	12,700	842,899
		1,231,077
Oil & Gas Drilling—0.9%
Pride International, Inc. *	34,700	646,808
Oil & Gas Equipment & Services—2.1%
Spinnaker Exploration Co. *	22,500	$726,075
Varco International, Inc. *	16,300	336,269
W-H Energy Services, Inc. *	31,200	505,440
		1,567,784
Oil & Gas Exploration & Production—2.1%
Evergreen Resources, Inc. *	11,300	367,363
Patina Oil & Gas Corp.	8,500	416,415
Westport Resources Corp. *	24,300	725,598
		1,509,376
Pharmaceuticals—4.0%
Medicines Co. *	27,700	816,042
Medicis Pharmaceutical Corp. (Class A)	9,000	641,700
MGI Pharma, Inc. *	15,100	621,365
Pharmaceutical Resources, Inc. *	13,600	886,040
		2,965,147
Real Estate—1.1%
Pan Pacific Retail Properties, Inc.	7,300	347,845
Pennsylvania Virginia Corp.	7,700	428,505
		776,350
Restaurants—2.0%
PF Chang's China Bistro, Inc. *	13,800	702,144
Sonic Corp. *	24,500	750,190
		1,452,334
Semiconductor Equipment—1.5%
Cymer, Inc. *	12,900	595,851
Rudolph Technologies, Inc. *	21,200	520,248
		1,116,099
Semiconductors—1.6%
Genesis Microchip, Inc. *	19,200	346,368
Pixelworks, Inc. *	28,500	314,640
Silicon Laboratories, Inc. *	12,100	522,962
		1,183,970
Specialty Stores—1.1%
Hibbett Sporting Goods, Inc. *	26,800	798,640

Systems Software—1.8%
MAPICS, Inc. *	56,900	744,821
Progress Software Corp. *	28,300	579,018
		1,323,839
Telecommunications Equipment—2.0%
Ansys, Inc. *	29,500	1,171,150
C-COR.net Corp. *	28,500	317,205
		1,488,355
Trucking—2.1%
Heartland Express, Inc.	38,400	928,896
Knight Transportation, Inc. *	25,300	648,945
		1,577,841

See Notes to Financial Statements.

30

MLIG Variable Insurance Trust— Roszel/JP Morgan Small Cap Growth Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Common Stocks—(continued)
Wireless Telecommunication Services—0.9%
ViaSat, Inc. *	32,700	$625,878
Total Common Stocks
(Cost—$56,940,845)		73,102,480
	Principal Amount
Short-Term Securities—0.9%
Discount Note—0.9%
Federal Farm Credit Bank, 0.75% due 01/02/04 (Cost—$645,987)**	$646,000	645,987

Total Investments—100.5%
(Cost—$57,586,832)		73,748,467
Other Liabilities in Excess of Assets—(0.5)%		(352,453)
Net Assets—100.0%		$73,396,014

*	Non-income producing security.

**	Zero coupon security—rate disclosed is yield as of December 31, 2003.

See Notes to Financial Statements.

31

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

Improving sentiment regarding an overall economic rebound drove stocks higher over the past eight-month period. The rally was broad-based as the majority of stocks posted solid gains and most sectors of the Russell 2500 Growth Index were up more than 20%. Starting with the 2nd quarter of 2003, stocks have risen for three consecutive quarters which marks the longest sustained rally since 1999. Size was a factor in overall returns with the small capitalization Russell 2000 Growth Index being the best performer. Even within individual indices the smallest stocks did the best, with the smallest 25% of stocks returning on average considerably more than all other stocks in the index. Stocks generally considered to be of poor quality, e.g., those with low returns on equity, also outperformed during the year.

Factors Affecting the Portfolio's Performance

The Roszel/Delaware Trend Portfolio was also up considerably during the period, but overall returns trailed those of the benchmark Russell 2500 Growth Index. The Portfolio's returns were hurt on a relative basis by poor stock selection in the Consumer Services and Healthcare sectors as well as being underexposed to the type of stocks that performed best—those with the smallest market capitalizations and poorest earnings and balance sheet quality.

Among individual stocks, Coach was the biggest positive contributor to performance as it was up substantially as it reported strong earnings and sales gains throughout the period. Housing stocks also did well as home building surged in response to low interest rates. DR Horton was one of the housing stocks in the Portfolio that benefited from the strong housing market. Technology stocks also did well based on the belief that capital spending would soon improve. Cymer was one of the Portfolio's best performing technology stocks.

CV Therapeutics was one of the biggest negative contributors to performance during the period as it declined after receiving disappointing news concerning its developmental drug for angina. We reduced our holdings in the stock as a result of this development. Hilb Rogal & Hamilton was another significant negative contributor after it issued disappointing earnings. We exited from the stock during the period as a result of this news.

In summary, the market's strength over the past year has given hope that the long bear market may finally be at an end. We are encouraged by the favorable outlooks that have been issued by many companies, and have shifted some funds towards those companies that should benefit the most from an overall economic rebound. It is our feeling that gains will not be concentrated in any one sector, but rather spread over the leaders in various sectors of the market. We remain committed to finding and holding those companies with solid competitive advantages that should be able to thrive in this environment.

The preceding commentary was prepared by the Portfolio's investment manager, Delaware Management Company.

32

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Total Returns
For Period Ended December 31, 2003

Since Inception†/††
Roszel/Delaware Trend Portfolio	23.90%
Russell 2500 Growth Index	39.02%
S&P 500 Index	22.76%

*	See Notes to Performance Information.

†	May 1, 2003.

††	Not annualized.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Coach, Inc.	3.5%
Gentex Corp.	3.1
Fisher Scientific International, Inc.	3.1
PartnerRe Ltd.	2.4
Cheesecake Factory, Inc.	2.2
Cost Plus, Inc.	2.1
Cymer, Inc.	2.0
Petsmart, Inc.	1.9
Getty Images, Inc.	1.8
Martek Biosciences Corp.	1.8
Total	23.9%

Top Ten Industries**	Percentage of Net Assets
Biotechnology	6.6%
Banks	6.4
Health Care Equipment & Services	6.2
Insurance	5.4
Semiconductor Equipment	5.4
Media	5.1
Pharmaceuticals	4.9
Restaurants	4.4
Commercial Services & Supplies	4.4
Household Durables	4.4
Total	53.2%

**	Excluding short-term investments and/or cash equivalents.

33

MLIG Variable Insurance Trust— Roszel/Delaware Trend Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	Shares	Value
Common Stocks—95.6%
Air Freight & Couriers—0.9%
UTI Worldwide, Inc.	16,900	$641,017
Apparel Retail—3.5%
Coach, Inc. *	64,500	2,434,875
Automobiles—0.8%
Group 1 Automotive, Inc. *	14,800	535,612
Banks—6.4%
City National Corp.	17,700	1,099,524
Cullen/Frost Bankers, Inc.	25,900	1,050,763
Downey Financial Corp.	15,900	783,870
Sovereign Bancorp, Inc.	28,300	672,125
Webster Financial Corp.	17,500	802,550
		4,408,832
Beverages—0.4%
Peet's Coffee & Tea, Inc. *	17,000	295,970
Biotechnology—6.6%
CV Therapeutics, Inc. *	4,900	71,834
Exelixis, Inc. *	52,600	372,408
Martek Biosciences Corp. *	18,500	1,201,945
Nektar Therapeutics, Inc. *	69,700	948,617
Neurocrine Biosciences, Inc. *	14,300	779,922
Protein Design Labs, Inc. *	66,400	1,188,560
		4,563,286
Building Products—1.2%
D.R. Horton, Inc.	18,300	791,658
Casinos & Gaming—1.3%
Wynn Resorts Ltd. *	30,800	862,708
Catalog Retail—1.5%
MSC Industrial Direct Co., Inc.	37,100	1,020,250
Commercial Services & Supplies—4.4%
Advisory Board Co. *	17,400	607,434
Bright Horizons Family Solutions, Inc. *	18,000	756,000
Integrated Alarm Services Group, Inc. *	39,500	335,750
Monster Worldwide, Inc. *	30,500	669,780
Resources Connection, Inc. *	23,100	630,861
		2,999,825
Construction & Engineering—0.7%
WCI Communities, Inc. *	22,000	453,420
Diversified Financials—4.3%
Cash America International, Inc.	39,500	836,610
Doral Financial Corp.	10,950	353,466
First Niagara Financial Group, Inc.	22,000	328,020
Friedman, Billings, Ramsey Group, Inc. (Class A)	11,000	253,880
IndyMac Bancorp, Inc.	18,300	545,157
RenaissanceRe Holdings Ltd.	12,400	608,220
		2,925,353
Diversified Telecommunication Services—1.0%
West Corp. *	29,100	675,993
Electrical Equipment—3.9%
Mettler Toledo International, Inc. *	27,600	$1,164,996
Power Integrations, Inc. *	15,500	518,630
Varian Semiconductor Equipment Associates, Inc. *	23,100	1,009,239
		2,692,865
Electronic Equipment & Instruments—3.1%
Gentex Corp.	48,600	2,146,176
Food Products—0.7%
American Italian Pasta Co. *	11,900	498,610
General Merchandise Stores—1.4%
Conn's, Inc. *	8,600	138,460
Dollar Tree Stores, Inc. *	28,100	844,686
		983,146
Health Care Equipment & Services—6.2%
Align Technology, Inc. *	20,200	333,704
Beckman Coulter, Inc.	13,600	691,288
Coventry Health Care, Inc. *	11,600	748,084
Fisher Scientific International, Inc. *	51,000	2,109,870
ImClone Systems, Inc. *	8,500	337,110
United Therapeutics Corp. *	1,200	27,540
		4,247,596
Hotels—2.1%
Extended Stay America, Inc.	45,200	654,496
Four Seasons Hotels, Inc.	14,700	751,905
		1,406,401
Household Durables—4.4%
Cost Plus, Inc. *	35,500	1,455,500
KB HOME	11,400	826,728
Toll Brothers, Inc. *	18,000	715,680
		2,997,908
Insurance—5.4%
Delphi Financial Group, Inc. (Class A)	11,550	415,800
HCC Insurance Holdings, Inc.	20,200	642,360
IPC Holdings Ltd.	11,900	463,386
PartnerRe Ltd.	27,800	1,613,790
W.R. Berkley Corp.	17,150	599,392
		3,734,728
Internet Software & Services— 3.5%
Akamai Technologies, Inc. *	57,500	618,125
Digital Insight Corp. *	21,300	530,370
Getty Images, Inc. *	25,300	1,268,289
		2,416,784
IT Consulting & Services—1.1%
Ask Jeeves, Inc. *	43,000	779,160
Media—5.1%
Cumulus Media, Inc. (Class A) *	30,700	675,400
Gray Television, Inc.	35,700	539,784
Lin TV Corp. (Class A) *	41,900	1,081,439

See Notes to Financial Statements.

34

MLIG Variable Insurance Trust— Roszel/Delaware Trend Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Shares	Value
Mediacom Communications Corp. *	69,000	$598,230
Westwood One, Inc. *	17,300	591,833
		3,486,686
Networking Equipment—1.0%
Brocade Communications Systems, Inc. *	118,300	683,774
Oil & Gas Drilling—0.9%
Rowan Cos., Inc. *	26,300	609,371
Pharmaceuticals—4.9%
Abgenix, Inc. *	49,000	610,540
Andrx Group *	16,500	396,660
Inspire Pharmaceuticals, Inc. *	35,200	498,432
Medicis Pharmaceutical Corp. (Class A)	16,700	1,190,710
MGI Pharma, Inc. *	10,100	415,615
Nitromed, Inc. *	37,900	272,312
		3,384,269
Restaurants—4.4%
Cheesecake Factory, Inc. *	33,800	1,488,214
Krispy Kreme Doughnuts, Inc. *	21,200	775,920
Sonic Corp. *	25,400	777,748
		3,041,882
Semiconductor Equipment— 5.4%
Cymer, Inc. *	29,200	1,348,748
Emulex Corp. *	25,000	667,000
Integrated Circuit Systems, Inc. *	31,200	888,888
Micrel, Inc. *	52,700	821,066
		3,725,702
Semiconductors—1.6%
AMIS Holdings, Inc. *	28,300	517,324
Skyworks Solutions, Inc. *	67,500	587,250
		1,104,574
Specialty Stores—1.9%
Petsmart, Inc.	53,700	1,278,060
Systems Software—1.7%
Henry (Jack) & Associates, Inc.	55,700	$1,146,306
Telecommunications Equipment —1.9%
CIENA Corp. *	104,300	692,552
Tekelec *	37,400	581,570
		1,274,122
Trucking—2.0%
Hunt (J.B.) Transport Services, Inc. *	30,900	834,609
Sirva, Inc. *	27,200	531,488
		1,366,097
Total Common Stocks
(Cost—$59,580,476)		65,613,016
	Principal Amount
Short-Term Securities—4.2%
Repurchase Agreement **— 4.2%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $2,888,984 (Cost—$2,888,881)	$2,888,881	2,888,881
Total Investments—99.8%
(Cost—$62,469,357)		68,501,897
Other Assets Less Liabilities— 0.2%		144,876
Net Assets—100.0%		$68,646,773

*	Non-income producing security.

**	The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

35

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager's Commentary – December 31, 2003

Market Conditions

High yield bonds had an extraordinary year in 2003. The "virtuous" credit cycle began in October 2002 and lasted through the year. Spreads over Treasury securities tightened significantly throughout the year.

Throughout the year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. Within the high yield market, "C" rated bonds outpaced "BB" and "B" rated credits. In the convertible securities market, the speculative grade issues beat investment grade issues as well. Even in the high-grade portion of the market, the highest yielding investment grade companies led that sector's advance.

The Federal Reserve Board kept interest rates at a 40-year low for most of the year. This accommodative monetary policy was especially beneficial for the bond market.

Investors searching for yield continued to find it in the high-yield bond market. Throughout 2003 a favorable turn in the credit cycle, low interest rates, a rising stock market, fiscal and monetary stimulus and evidence of a global economic recovery all converged to create a positive environment for corporate bonds, particularly in the high-yield sector. As they had in the first three quarters of 2003, lower-quality credits outperformed investment-grade in the fourth quarter, as investors were attracted by the opportunity for higher yield relative to investment-grade bonds.

Factors Affecting the Portfolio's Performance

The strongest performance during 2003 was derived from the high-yield bond market, in particular the CCC credits. The Portfolio's participation in this high-risk portion of the market has never been significant, given that market's volatility. Nor would a significant position be consistent with the Portfolio's primary focus, which is not solely high yield and requires that a portion of its asset allocation be in investment-grade securities.

The rising equity market has driven returns to attractive levels in the convertible securities sector. Convertible securities are highly correlated to their underlying equities. Thus, as the equity market was up in 2003, convertible securities also performed well, especially those securities with the most equity-like characteristics. Moreover, since many of the Portfolio's convertible securities holdings were in the technology sector, the reported revitalized levels of capital expenditures boosted the Portfolio's performance as well.

The investment-grade portion of the Portfolio benefited from its positions in "BBB" corporate credits, in effect the lowest-rates, highest-yield portion of the high-grade market.

Across all sectors of the fixed income market, the Portfolio's holdings in cyclical securities performed best. On the other hand, holdings in more characteristically defensive areas of the market were impeded as investors sought yield throughout the year. In our view, this pattern of performance held steady throughout the year.

Against the backdrop of a recovering U.S. economy, we anticipate that the next move in interest rates will be modestly upward. We plan on maintaining the Portfolio's low sensitivity to interest-rate changes, including a minimal exposure to Treasuries and lower duration (a measure of interest-rate sensitivity) in the investment grade market overall. We also plan to continue to de-emphasize financial companies in the convertible securities and equity portions of the Portfolio. The high-yield market has, in our view, historically been more economically sensitive than interest-rate sensitive and we plan on focusing on the bonds of companies we believe should most likely benefit from an improving economy.

In our opinion, some of the same themes that drove performance in 2003 will continue. These include global expansion, improving revenues and higher cash flows. We also believe that companies will continue to use excess cash flow to pay down existing debt, reducing the risk of holding their bonds. As credit spreads tighten, the compensation for risk will diminish. But with approximately $5.5 trillion of investors' money on the sidelines earning money-market rates of about 0.5%-1.0%, the search for yield will continue to support the high-yield market.

The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

36

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information*

Total Return Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2003

	One Year	Since Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	17.02%	15.24%
Merrill Lynch U.S. High Yield Master II Index	28.15%	20.85%
Merrill Lynch U.S. Domestic Master Bond Index	4.12%	7.14%

*	See Notes to Performance Information.

†	July 1, 2002.

Portfolio Summary
As of December 31, 2003

Top Ten Holdings**	Percentage of Net Assets
Federal Home Loan Mortgage Corp.
5.50% due 07/15/06	1.6%
Federal National Mortgage Assn. 5.50% due 07/01/33	1.4
MCI Communications Corp. 6.50% due 04/15/10	1.0
Iron Mountain, Inc. 7.75% due 01/15/15	0.9
Allbritton Communications Co. 7.75% due 12/15/12	0.9
Charter Communications Holdings LLC 10.00% due 04/01/09	0.8
Documentum, Inc.	0.7
Houston Exploration Co. 7.00% due 06/15/13	0.7
Fisher Scientific International, Inc. 2.50% due 10/01/23	0.7
FPL Group, Inc.	0.7
Total	9.4%

Top Ten Industries**	Percentage of Net Assets
Media	9.0%
Health Care Equipment & Services	4.9
U.S. Government Agencies	3.6
Electric Utilities	3.4
Wireless Telecommunication Services	3.0
Containers & Packaging	2.8
Food Products	2.7
Paper & Forest Products	2.6
Aerospace & Defense	2.0
Commercial Services & Supplies	2.0
Total	36.0%

S&P Ratings**	Percentage of Fixed Income Investments
AAA-A	3.2%
BBB-B	80.7
CCC-C	7.1
Not Rated Securities	3.5
U.S. Government & Agencies Obligations	5.5
Total	100.0%

**	Excluding short-term investments and/or cash equivalents.

37

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
Fixed Income Investments—65.1%
Aerospace & Defense—2.0%
Armor Holdings, Inc., 8.25% due 08/15/13 (c)	B+	$25,000	$26,750
DRS Technologies, Inc., 6.88% due 11/01/13 (c)	B	50,000	51,375
EDO Corp., 5.25% due 04/15/07	NR*	10,000	11,163
Esterline Technologies Corp., 7.75% due 06/15/13 (c)	B+	75,000	80,625
L-3 Communications Holdings, Inc., 4.00% due 09/15/11(a)	BB–	20,000	21,875
Raytheon Co., 4.85% due 01/15/11	BBB–	100,000	100,132
Titan Corp., 8.00% due 05/15/11(c)	B	40,000	45,400
			337,320
Airlines—0.2%
American Airlines, Inc., 8.61% due 10/01/12	BBB	25,000	22,766
Delta Air Lines, Inc., 7.71% due 03/18/13	BBB	15,000	13,291
			36,057
Apparel Retail—0.4%
Saks, Inc., 9.88% due 10/01/11	BB	50,000	59,500
Application Software—0.6%
Mentor Graphics Corp., 6.88% due 06/15/07	NR*	100,000	106,375
Auto Components—1.6%
ArvinMeritor, Inc., 8.75% due 03/01/12	BB+	20,000	22,900
Collins & Aikman Corp., 10.75% due 12/31/11	B–	50,000	49,125
Delco Remy International, Inc., 11.00% due 05/01/09	CCC+	30,000	31,050
Dura Operating Corp. (Series D), 9.00% due 05/01/09	B	50,000	50,000
Eagle-Picher Industries, Inc., 9.75% due 09/01/13 (c)	B–	15,000	16,200
Goodyear Tire & Rubber Co., (The) 7.86% due 08/15/11	B+	50,000	43,625
Tenneco Automotive, Inc., 10.25% due 07/15/13	CCC+	20,000	22,750
TRW Automotive, Inc., 9.38% due 02/15/13	B+	25,000	28,562
			264,212
Automobiles—0.5%
Ford Motor Credit Co., 7.25% due 10/25/11	BBB–	30,000	32,537
General Motors Corp., 7.13% due 07/15/13	BBB	50,000	54,833
			87,370
Banks—0.1%
Doral Financial Corp., 4.75% due 12/31/49 (c)	BB	55	14,248

Beverages—0.6%
Le-Natures, Inc., 9.00% due 06/15/13 (c)	B–	$100,000	$105,500
Building Products—0.1%
William Lyon Homes, Inc., 10.75% due 04/01/13	B–	15,000	17,063
Casinos & Gaming—1.2%
Boyd Gaming Corp., 8.75% due 04/15/12	B+	10,000	10,975
Isle of Capri Casinos, Inc., 9.00% due 03/15/12	B	25,000	27,812
Mandalay Resort Group 9.38% due 02/15/10	BB–	10,000	11,650
Mohegan Tribal Gaming Authority, 6.38% due 07/15/09	BB–	20,000	20,650
Park Place Entertainment Corp., 9.38% due 02/15/07	BB–	50,000	56,625
Penn National Gaming, Inc., 6.88% due 12/01/11 (c)	B	30,000	29,700
Turning Stone Casino Resort Enterprise 9.13% due 12/15/10 (c)	B+	20,000	21,750
Venetian Casino Resort LLC 11.00% due 06/15/10	B–	25,000	29,000
			208,162
Chemicals—1.8%
Airgas, Inc., 7.75% due 09/15/06	BB	15,000	15,750
9.13% due 10/01/11	B+	15,000	16,837
IMC Global, Inc., 11.25% due 06/01/11	B+	50,000	55,000
International Flavors & Fragrances, Inc., 6.45% due 05/15/06	BBB+	10,000	10,861
Koppers Industries, Inc., 9.88% due 10/15/13 (c)	B	15,000	16,538
Methanex Corp., 8.75% due 08/15/12	BBB–	5,000	5,575
Nalco Chemical Co., 8.88% due 11/15/13 (c)	B	50,000	53,000
Rhodia SA, 8.88% due 06/01/11 (c)	CCC+	100,000	92,000
Terra Capital, Inc., 11.50% due 06/01/10	B–	30,000	31,350
			296,911
Commercial Services & Supplies—2.0%
Allied Waste North America 7.88% due 04/15/13	BB–	50,000	54,125
First Data Corp., 2.00% due 03/01/08 (b)	A+	100,000	108,250
Iron Mountain, Inc., 7.75% due 01/15/15	B	150,000	157,125
Von Hoffmann Press, Inc., 10.25% due 03/15/09 (c)	B	10,000	10,650
			330,150

See Notes to Financial Statements.

38

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003 (continued)	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
Fixed Income Investments—(continued)
Construction & Engineering—0.2%
Beazer Homes USA, Inc., 8.38% due 04/15/12 (c)	BB	$15,000	$16,538
Schuler Homes, Inc., 9.38% due 07/15/09	BB	20,000	22,500
			39,038
Containers & Packaging—2.8%
Anchor Glass Container Corp., 11.00% due 02/15/13	B+	60,000	69,600
BWAY Corp., 10.00% due 10/15/10	B–	35,000	38,150
Crown Cork & Seal, Inc., 7.38% due 12/15/26	B	100,000	90,375
Graham Packaging Corp., 10.75% due 01/15/09 (a)	CCC+	15,000	15,487
Jefferson Smurfit Corp., 7.50% due 06/01/13	B	65,000	67,925
8.25% due 10/01/12	B	20,000	21,700
Owens-Brockway, 8.88% due 02/15/09	BB	100,000	109,625
Plastipak Holdings, Inc., 10.75% due 09/01/11	B+	10,000	11,125
Tekni-plex, Inc., 8.75% due 11/15/13 (c)	B–	50,000	52,125
			476,112
Department Stores—0.6%
Dillard's, Inc., 6.30% due 02/15/08	BB	25,000	25,250
J.C .Penney Co., Inc., 6.88% due 10/15/15	BB+	45,000	47,306
7.95% due 04/01/17	BB+	25,000	28,406
			100,962
Diversified Financials—1.8%
Couche-Tard Finance Corp., 7.50% due 12/15/13 (c)	B	15,000	15,713
Eircom Funding, 8.25% due 08/15/13	BB+	20,000	22,150
General Electric Capital Corp., 3.50% due 05/01/08	AAA	75,000	75,076
JSG Funding plc, 9.63% due 10/01/12	B	25,000	28,000
KRATON Polymers LLC/Capital Corp., 8.13% due 01/15/14 (c)	B	10,000	10,400
River Rock Entertainment Authority, 9.75% due 11/01/11(c)	B+	100,000	107,500
Sensus Metering Systems, Inc., 8.63% due 12/15/13 (c)	B–	50,000	51,312
			310,151
Diversified Telecommunication Services—1.7%
Block Communications, Inc., 9.25% due 04/15/09	B–	$20,000	$21,500
Cincinnati Bell, Inc., 8.38% due 01/15/14 (c)	B–	55,000	59,125
MCI Communications Corp., 6.50% due 04/15/10	NR*	200,000	161,000
Qwest Communications Services Corp., 13.50% due 12/15/10 (c)	CCC+	30,000	36,450
			278,075
Drug Retail—0.5%
Rite Aid Corp., 8.13% due 05/01/10	B+	70,000	75,250
Electric Utilities—2.2%
AES Corp., 8.75% due 05/15/13 (c)	B+	75,000	83,813
Calpine Corp., 8.50% due 07/15/10 (c)	B	100,000	97,500
NRG Energy, Inc., 8.00% due 12/15/13 (c)	B+	25,000	26,281
TECO Energy, Inc., 7.50% due 06/15/10	BB+	50,000	53,500
Virginia Electric & Power Co., 4.50% due 12/15/10	BBB+	100,000	100,828
			361,922
Electrical Equipment—0.3%
Flir Systems, Inc., 3.00% due 06/01/23 (c)	NR*	50,000	55,000
Electronic Equipment & Instruments—0.5%
Artesyn Technologies, Inc., 5.50% due 08/15/10	NR*	25,000	33,938
PerkinElmer, Inc., 8.88% due 01/15/13	BB–	40,000	45,800
			79,738
Financial Services—0.3%
Franklin Resources, Inc., 3.70% due 04/15/08	A	50,000	49,729
Food Distributors—0.6%
B&G Foods, Inc., 9.63% due 08/01/07	B–	100,000	103,125
Food Products—2.7%
Corn Products International, Inc., 8.45% due 08/15/09	BBB–	5,000	5,588
Dean Foods Co., 6.63% due 05/15/09	BB–	100,000	105,000
Del Monte Corp., 8.63% due 12/15/12	B	25,000	27,375
Dole Foods Co., 8.88% due 03/15/11	BB–	20,000	21,950
General Mills, Inc., 0.00% due 10/28/22 (b)(d)	BBB+	75,000	52,500
Land O Lakes, Inc., 8.75% due 11/15/11	B–	40,000	35,000
9.00% due 12/15/10 (c)	B	25,000	25,187
Michael Foods, Inc., 8.00% due 11/15/13 (c)	B–	75,000	78,187

See Notes to Financial Statements.

39

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003 (continued)	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
Fixed Income Investments—(continued)
Food Products—(continued)
Nestle Holding, Inc., 3.00% due 05/09/05 (b)	AAA	$60,000	$68,964
Pinnacle Holdings, Inc., 8.25% due 12/01/13 (c)	B	40,000	41,400
			461,151
Food Retail—0.3%
Ingles Markets, Inc., 8.88% due 12/01/11	B+	50,000	50,250
Gas Utilities—1.7%
El Paso Production Holding Co., 7.75% due 06/01/13 (c)	B	100,000	98,500
Northwest Pipeline Corp., 8.13% due 03/01/10	B+	10,000	11,100
Semco Energy, Inc., 7.13% due 05/15/08	BB–	100,000	104,125
Sonat, Inc., 6.88% due 06/01/05	B–	50,000	49,250
7.63% due 07/15/11	B–	10,000	9,262
Suburban Propane Partners LP 6.88% due 12/15/13 (c)	B	20,000	20,200
			292,437
Health Care Equipment & Services—4.9%
Ameripath, Inc., 10.50% due 04/01/13	B–	50,000	53,250
Beverly Enterprises, Inc., 2.75% due 11/01/33	B	40,000	56,400
Cole National Group, 8.88% due 05/15/12	B	30,000	32,100
Fisher Scientific International, Inc., 2.50% due 10/01/23 (c)	BB–	100,000	113,375
8.00% due 09/01/13	B+	10,000	10,725
IASIS Healthcare Corp., 8.50% due 10/15/09	B–	75,000	78,187
Lifepoint Hospitals Holdings, Inc., 4.50% due 06/01/09 (b)	B	75,000	75,281
Mariner Health Care, Inc., 8.25% due 12/15/13 (c)	B–	25,000	25,250
Medex, Inc., 8.88% due 05/15/13 (c)	B–	70,000	75,250
Medtronic, Inc., 1.25% due 09/15/21	AA–	50,000	51,188
National Nephrology Associates, Inc., 9.00% due 11/01/11 (c)	B–	20,000	20,950
Pacificare Health Systems, Inc., 10.75% due 06/01/09	BB+	6,000	7,080
Prime Medical Services, Inc., 8.75% due 04/01/08	B	20,000	19,300
Tenet Healthcare Corp., 7.38% due 02/01/13	BB–	50,000	50,250
Triad Hospitals, Inc., 7.00% due 11/15/13 (c)	B	75,000	75,562
Triad Hospitals, Inc. (Series B), 8.75% due 05/01/09	B+	$10,000	$10,838
Universal Health Services, Inc., 0.43% due 06/23/20 (b)	BBB	100,000	65,875
			820,861
Hotels—1.2%
Fairmont Hotels & Resorts, Inc., 3.75% due 12/01/23 (c)	NR*	15,000	15,731
Hard Rock Hotel, Inc., 8.88% due 06/01/13 (c)	B	100,000	106,500
Hilton Hotels Corp., 8.25% due 02/15/11	BBB–	5,000	5,763
HMH Properties, Inc. (Series B), 7.88% due 08/01/08	B+	75,000	78,000
			205,994
Household Durables—1.6%
Beazer Homes USA, Inc., 6.50% due 11/15/13 (c)	BB	50,000	49,938
D.R. Horton, Inc., 6.88% due 05/01/13	BB	25,000	26,625
Fedders North America, Inc., 9.38% due 08/15/07	B–	75,000	75,375
Lennar Corp., 7.63% due 03/01/09	BBB–	10,000	11,536
Rayovac Corp., 8.50% due 10/01/13	B–	100,000	106,000
			269,474
Household Products—0.1%
JohnsonDiversey, Inc., 9.63% due 05/15/12	B	20,000	22,300
Industrial Conglomerates—1.2%
Great Lakes Dredge & Dock Co., 7.75% due 12/15/13 (c)	B–	45,000	46,294
Jacuzzi Brands, Inc., 9.63% due 07/01/10 (c)	B	50,000	55,000
Tyco International Group SA, 2.75% due 01/15/18	BBB–	50,000	63,812
6.00% due 11/15/13 (c)	BBB–	30,000	30,900
			196,006
Integrated Oil & Gas—0.2%
Key Energy Services, Inc., 6.38% due 05/01/13	BB	40,000	40,600
Leisure Facilities—0.7%
Gaylord Entertainment Co., 8.00% due 11/15/13 (c)	B–	100,000	105,500
Six Flags, Inc., 9.50% due 02/01/09	B–	15,000	15,712
			121,212
Machinery—1.9%
Agco Corp., 1.75% due 12/31/33 (c)	BB–	100,000	111,375
Blount, Inc., 13.00% due 08/01/09	CCC	40,000	43,100
Case New Holland, Inc., 9.25% due 08/01/11(c)	BB–	15,000	16,800
Cummins, Inc., 9.50% due 12/01/10 (c)	BB+	30,000	34,500

See Notes to Financial Statements.

40

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003 (continued)	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
The Manitowoc Co., Inc., 7.13% due 11/01/13	B+	$100,000	$103,375
Westinghouse Air Brake, 6.88% due 07/31/13 (c)	BB	15,000	15,544
			324,694
Marine—0.6%
Stena AB, 7.50% due 11/01/13 (c)	BB–	100,000	103,000
Media—8.3%
Allbritton Communications Co., 7.75% due 12/15/12	B–	150,000	155,625
American Media Operations, Inc., 10.25% due 05/01/09	B–	15,000	15,994
Charter Communications Holdings LLC, 10.00% due 04/01/09	CCC–	150,000	133,500
Cinemark USA, Inc., 9.00% due 02/01/13	B–	35,000	39,375
Clear Channel Communications, Inc., 4.63% due 01/15/08	BBB–	75,000	77,359
7.65% due 09/15/10	BBB–	5,000	5,853
Comcast UK Cable 11.20% due 11/15/07 (a)	C	25,000	25,250
CSC Holdings, Inc., 8.13% due 08/15/09	BB–	50,000	53,750
Dex Media West LLC 9.88% due 08/15/13 (c)	B	20,000	23,250
Dex Media, Inc., 8.00% due 11/15/13 (c)	B	100,000	105,000
DirecTV Holdings LLC, 8.38% due 03/15/13	BB–	25,000	29,000
Echostar DBS Corp., 6.38% due 10/01/11 (c)	BB–	50,000	51,250
9.13% due 01/15/09	BB–	9,000	10,069
Houghton Mifflin Co., 8.25% due 02/01/11	B	100,000	107,000
Insight Communications Co. Inc., 8.80% due 02/15/11(a)(d)	B–	100,000	85,500
Lamar Advertising Co., 2.88% due 12/31/10 (b)	B	50,000	51,250
Liberty Media Corp., 3.25% due 03/15/31(b)	BBB–	75,000	78,000
Mediacom LLC 8.50% due 04/15/08	B+	50,000	51,000
Paxson Communications Corp., 10.75% due 07/15/08	CCC+	50,000	54,562
Primedia, Inc., 8.88% due 05/15/11	B	100,000	105,500
Sinclair Broadcast Group, Inc., 4.88% due 07/15/18 (a)(b)	B	10,000	10,987
Vivendi Universal SA 9.25% due 04/15/10 (c)	BB	15,000	17,775
Walt Disney Co., 2.13% due 04/15/23	BBB+	100,000	105,875
			1,392,724
Metals & Mining—0.5%
Placer Dome, Inc., 2.75% due 10/15/23 (c)	BBB+	75,000	89,719
Multi-Utilities—0.6%
Williams Cos., Inc., 7.88% due 09/01/21	B+	$75,000	$79,125
8.63% due 06/01/10	B+	25,000	28,062
			107,187
Oil & Gas Drilling—0.3%
Kerr-McGee Corp., 5.25% due 02/15/10	BBB–	40,000	42,150
Parker Drilling Corp., 9.63% due 10/01/13 (c)	B–	10,000	10,400
			52,550
Oil & Gas Equipment & Services—1.4%
Dynegy Holdings, Inc., 9.88% due 07/15/10 (c)	B–	75,000	84,375
Hanover Compressor Co., 8.63% due 12/15/10 (b)	B	35,000	36,400
Offshore Logistics, Inc., 6.13% due 06/15/13	BB+	100,000	98,000
Peabody Energy Corp., 6.88% due 03/15/13	BB–	15,000	15,825
			234,600
Oil & Gas Exploration & Production—0.9%
Chesapeake Energy Corp., 8.38% due 11/01/08 (c)	BB–	10,000	11,000
Houston Exploration Co., 7.00% due 06/15/13 (c)	B+	110,000	113,575
Magnum Hunter Resources, Inc., 9.60% due 03/15/12	B+	10,000	11,350
Range Resources Corp., 7.38% due 07/15/13	B	15,000	15,000
			150,925
Paper & Forest Products—2.5%
Boise Cascade Corp., 6.50% due 11/01/10	BB	100,000	104,316
Buckeye Technologies, Inc., 8.00% due 10/15/10	B	60,000	58,800
Georgia-Pacific Corp., 8.25% due 03/01/23	BB+	100,000	101,500
Longview Fibre Co., 10.00% due 01/15/09	B+	5,000	5,488
Millar Western Forest Products Ltd., 7.75% due 11/15/13 (c)	B+	50,000	51,875
Tembec Industries, Inc., 7.75% due 03/15/12	BB	80,000	79,600
Weyerhaeuser Co., 6.13% due 03/15/07	BBB	10,000	10,838
			412,417
Pharmaceuticals—1.2%
Alpharma, Inc., 8.63% due 05/01/11 (c)	B	100,000	101,250
Biovail Corp., 7.88% due 04/01/10	BB–	75,000	76,500
Teva Pharmaceutical Finance BV, 0.38% due 11/15/22 (b)	BBB	20,000	27,750
			205,500

See Notes to Financial Statements.

41

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003 (continued)	(in U.S. dollars)

	S&P Ratings†	Principal Amount	Value
Photographic Products—0.1%
Eastman Kodak Co., 3.38% due 10/15/33 (c)	BBB–	$10,000	$11,100
Real Estate—0.3%
Host Marriott LP (Series G), 9.25% due 10/01/07	B+	25,000	27,938
Senior Housing Properties Trust, 7.88% due 04/15/15	BB+	15,000	15,750
			43,688
Restaurants—0.2%
O'Charleys, Inc., 9.00% due 11/01/13 (c)	B	25,000	25,125
Semiconductor Equipment—0.3%
Teradyne, Inc., 3.75% due 10/15/06	B+	50,000	57,500
Semiconductors—1.5%
LSI Logic Corp., 4.00% due 05/15/10	B	100,000	111,125
Micron Technology, Inc., 2.50% due 02/01/10	B–	50,000	66,125
RF Micro Devices, Inc., 1.50% due 07/01/10	B–	50,000	75,625
			252,875
Telecommunications Equipment—0.5%
Corning, Inc., 3.50% due 11/01/08 (b)	BB+	50,000	61,938
7.00% due 03/15/07	BB+	15,000	15,000
			76,938
Textiles & Apparel—0.2%
Tommy Hilfiger Corp., 6.85% due 06/01/08	BBB–	25,000	25,063
U.S. Government Agencies—3.6%
Federal Home Loan Mortgage Corp., 5.50% due 07/15/06	AAA	250,000	269,362
Federal National Mortgage Assn., 5.50% due 07/01/33	AAA	224,166	227,173
6.00% due 09/01/32	AAA	22,241	23,001
6.00% due 01/01/33	AAA	76,866	79,492
			599,028
Wireless Telecommunication Services—3.0%
Centennial Communications Operating Co., 10.13% due 06/15/13	CCC	75,000	82,313
Dobson Communications, 8.88% due 10/01/13 (c)	CCC+	100,000	101,250
Nextel Communications, Inc., 5.25% due 01/15/10	B+	50,000	50,750
7.38% due 08/01/15	B+	60,000	64,500
9.50% due 02/01/11	B+	15,000	16,950
Nextel Partners, Inc., 8.13% due 07/01/11	CCC+	50,000	53,250
Rogers Cantel, Inc., 8.30% due 10/01/07	BB+	35,000	36,050
Rural Cellular Corp., 9.88% due 02/01/10	CCC	$50,000	$53,250
TeleCorp PCS, Inc., 10.63% due 07/15/10	BBB	10,000	11,689
Western Wireless Corp., 9.25% due 07/15/13	CCC	25,000	26,375
			496,377
Total Fixed Income Investments
(Cost—$10,431,124)			10,933,265
		Shares
Convertible Preferred Stocks—2.3%
Automobiles—0.2%
Ford Motor Co. Capital Trust II		500	27,925
Electric Utilities—0.5%
Dominion Resources, Inc.		1,500	85,875
Insurance—0.2%
Anthem, Inc.		400	35,292
Media—0.6%
Sinclair Broadcast Group, Inc., Series D		2,000	98,701
Oil & Gas Exploration & Production—0.4%
Chesapeake Energy Corp.		1,000	75,500
Paper & Forest Products—0.1%
Temple-Inland, Inc.		300	17,436
Telecommunications Equipment—0.3%
Motorola, Inc.		1,000	43,375
Total Convertible Preferred Stocks
(Cost—$326,881)			384,104
Common Stocks—1.5%
Application Software—0.7%
Documentum, Inc.		100,000	119,125
Insurance—0.4%
Prudential Financial, Inc.		1,000	65,100
Integrated Oil & Gas—0.3%
Kerr-McGee Corp.		1,000	49,875
Media—0.1%
Interpublic Group of Cos., Inc.		325	18,639
Total Common Stocks
(Cost—$233,113)			252,739
Preferred Stocks—0.7%
Electric Utilities—0.7%
FPL Group, Inc. (Cost—$113,175)		2,000	112,980

See Notes to Financial Statements.

42

MLIG Variable Insurance Trust— Roszel/Lord Abbett Bond Debenture Portfolio Schedule of Investments as of December 31, 2003 (concluded)	(in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—1.2%
Discount Notes—1.2%
Federal Home Loan Bank, 0.75% due 01/02/04 (d)	$205,000	$204,996
Repurchase Agreement **— 0.0%
Nomura Securities International, Inc., 0.64%, dated 12/31/03, due 01/02/04, total to be received $104	104	104
Total Short-Term Securities
(Cost—$205,100)		205,100
Total Investments—70.8%
(Cost—$11,309,393)		11,888,188
Other Assets Less Liabilities—29.2%		4,905,623
Net Assets—100.0%		$16,793,811

*	Not rated by Moody's Investor Service, Inc., or Standard & Poor's Corporation.

**	The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

†	Unaudited.

(a)	Step coupon security - rate disclosed is as of December 31, 2003.

(b)	Convertible bond.

(c)	Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 only.

(d)	Zero coupon security - rate disclosed is yield as of December 31, 2003.

See Notes to Financial Statements.

43

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003

	Roszel/Lord Abbett Affiliated Portfolio	Roszel/PIMCO CCM Capital Appreciation Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/Seligman Mid Cap Growth Portfolio
Assets:
Investments, at cost	$34,685,868	$163,838,202	$114,332,787	$28,674,634
Investments, at value	35,545,245	164,890,098	133,088,272	29,654,823
Repurchase agreements, at value	2,633,975	8,890,767	5,764,330	3,119,879
Total investments, at value	38,179,220	173,780,865	138,852,602	32,774,702
Cash	—	—	23,232	—
Receivables:
Capital shares sold	14,118	27,628	47,320	—
Dividends and interest	54,271	85,861	159,298	8,636
Investments sold	7,104,222	—	16,945,962	154,174
Prepaid expenses and other assets	1,442	4,293	9,478	1,416
Total assets	45,353,273	173,898,647	156,037,892	32,938,928
Liabilities:
Payables:
Administrative fees	8,456	20,137	29,511	7,741
Capital shares redeemed	7,503,528	139,502	18,036,679	47,063
Investment advisor	29,519	116,816	104,400	18,888
Investments purchased	1,313,498	4,092,453	540,429	50,050
Trustees' fees	1,142	216	350	195
Accrued expenses and other liabilities	25,473	34,523	50,399	22,485
Total liabilities	8,881,616	4,403,647	18,761,768	146,422
Net Assets	$36,471,657	$169,495,000	$137,276,124	$32,792,506
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$3,011	$14,323	$12,218	$2,679
Paid-in capital	31,675,947	158,279,339	107,422,565	27,203,712
Accumulated undistributed investment income (loss)—net	114,789	—	865,377	(2,214)
Accumulated realized capital gain on investments—net	1,184,558	1,258,675	4,456,149	1,488,261
Unrealized appreciation on investments—net	3,493,352	9,942,663	24,519,815	4,100,068
Net Assets	$36,471,657	$169,495,000	$137,276,124	$32,792,506
Shares Outstanding	3,011,416	14,323,451	12,218,067	2,679,258
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.11	$11.83	$11.24	$12.24

See Notes to Financial Statements.

44

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2003 (concluded)

	Roszel/ PIMCO Small Cap Value Portfolio	Roszel/JP Morgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$38,907,094	$57,586,832	$62,469,357	$11,309,393
Investments, at value	46,581,584	73,748,467	65,613,016	11,888,084
Repurchase agreements, at value	1,537,823	—	2,888,881	104
Total investments, at value	48,119,407	73,748,467	68,501,897	11,888,188
Cash	2,249	697	41,039	24
Receivables:
Capital shares sold	14,831,132	35,733	—	4,773,631
Dividends and interest	87,479	23,054	9,407	159,621
Investments sold	39,215	786,634	341,789	—
Prepaid expenses and other assets	4,572	4,001	2,812	504
Total assets	63,084,054	74,598,586	68,896,944	16,821,968
Liabilities:
Payables:
Administrative fees	11,491	15,707	9,605	4,041
Capital shares redeemed	192	100,405	103,058	—
Investment advisor	32,556	54,379	50,675	3,028
Investments purchased	23,870	998,431	61,117	—
Trustees' fees	277	443	197	45
Accrued expenses and other liabilities	33,815	33,207	25,519	21,043
Total liabilities	102,201	1,202,572	250,171	28,157
Net Assets	$62,981,853	$73,396,014	$68,646,773	$16,793,811
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$5,492	$6,300	$5,541	$1,463
Paid-in capital	53,314,389	58,129,586	61,540,285	16,150,086
Accumulated undistributed investment income (loss)—net	71,156	(22,137)	—	6,900
Accumulated realized capital gain (loss) on investments—net	378,503	(879,370)	1,068,407	56,567
Unrealized appreciation on investments—net	9,212,313	16,161,635	6,032,540	578,795
Net Assets	$62,981,853	$73,396,014	$68,646,773	$16,793,811
Shares Outstanding	5,491,920	6,299,814	5,540,757	1,462,993
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.47	$11.65	$12.39	$11.48

See Notes to Financial Statements.

45

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003

	Roszel/Lord Abbett Affiliated Portfolio*	Roszel/ PIMCO CCM Capital Appreciation Portfolio*	Roszel/Lord Abbett Mid Cap Value Portfolio	Roszel/ Seligman Mid Cap Growth Portfolio
Investment Income:
Dividends	$201,158	$272,692	$2,267,188	$92,604
Interest	6,811	15,414	34,465	12,721
Less: Foreign taxes withheld	(163)	—	(5,336)	—
Total income	207,806	288,106	2,296,317	105,325
Expenses:
Investment advisory fees	94,666	271,448	1,066,154	176,945
Administrative services	39,994	75,884	271,079	69,302
Professional fees	17,401	22,637	57,747	20,812
Custodian fees	25,591	11,870	17,192	12,091
Transfer agent fees	6,664	17,042	62,881	10,077
Printing and shareholder reports	2,178	4,543	9,855	1,798
Offering expenses	2,421	4,390	1,218	1,218
Trustees' fees and expenses	1,599	2,375	19,965	3,163
Other	311	2,243	10,233	2,085
Total expenses before expense reductions	190,825	412,432	1,516,324	297,491
Less: Advisory fee waivers and reimbursements, if any	(60,517)	(38,851)	(72,855)	(57,848)
Less: Reductions from directed brokerage agreements, if any	(34,870)	(32,099)	(14,158)	(10,257)
Net expenses	95,438	341,482	1,429,311	229,386
Net investment income (loss)	112,368	(53,376)	867,006	(124,061)
Realized and Unrealized Gain (Loss)—Net:
Realized gain on investments—net	1,184,558	1,307,661	4,867,119	2,509,053
Change in unrealized appreciation (depreciation) on investments—net	3,493,352	9,942,663	25,116,219	3,960,079
Total realized and unrealized gain on investments—net	4,677,910	11,250,324	29,983,338	6,469,132
Net Increase in Net Assets Resulting from Operations	$4,790,278	$11,196,948	$30,850,344	$6,345,071

*	For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

See Notes to Financial Statements.

46

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2003 (concluded)

	Roszel/ PIMCO Small Cap Value Portfolio	Roszel/JP Morgan Small Cap Growth Portfolio	Roszel/Delaware Trend Portfolio*	Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$1,486,920	$145,778	$79,900	$24,557
Interest	17,595	18,702	12,727	410,855
Less: Foreign taxes withheld	(1,279)	—	(340)	—
Total income	1,503,236	164,480	92,287	435,412
Expenses:
Investment advisory fees	424,531	519,177	177,849	50,658
Administrative services	130,583	135,193	54,855	41,513
Professional fees	35,179	36,779	21,419	16,969
Custodian fees	16,240	13,633	9,721	12,673
Transfer agent fees	27,615	23,769	10,587	10,000
Printing and shareholder reports	4,688	3,729	3,761	1,212
Offering expenses	12,176	12,176	2,196	1,218
Trustees' fees and expenses	9,860	8,796	1,990	888
Other	9,302	8,723	1,808	1,168
Total expenses before expense reductions	670,174	761,975	284,186	136,299
Less: Advisory fee waivers and reimbursements, if any	(95,500)	(78,029)	(43,329)	(66,604)
Less: Reductions from directed brokerage agreements, if any	(51,736)	(7,446)	—	—
Net expenses	522,938	676,500	240,857	69,695
Net investment income (loss)	980,298	(512,020)	(148,570)	365,717
Realized and Unrealized Gain (Loss)— Net:
Realized gain on investments—net	3,282,159	1,591,079	1,214,781	58,806
Change in unrealized appreciation (depreciation) on investments—net	8,576,845	16,906,185	6,032,540	553,100
Total realized and unrealized gain on investments—net	11,859,004	18,497,264	7,247,321	611,906
Net Increase in Net Assets Resulting from Operations	$12,839,302	$17,985,244	$7,098,751	$977,623

*	For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

See Notes to Financial Statements.

47

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Affiliated Portfolio	Roszel/ PIMCO CCM Capital Appreciation Portfolio
	May 1, 2003* to December 31, 2003	May 1, 2003* to December 31, 2003
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$112,368	$(53,376)
Realized gain on investments—net	1,184,558	1,307,661
Change in unrealized appreciation (depreciation) on investments—net	3,493,352	9,942,663
Net increase in net assets resulting from operations	4,790,278	11,196,948
Capital Share Transactions:
Shares sold	40,348,181	162,241,084
Shares redeemed	(8,766,802)	(4,143,032)
Net increase in net assets derived from capital share transactions	31,581,379	158,098,052
Net Assets:
Total increase in net assets	36,371,657	169,295,000
Beginning of period	100,000	200,000
End of period	$36,471,657	$169,495,000
Net Assets include undistributed investment income—net	$114,789	$—
Share Transactions:
Shares sold	3,732,828	14,667,978
Shares redeemed	(731,412)	(364,527)
Net increase in shares outstanding	3,001,416	14,303,451

*	Commencement of investment operations.

See Notes to Financial Statements.

48

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lord Abbett Mid Cap Value Portfolio		Roszel/Seligman Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$867,006	$402,596	$(124,061)	$(21,008)
Realized gain (loss) on investments—net	4,867,119	(434,109)	2,509,053	(897,317)
Change in unrealized appreciation (depreciation) on investments—net	25,116,219	(596,404)	3,960,079	139,989
Net increase (decrease) in net assets resulting from operations	30,850,344	(627,917)	6,345,071	(778,336)
Distributions to Shareholders From:
Investment income—net	(382,840)	—	—	—
Capital Share Transactions:
Shares sold	41,183,835	115,595,679	13,960,288	16,913,411
Shares issued on reinvestment of distributions	382,840	—	—	—
Shares redeemed	(40,660,191)	(9,165,626)	(1,703,971)	(2,043,957)
Net increase in net assets derived from capital share transactions	906,484	106,430,053	12,256,317	14,869,454
Net Assets:
Total increase in net assets	31,373,988	105,802,136	18,601,388	14,091,118
Beginning of period	105,902,136	100,000	14,191,118	100,000
End of period	$137,276,124	$105,902,136	$32,792,506	$14,191,118
Net Assets include undistributed investment income (loss)—net	$865,377	$403,820	$(2,214)	$(2,846)
Share Transactions:
Shares sold	4,390,851	12,733,503	1,303,526	1,757,806
Shares issued on reinvestment of distributions	40,214	—	—	—
Shares redeemed	(3,933,841)	(1,022,660)	(169,846)	(222,228)
Net increase in shares outstanding	497,224	11,710,843	1,133,680	1,535,578

*	Commencement of investment operations.

See Notes to Financial Statements.

49

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/PIMCO Small Cap Value Portfolio		Roszel/JP Morgan Small Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$980,298	$312,374	$(512,020)	$(140,641)
Realized gain (loss) on investments— net	3,282,159	15,906	1,591,079	(2,470,449)
Change in unrealized appreciation (depreciation) on investments—net	8,576,845	635,468	16,906,185	(744,550)
Net increase (decrease) in net assets resulting from operations	12,839,302	963,748	17,985,244	(3,355,640)
Distributions to Shareholders From:
Investment income—net	(899,517)	(348,783)	—	—
Realized gain—net	(2,913,425)	—	—	—
Total distributions	(3,812,942)	(348,783)	—	—
Capital Share Transactions:
Shares sold	31,570,438	60,583,485	15,040,485	53,411,138
Shares issued on reinvestment of distributions	3,760,441	348,783	—	—
Shares redeemed	(42,569,028)	(1,353,591)	(4,113,170)	(6,572,043)
Net increase (decrease) in net assets derived from capital share transactions	(7,238,149)	59,578,677	10,927,315	46,839,095
Net Assets:
Total increase in net assets	1,788,211	60,193,642	28,912,559	43,483,455
Beginning of period	61,193,642	1,000,000	44,483,455	1,000,000
End of period	$62,981,853	$61,193,642	$73,396,014	$44,483,455
Net Assets include undistributed investment income (loss)—net	$71,156	$(24,166)	$(22,137)	$(28,462)
Share Transactions:
Shares sold	2,936,570	6,567,432	1,481,601	5,905,714
Shares issued on reinvestment of distributions	323,340	37,463	—	—
Shares redeemed	(4,324,477)	(148,408)	(416,579)	(770,922)
Net increase (decrease) in shares outstanding	(1,064,567)	6,456,487	1,065,022	5,134,792

*	Commencement of investment operations.

See Notes to Financial Statements.

50

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/ Delaware Trend Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
	May 1, 2003* to December 31, 2003	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(148,570)	$365,717	$20,372
Realized gain on investments—net	1,214,781	58,806	6,998
Change in unrealized appreciation (depreciation) on investments—net	6,032,540	553,100	25,695
Net increase in net assets resulting from operations	7,098,751	977,623	53,065
Distributions to Shareholders From:
Investment income—net	—	(364,254)	(19,674)
Realized gain—net	—	(6,940)	—
Total distributions	—	(371,194)	(19,674)
Capital Share Transactions:
Shares sold	63,925,120	16,086,509	1,811,730
Shares issued on reinvestment of distributions	—	364,249	19,674
Shares redeemed	(2,477,098)	(1,989,416)	(238,755)
Net increase in net assets derived from capital share transactions	61,448,022	14,461,342	1,592,649
Net Assets:
Total increase in net assets	68,546,773	15,067,771	1,626,040
Beginning of period	100,000	1,726,040	100,000
End of period	$68,646,773	$16,793,811	$1,726,040
Net Assets include undistributed investment income—net	$—	$6,900	$1,980
Share Transactions:
Shares sold	5,741,961	1,444,241	177,893
Shares issued on reinvestment of distributions	—	32,915	1,914
Shares redeemed	(211,204)	(180,493)	(23,477)
Net increase in shares outstanding	5,530,757	1,296,663	156,330

*	Commencement of investment operations.

See Notes to Financial Statements.

51

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/Lord Abbett Affiliated Portfolio	Roszel/PIMCO CCM Capital Appreciation Portfolio
	May 1, 2003* to December 31, 2003	May 1, 2003* to December 31, 2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	$10.00
Investment income (loss)—net (a)	0.07	(0.01)
Realized and unrealized gain on investments—net	2.04	1.84
Total from investment operations	2.11	1.83
Net asset value, end of period	$12.11	$11.83
Total Investment Return (b)(c)	21.10%	18.30%
Ratios to Average Net Assets (d):
Expenses before expense reductions (e)	1.61%	1.21%
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%
Expenses net of all reductions (g)	0.80%	1.01%
Investment income (loss)—net before expense reductions (e)	0.14%	(0.36)%
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.65%	(0.25)%
Investment income (loss)—net of all reductions (g)	0.95%	(0.16)%
Supplemental Data:
Net assets, end of period (in thousands)	$36,472	$169,495
Portfolio turnover rate	65%	260%

	Roszell/Lord Abbett Mid Cap Value Portfolio			Roszel/Seligman Mid Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.04	$10.00		$9.18	$10.00
Investment income (loss)—net (a)	0.07	0.05		(0.06)	(0.02)
Realized and unrealized gain (loss) on investments—net	2.16	(1.01)		3.12	(0.80)
Total from investment operations	2.23	(0.96)		3.06	(0.82)
Distributions to shareholders from investment income—net	(0.03)	—		—	—
Net asset value, end of period	$11.24	$9.04		$12.24	$9.18
Total Investment Return (b)	24.71%	(9.60	)%(c)	33.33%	(8.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.21%	1.53	%(d)	1.43%	2.29	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15	%(d)	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.14%	0.99	%(d)	1.10%	0.93	%(d)
Investment income (loss)—net before expense reductions (e)	0.62%	0.61	%(d)	(0.92)%	(1.75	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.68%	0.99	%(d)	(0.64)%	(0.61	)%(d)
Investment income (loss)—net of all reductions (g)	0.69%	1.15	%(d)	(0.59)%	(0.39	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$137,276	$105,902		$32,793	$14,191
Portfolio turnover rate	47%	15%		144%	60%

See Notes to Financial Statements.

52

MLIG Variable Insurance Trust
Financial Highlights (continued)

The following per share data and ratios have been derived from information provided in the financial statements.

	Roszel/PIMCO Small Cap Value Portfolio			Roszel/JP Morgan Small Cap Growth Portfolio
	Year Ended December 31, 2003	July 1, 2002* to December 31, 2002		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.33	$10.00		$8.50	$10.00
Investment income (loss)—net (a)	0.20	0.09		(0.09)	(0.03)
Realized and unrealized gain (loss) on investments—net	2.90	(0.70)		3.24	(1.47)
Total from investment operations	3.10	(0.61)		3.15	(1.50)
Distributions to shareholders from:
Investment income—net	(0.23)	(0.06)		—	—
Realized gain—net	(0.73)	—		—	—
Total distributions	(0.96)	(0.06)		—	—
Net asset value, end of period	$11.47	$9.33		$11.65	$8.50
Total Investment Return (b)	33.19%	(6.10	)%(c)	37.06%	(15.00	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.34%	1.99	%(d)	1.39%	2.02	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15	%(d)	1.25%	1.25	%(d)
Expenses net of all reductions (g)	1.05%	1.14	%(d)	1.24%	1.25	%(d)
Investment income (loss)—net before expense reductions (e)	1.67%	1.13	%(d)	(1.09)%	(1.55	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.86%	1.97	%(d)	(0.95)%	(0.78	)%(d)
Investment income (loss)—net of all reductions (g)	1.96%	1.98	%(d)	(0.94)%	(0.78	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$62,982	$61,194		$73,396	$44,483
Portfolio turnover rate	62%	9%		46%	34%

	Roszel/Delaware Trend Portfolio		Roszel/Lord Abbett Bond Debenture Portfolio
	May 1, 2003* to December 31, 2003		Year Ended December 31, 2003	July 1, 2002* to December 31, 2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00		$10.38	$10.00
Investment income (loss)—net (a)	(0.05)		0.64	0.27
Realized and unrealized gain (loss) on investments—net	2.44		1.08	0.30
Total from investment operations	2.39		1.72	0.57
Distributions to shareholders from:
Investment income—net	—		(0.61)	(0.19)
Realized gain—net	—		(0.01)	—
Total distributions	—		(0.62)	(0.19)
Net asset value, end of period	$12.39		$11.48	$10.38
Total Investment Return (b)	23.90	%(c)	17.02%	5.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.36	%(d)	2.15%	13.76	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15	%(d)	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.15	%(d)	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(0.92	)%(d)	4.72%	(7.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.71	)%(d)	5.77%	5.26	%(d)
Investment income (loss)—net of all reductions (g)	(0.71	)%(d)	5.77%	5.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$68,647		$16,794	$1,726
Portfolio turnover rate	114%		63%	22%

See Notes to Financial Statements.

53

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

*	Commencement of investment operations.
(a)	Based on average shares outstanding.
(b)	Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.
(c)	Not annualized.
(d)	Annualized.
(e)	Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.
(f)	Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.
(g)	Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

54

MLIG Variable Insurance Trust
Notes to Financial Statements

1.    Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Eight Portfolios are included in this annual report consisting of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")) as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust.

(b) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(c) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(d) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

55

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

(f) Dividends and distributions—Each Portfolio, except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(g) Offering Costs—Offering costs are capitalized and amoritized over twelve months.

(h) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2003 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Roszel/Lord Abbett Affiliated Portfolio	$2,421	$—	$(2,421)
Roszel/PIMCO CCM Capital Appreciation Portfolio	53,376	(48,986)	(4,390)
Roszel/Lord Abbett Mid Cap Value Portfolio	(22,609)	23,139	(530)
Roszel/Seligman Mid Cap Growth Portfolio	124,693	(123,475)	(1,218)
Roszel/PIMCO Small Cap Value Portfolio	14,541	(6,137)	(8,404)
Roszel/JP Morgan Small Cap Growth Portfolio	518,345	—	(518,345)
Roszel/Delaware Trend Portfolio	148,570	(146,374)	(2,196)
Roszel/Lord Abbett Bond Debenture Portfolio	3,457	(2,239)	(1,218)

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Portfolio's next taxable year. For the period from November 1, 2003 to December 31, 2003, the following Portfolio incurred and elected to defer until January 1, 2004 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/Lord Abbett Bond Debenture Portfolio	$32,653

On December 31, 2003, the following Portfolio had available for Federal income tax purposes unused capital losses, which will expire on December 31, 2010:

Portfolio	Capital Loss Carryforward
Roszel/JP Morgan Small Cap Growth Portfolio	$858,604

The tax character of distributions paid during 2003 and 2002 were as follows:

	2003 Distributions Paid from		2002 Distributions Paid from Ordinary Income
Portfolio	Ordinary Income	Long-term Capital Gain
Roszel/Lord Abbett Mid Cap Value Portfolio	$382,840	$—	$—
Roszel/PIMCO Small Cap Value Portfolio	3,635,450	177,492	348,783
Roszel/Lord Abbett Bond Debenture Portfolio	371,194	—	19,674

56

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Roszel/Lord Abbett Affiliated Portfolio	$1,335,522	$—
Roszel/PIMCO CCM Capital Appreciation Portfolio	1,267,730	—
Roszel/Lord Abbett Mid Cap Value Portfolio	4,291,558	1,694,638
Roszel/Seligman Mid Cap Growth Portfolio	856,910	661,157
Roszel/PIMCO Small Cap Value Portfolio	246,982	415,449
Roszel/Delaware Trend Portfolio	1,121,365	—
Roszel/Lord Abbett Bond Debenture Portfolio	98,007	1,681

2.    Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into a Management Agreement with the Advisor. For the year ended December 31, 2003, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Advisory Fee
Roszel/Lord Abbett Affiliated Portfolio*	0.80%
Roszel/PIMCO CCM Capital Appreciation Portfolio*	0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%
Roszel/Seligman Mid Cap Growth Portfolio	0.85%
Roszel/PIMCO Small Cap Value Portfolio	0.85%
Roszel/JP Morgan Small Cap Growth Portfolio	0.95%
Roszel/Delaware Trend Portfolio*	0.85%
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%

*For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

For the year ended December 31, 2003, the following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Affiliated Portfolio*	Merrill Lynch & Co.	$1,063
	Citation Financial Group	53,953
	Broadcourt Capital	69
Roszel/PIMCO CCM Capital Appreciation Portfolio*	Merrill Lynch & Co.	42,062
	Citation Financial Group	10,400
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch & Co.	20,237
	Citation Financial Group	15,679
	Broadcourt Capital	700
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch & Co.	28,721
	Citation Financial Group	1,672
Roszel/PIMCO Small Cap Value Portfolio	Merrill Lynch & Co.	5,060
	Citation Financial Group	42,823
	Broadcourt Capital	275
Roszel/JP Morgan Small Cap Growth Portfolio	Merrill Lynch & Co.	6,935
Roszel/Delaware Trend Portfolio*	Merrill Lynch & Co.	1,208
	Citation Financial Group	8,137
Roszel/Lord Abbett Bond Debenture Portfolio	Merrill Lynch & Co.	19

*For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

57

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Affiliated Portfolio	$34,870
Roszel/PIMCO CCM Capital Appreciation Portfolio	32,099
Roszel/Lord Abbett Mid Cap Value Portfolio	14,158
Roszel/Seligman Mid Cap Growth Portfolio	10,257
Roszel/PIMCO Small Cap Value Portfolio	51,736
Roszel/JP Morgan Small Cap Growth Portfolio	7,446

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.    Investments:

Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the year ended December 31, 2003 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Affiliated Portfolio*	$40,731,105	$9,863,771
Roszel/PIMCO CCM Capital Appreciation Portfolio*	297,393,531	143,753,398
Roszel/Lord Abbett Mid Cap Value Portfolio	55,942,335	56,514,017
Roszel/Seligman Mid Cap Growth Portfolio	36,055,129	27,586,206
Roszel/PIMCO Small Cap Value Portfolio	30,219,632	49,277,504
Roszel/JP Morgan Small Cap Growth Portfolio	34,912,688	24,411,381
Roszel/Delaware Trend Portfolio*	92,753,093	34,387,397
Roszel/Lord Abbett Bond Debenture Portfolio	13,104,179	3,693,501

*For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

As of December 31, 2003, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Roszel/Lord Abbett Affiliated Portfolio	$34,722,042	$3,555,526	$(98,348)	$3,457,178
Roszel/PIMCO CCM Capital Appreciation Portfolio	163,847,257	10,548,460	(614,852)	9,933,608
Roszel/Lord Abbett Mid Cap Value Portfolio	114,995,244	25,690,139	(1,832,781)	23,857,358
Roszel/Seligman Mid Cap Growth Portfolio	28,704,439	4,234,168	(163,905)	4,070,263
Roszel/PIMCO Small Cap Value Portfolio	39,093,958	9,120,805	(95,356)	9,025,449
Roszel/JP Morgan Small Cap Growth Portfolio	57,607,597	17,404,651	(1,263,781)	16,140,870
Roszel/Delaware Trend Portfolio	62,522,316	6,460,699	(481,118)	5,979,581
Roszel/Lord Abbett Bond Debenture Portfolio	11,309,393	599,185	(20,390)	578,795

4.    Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in

58

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Lord Abbett Affiliated Portfolio	1.10%
Roszel/PIMCO CCM Capital Appreciation Portfolio	1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15%
Roszel/Seligman Mid Cap Growth Portfolio	1.15%
Roszel/PIMCO Small Cap Value Portfolio	1.15%
Roszel/JP Morgan Small Cap Growth Portfolio	1.25%
Roszel/Delaware Trend Portfolio	1.15%
Roszel/Lord Abbett Bond Debenture Portfolio	1.10%

The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2003 advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Affiliated Portfolio*	$53,896	$6,621
Roszel/PIMCO CCM Capital Appreciation Portfolio*	38,851	—
Roszel/Lord Abbett Mid Cap Value Portfolio	72,855	—
Roszel/Seligman Mid Cap Growth Portfolio	57,848	—
Roszel/PIMCO Small Cap Value Portfolio	95,500	—
Roszel/JP Morgan Small Cap Growth Portfolio	78,029	—
Roszel/Delaware Trend Portfolio*	42,183	1,146
Roszel/Lord Abbett Bond Debenture Portfolio	46,645	19,959

*For the period May 1, 2003 (commencement of investment operations) to December 31, 2003.

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The total amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the year ended December 31, 2003, the Advisor received no reimbursement. As of December 31, 2003 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2006 are as follows:

	Amount Eligible through		Total Eligible for Reimbursement
Portfolio	2005	2006
Roszel/Lord Abbett Affiliated Portfolio	$—	$60,517	$60,517
Roszel/PIMCO CCM Capital Appreciation Portfolio	—	38,851	38,851
Roszel/Lord Abbett Mid Cap Value Portfolio	133,738	72,855	206,593
Roszel/Seligman Mid Cap Growth Portfolio	61,841	57,848	119,689
Roszel/PIMCO Small Cap Value Portfolio	132,673	95,500	228,173
Roszel/JP Morgan Small Cap Growth Portfolio	140,466	78,029	218,495
Roszel/Delaware Trend Portfolio	—	43,329	43,329
Roszel/Lord Abbett Bond Debenture Portfolio	49,008	66,604	115,612

See Notes to Financial Statements.

59

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust") comprising the Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio, as of December 31, 2003, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios referred to above of MLIG Variable Insurance Trust as of December 31, 2003, and the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 2004

60

Trust Management
Trustees and Officers  (Unaudited)

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2003.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Interested Trustees and Officers

Michael P. Cogswell 1400 Merrill Lynch Drive Pennington, NJ 08534 (48)	Trustee and President	Indefinite term since June 5, 2002	January 2003 - Present, Director of Employer Plans Marketing, Retirement Group, Merrill Lynch, Pierce, Fenner & Smith Inc. April 2001 - January 2003, Senior Vice President and Director of Product Development, Merrill Lynch Insurance Group November 1990 - April 2001, Vice President and Senior Counsel, Merrill Lynch Insurance Group	24	N/A
Deborah J. Adler 1300 Merrill Lynch Drive Pennington, NJ 08534 (42)	Trustee	Indefinite term since May 21, 2003	April 2003 - Present, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group 1994 - 2000, Vice President and Financial Actuary, Merrill Lynch Insurance Group	24	Merrill Lynch Life Insurance Company, Director and Senior Vice President ML Life Insurance Company of New York, Director and Senior Vice President

61

Trust Management
Trustees and Officers (continued) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
J. David Meglen 1300 Merrill Lynch Drive Pennington, NJ 08534 (40)	Vice-President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC	N/A	N/A
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.
October 1998 - December 1999, Director, Fund Accounting, Defined Asset Funds, Merrill Lynch & Co., Inc.
Jerome J. Davies 1300 Merrill Lynch Drive Pennington, NJ 08534 (33)	Treasurer and Chief Financial Officer	Indefinite term since November 13, 2002	May 2002 - Present, Vice President, Merrill Lynch Insurance Group and Treasurer, Roszel Advisors, LLC	N/A	N/A
July 1995 - October 2001, Vice President, Funds Management, Bear, Stearns & Co. Inc.
Edward W. Diffin, Jr. 1300 Merrill Lynch Drive Pennington, NJ 08534 (51)	Secretary	Indefinite term since June 5, 2002	January 1994 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
April 2002 - Present, Secretary and Compliance Director, Roszel Advisors, LLC

62

Trust Management
Trustees and Officers (continued) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Frances C. Grabish 1300 Merrill Lynch Drive Pennington, NJ 08534 (35)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group	N/A	N/A
1996 - 1999, Manager and Attorney, Prudential Insurance Company of America

63

Trust Management
Trustees and Officers (concluded) (Unaudited)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
Independent Trustees

Robert M. Bordeman 1300 Merrill Lynch Drive Pennington, NJ 08534 (47)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Chief Executive Officer, Safeway Insurance Group	24	None
Theodore P. Manno 1300 Merrill Lynch Drive Pennington, NJ 08534 (58)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Adjunct Professor, Seton Hall University School of Law	24	None
			1996 - Present, Adjunct Lecturer, New York University, Institute of Paralegal Studies
			1990 - 2001, Executive Vice President, General Counsel and Secretary, Savings Banks Life Insurance Fund (succeeded by SBLI USA Mutual Life Insurance Company, Inc.)
			1997 - 1999, Acting President and Chief Executive Officer, Savings Banks Life Insurance Fund
Kevin J. Tierney 1300 Merrill Lynch Drive Pennington, NJ 08534 (52)	Trustee	Indefinite term since June 5, 2002	1999 - Present, Kevin J. Tierney, Attorney at Law	24	None
			1991-1999, Senior Vice President and General Counsel, UNUM Corporation

*	"Other Directorships" lists directorships held in companies subject to the registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

The Trust's proxy voting policies and procedures are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the Securities and Exchange Commission's website at http://www.sec.gov.

64

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2003, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/Lord Abbett Mid Cap Value Portfolio	100.00%
Roszel/PIMCO Small Cap Value Portfolio	28.83%
Roszel/Lord Abbett Bond Debenture Portfolio	5.46%

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

Portfolio	Long-Term Capital Gain 20%
Roszel/PIMCO Small Cap Value Portfolio	$177,492

For the year ended December 31, 2003, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbett Bond Debenture Portfolio	0.82%

65

Trustees and Officers

Michael P. Cogswell
Trustee and President

Deborah J. Adler
Trustee

Robert M. Bordeman
Independent Trustee

Theodore P. Manno
Independent Trustee

Kevin J. Tierney
Independent Trustee

J. David Meglen
Vice-President

Jerome J. Davies
Treasurer and Chief Financial Officer

Edward W. Diffin, Jr.
Secretary

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MLIG Variable Insurance Trust	#101198RR-1203
P.O. Box 44222
Jacksonville, Florida 32231-4222

Item 2. Code Of Ethics.
        --------------

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.
        --------------------------------

The Board of Trustees has determined that Robert Bordeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bordeman is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
        --------------------------------------

------------------------------------------------------------------------------------------------------------------
         Audit Fees*               Audit-Related Fees              Tax Fees**               All Other Fees
For The Period Ended              For The Period Ended        For The Period Ended       For The Period Ended
         December 31,                 December 31,                December 31,               December 31,
------------------------------------------------------------------------------------------------------------------
     2002            2003          2002          2003          2002          2003         2002           2003
------------------------------------------------------------------------------------------------------------------
$303,875         $358,000      $0            $0             $49,200       $55,800      $0             $0
------------------------------------------------------------------------------------------------------------------

*   Audit Fees include all services related to audit of the financial statements, including review of registration statement and issuance of related consent. Excludes out of pocket expenses.

**  Tax Fees include review of Form 1120-RIC, Form 8613(a) and Excise
    Distributions Calculation.

Item 5. Audit Committee of Listed Registrants.
        -------------------------------------

Not Applicable.

Item 6. [Reserved].

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
        -------------------------------------------------------------------------------------------------

Not Applicable.

Item 8. [Reserved].

Item 9. Controls And Procedures.
        -----------------------

        (a)  The registrant's principal executive officer and principal financial officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment
             Company Act of 1940, as amended (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

        (b)  There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.
         --------

         (a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

         (b)(1) Certifications pursuant to Rule 30a-2 under the 1940 Act and
                Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with
                Form N-CSR are attached hereto.

         (b)(2) Certification required by Rule 30a-2 under the 1940 Act and
                Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the
                Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940
Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:    /s/  Michael P. Cogswell
       ------------------------
       Michael P. Cogswell
       President

Date:  February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940
Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Michael P. Cogswell
       -----------------------
       Michael P. Cogswell
       President

Date:  February 27, 2004

By:    /s/ Jerome J. Davies
       --------------------
       Jerome J. Davies
       Treasurer and Chief Financial Officer

Date:  February 27, 2004